As filed with the Securities and Exchange Commission on April 14, 2011

                               File No. 333-148225
                                    811-21250
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-effective Amendment 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23

           Allstate Life of New York Variable Life Separate Account A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
              (Address of Depositor's principal executive offices)

                                  SUSAN L. LEES
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
                     (Name and address of agent for service)

Copy to:                JAMES FLYNN, ESQUIRE
                        ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        3100 SANDERS ROAD
                        SUITE J5B
                        NORTHBROOK, IL 60062

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this registration statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

             TOTALACCUMULATORSM VARIABLE ADJUSTABLE LIFE PROSPECTUS


    Individual Flexible Premium Variable Adjustable Life Insurance Policies


                                   Issued by:
                  Allstate Life Insurance Company of New York


                              In connection with:
           Allstate Life of New York Variable Life Separate Account A


                                Street Address:
                              2940 S. 84th Street
                             Lincoln, NE 68506-4142


                                Mailing Address:
                                P.O. Box 660191
                             Dallas, TX 75266-0191


                        Telephone Number: 1-800-268-5619
                           Fax Number: 1-866-628-1006


This Prospectus describes information you should know before you purchase the TotalAccumulator/SM/ Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 1, 2011.

                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         8
FEE TABLES
     Transaction Fees                                            9
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                   10
     Optional Benefit Charges                                   11
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  12
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             13
     Safety Net Premium                                         13
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     14
POLICY VALUE
     General                                                    14
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   15
     Postponement of Payments                                   15
TRANSFERS
     General                                                    15
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      16
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          17
     Trading Limitations                                        17
     Agreements to Share Information with Funds                 18
     Short Term Trading Fees                                    18
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              22
     Additions, Deletions and Substitutions of Securities       23
     The Fixed Account                                          23
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             24
     Death Benefit Options                                      24
     Change to Death Benefit Option                             25
     Change to Face Amount                                      25


                                                               PAGE
     Optional Insurance Benefits                                25
POLICY LOANS
     General                                                    28
     Loan Interest                                              28
     Loan Repayment                                             29
     Pre-Existing Loan                                          29
     Effect on Policy Value                                     29
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 29
     Partial Withdrawal                                         30
SETTLEMENT OPTIONS                                              30
MATURITY                                                        31
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     31
     Reinstatement                                              31
CANCELLATION RIGHTS
     Free-Look Period                                           32
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     32
     Monthly Deduction                                          32
     Policy Fee                                                 32
     Administrative Expense Charge                              32
     Mortality and Expense Risk Charge                          32
     Cost of Insurance Charge                                   33
     Rider Charges                                              33
     Separate Account Income Taxes                              33
     Portfolio Charges                                          33
     Surrender Charge                                           34
     Transfer Fee                                               35
GENERAL POLICY PROVISIONS
     Beneficiaries                                              35
     Assignment                                                 35
     Dividends                                                  35
ABOUT US
     Allstate Life Insurance Company of New York                35
     The Separate Account                                       35
FEDERAL TAXES
     Introduction                                               36
     Taxation of the Company and the Separate Account           36
     Taxation of Policy Benefits                                36
     Employer Owned Life Insurance (a.k.a. "COLI")              37
     Modified Endowment Contracts                               37
     Income Tax Withholding                                     38
     Diversification Requirements                               38

                                2   PROSPECTUS

                             PAGE
     Ownership Treatment      38
DISTRIBUTION                  39
LEGAL PROCEEDINGS             39
LEGAL MATTERS                 40
FINANCIAL STATEMENTS          40
GLOSSARY OF SPECIAL TERMS     44

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 44 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value may vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature or the Coverage Guarantee Rider (discussed below), you must pay the cumulative Safety Net Premiums or the Coverage Guarantee Rider premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 36.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 37.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 13.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

4. WHAT IS THE COVERAGE GUARANTEE RIDER FEATURE?

If this rider is elected, unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period longer than the Safety Net Premium Period under the terms of this rider. This rider must be elected at Policy Issue, and the insured must be between age 18 and 70 at policy issue to be eligible.

Two possible coverage levels are available under the Coverage Guarantee Rider:
Extended Coverage and Lifetime Coverage. The Extended Coverage specified period extends to the later of the policy anniversary following the Insured's 70th birthday, or 20 years. The Lifetime Coverage specified period extends until the Insured's 121st birthday.

Each coverage level has a cumulative premium requirement that must be met. Lifetime Coverage has a higher cumulative premium requirement than Extended Coverage. If the Lifetime Coverage cumulative premium requirement is not met, you can still choose to meet the Extended Coverage premium requirement.

When the Coverage Guarantee Rider is no longer in effect, your Policy remains in force as long as the Safety Net Premium is in effect. If the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

5. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on


                                 4   PROSPECTUS
page 32. For additional discussion of your Policy Value, please see "Policy Value" on page 14.

6. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 17.

As a Policy Owner you may also elect to participate in the SelectBalance/SM/ Asset Allocation Program ("SelectBalance") for no additional charge. Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style.

We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program. Asset allocation does not guarantee a profit or protect against loss in a declining market. Please see "SelectBalance/SM/ Asset Allocation Program" on page 23 for more information.

7. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
32. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 14.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 14. Furthermore, if there are outstanding requirements, your Premiums are not allocated until you satisfy those requirements.We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued.

During the free-look period all premiums will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or
b) Policy Value less any Policy Debt will be returned to you.

8. MAY I TRANSFER POLICY VALUE AMONG THE SUB- ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See "Transfers" on page 15.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 16.

9. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 28 and "Death Benefits and Optional Insurance Benefits" on page 24.

10. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the


                                 5   PROSPECTUS

Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

11. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 25. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 36.

12. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 34.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 29.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 36.

13. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page 28. For a discussion regarding the possible tax consequences of loans, see "Federal Taxes" on page 36.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 31 days after you receive it. During this period premium will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or b) Policy Value less any Policy Debt will be returned to you. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation Rights - Free-Look Period," on page 32.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature or the Coverage Guarantee Rider. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 8 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature or the Coverage Guarantee Rider is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 31. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 36.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes.


                                 6   PROSPECTUS

Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 36.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three.

While the surrender charge does not apply to partial withdrawals, we impose a $25 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 30. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 36.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 17 and "Transfers - Trading Limitations" on page 17.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions - Surrender Charge" on page 34. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In the event the Surrender Charge exceeds the Policy Value, the amount we deduct upon surrender is limited to the Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 36.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 37.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 36.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


                                 7   PROSPECTUS

THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

                                 8   PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER FUNDS BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge (1)                        When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
   (2)                                            first 10 Policy Years.
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Partial Withdrawal Service Fee (3)                When you make a withdrawal.
Transfer Fee (4)                                  Second and each subsequent transfer in each
                                                  calendar month.
Loan Interest Rate (5)(6)                         When you have a Policy Loan



                      CHARGE                                     AMOUNT DEDUCTED
------------------------------------------------- --------------------------------------------
Premium Expense Charge (1)                        5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
   (2)
                                                  Maximum: $49.00 per $1000
                                                  Minimum: $3.60 per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $20.98 per $1000
  NON-SMOKER, $120,000 FACE AMOUNT
Partial Withdrawal Service Fee (3)                The lesser of 2% of amount withdrawn or
                                                  $ 25.00
Transfer Fee (4)                                  $10.00 maximum; $0 current
Loan Interest Rate (5)(6)                         Interest Rate on Preferred Loans 3%
                                                  Interest Rate on Standard Loans 4%

(1)   New York does not assess state premium taxes.

(2) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3)   A Surrender Charge is not assessed on a partial withdrawal.

(4) Currently, we are waiving this fee. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees of up to 2% of the amount transferred if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees. For more information see Short Term Transfer Fees on page 18.

(5) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 3%. For more information, see "Policy Loans" on page 28.

(6) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

                                 9  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                 CHARGE                     WHEN CHARGE IS DEDUCTED
---------------------------------------- -----------------------------
Cost of Insurance Charge (per            Monthly
 $1000 Net Amount at Risk) (1)
MAXIMUM AND MINIMUM COI
 CHARGE AMONG ALL POSSIBLE INSUREDS:
COI CHARGE FOR A 45-YEAR OLD MALE
 NON-SMOKER, $120,000 FACE
 AMOUNT, AT ISSUE
Administrative Expense Charge            Monthly during the first 10
 (tiered charge based upon per           Policy Years
 $1000 Initial Face Amount)(2)
Policy Fee                               Monthly
Mortality and Expense Risk Charge        Monthly
 (as a percentage of total monthly
 Subaccount Value) (3)



                 CHARGE                                        AMOUNT DEDUCTED
---------------------------------------- ------------------------------------------------------------
Cost of Insurance Charge (per
 $1000 Net Amount at Risk) (1)
MAXIMUM AND MINIMUM COI                  GUARANTEED:                  CURRENT:
 CHARGE AMONG ALL POSSIBLE INSUREDS:     Maximum: $83.33 per $1000.   Maximum: $60.45 per $1000
                                         Minimum: $0.02 per $1000.    Minimum: $0.02 per $1000.
COI CHARGE FOR A 45-YEAR OLD MALE        GUARANTEED:                  CURRENT:
 NON-SMOKER, $120,000 FACE               $0.20 per $1000.             $0.20 per $1000.
 AMOUNT, AT ISSUE
Administrative Expense Charge            Guaranteed Monthly rate:     Current Monthly rate:
 (tiered charge based upon per           Same as current              $0.09 per $1000 on the first
 $1000 Initial Face Amount)(2)                                        $100,000
Policy Fee                               Guaranteed: $15.00           Current: $10.00
Mortality and Expense Risk Charge        Guaranteed Monthly Rate:     Current Monthly Rate:
 (as a percentage of total monthly       Policy Years 1-10: 0.06%     Policy Years 1-10: 0.05%
 Subaccount Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Net Amount at Risk and the cost of insurance charges, see "Charges and Deductions" on page 32. Net Amount at Risk is defined as (a) - (b), where (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is the same as current. The current monthly rate for Face Amounts in excess of $100,000 is $0.3 for $1,000.

(3) The guaranteed monthly mortality and expense risk charge is 0.058% for the first 10 Policy Years and 0.025% thereafter. The current monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter. The guaranteed monthly mortality and expense risk charge for Policy Years 11 and after is 0.03%. The current monthly mortality and expense risk charge for Policy Years 11 and after is 0.01%.


  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

                                 10  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction or as noted. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:


                 OPTIONAL BENEFIT                  WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
------------------------------------------------- ------------------------- ---------------------------------
Children's Level Term Rider (per $5,000 unit of            Monthly             $2.50 per unit per month
 coverage)
Accidental Death Benefit Rider (per $1,000 of              Monthly
 benefit amount) (1)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                       Maximum COI: $0.13 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.08 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE NON-                                         COI: $0.10 per $1,000
  SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Continuation of Payment Rider (per $100 of                 Monthly
 benefit amount) (2)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                        Maximum COI: $1.54 per $100
  ALL POSSIBLE INSUREDS:                                                      Minimum COI: $0.26 per $100
  COI CHARGE FOR A 45-YEAR OLD MALE NON-                                          COI: $0.53 per $100
  SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Additional Insured Term Rider (per $1000 of                Monthly
 benefit amount) (3)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                      Maximum COI: $30.40 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.01 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE NON-                                         COI: $0.12 per $1,000
  SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Primary Insured Term Rider (4)                             Monthly
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                      Maximum COI: $30.04 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.02 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE NON-                                         COI: $0.06 per $1,000
  SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Coverage Guarantee Rider (5)                               Monthly                 $0.01 per $1,000
Guaranteed Insurability Rider (6)                          Monthly
  MINIMUM AND MAXIMUM COI CHARGE AMONG                                       Maximum COI: $0.12 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.05 per $1,000
  COI CHARGE FOR 30-YEAR OLD:                                                    COI: $0.11 per $1,000
Accelerated Death Benefit Rider, Terminal            When Benefit Elected   $150
 Illness
Overloan Protection Rider                            When Benefit Elected        4.5% of Policy Value

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex, rider Face Amount, and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.



                                 11  PROSPECTUS

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)   The Coverage Guarantee Rider can be elected only at Policy Issue.

(6) The Guaranteed Insurability Rider can be elected only at Policy issue for insureds 38 years old and younger. The applicable charge depends on the Insured's age at issue. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.



PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


                                                                                                 MINIMUM         MAXIMUM
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which
may include management fees, distribution and/or service (12b-1) fees, and other expenses)      0.20%          2.05%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2010.

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $1,000,000, we provide you with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 36. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy


                                12   PROSPECTUS
will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount or the Coverage Guarantee Rider amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" and "Coverage Guarantee Rider" discussions just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 37 below for more information.

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 31. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly safety net premiums. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 31.

The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:


                                                         MONTHLY
                                                        SAFETY NET
                   BASE POLICY                           PREMIUM
Face Amount $250,000, 45 Male Non-Smoker, Death
Benefit Option 1, no riders                            $ 176.88
              CHANGES TO BASE POLICY
Increase Face Amount to $300,000 in year 5             $ 220.96
Decrease Face Amount to $200,000 in year 5             $ 141.50
Partial Withdrawal of $3,000 in year 5                 $ 174.75
Change to Death Benefit Option 2 in year 5             $ 173.23
Add Rider in year 5: Additional Insured Rider of
$100,000 on 35 Female Non-Smoker                       $ 194.54

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your


                                13   PROSPECTUS

Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. We will delay allocating your Premiums to the Sub-Accounts or to the Fixed Account until after the "free-look" period. In the interim, we allocate all of your Premiums to the Fixed Account only. For more information, please see "Cancellation Rights" on page 32.

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the values of your interests in the sub-accounts of the separate account plus the value of the fixed account and the loan account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date. Otherwise, we make that determination on the next succeeding day that is a Valuation Date. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.


                                14   PROSPECTUS

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/ or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.


We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 35, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE is open for business. See "Policy Value" on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.


You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by


                                15   PROSPECTUS
the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than twenty-one options, other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 15 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.


                                16   PROSPECTUS

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

     o the investment objectives and/or size of the Sub-Account's underlying Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or


                                17   PROSPECTUS
transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Allstate New York has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current

Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a
                                                 --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.


                                 18  PROSPECTUS

 Sub-Accounts                                        Investment Objective
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I (1)                                             appreciation
 Invesco Van Kampen V.I. Growth and Income          Long-term growth of capital and income
  Fund - Series I
 Invesco Van Kampen V.I. Mid Cap Value Fund -       Above-average total return over a market cycle of three
  Series I                                          to five years by investing in common stocks and other
                                                    equity securities.
 THE ALGER PORTFOLIOS
 Alger Balanced Portfolio - Class I-2               Current income and long-term capital appreciation
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation
 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
 AllianceBernstein VPS Growth and Income            Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS International Growth         Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS International Value          Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS Small Cap Growth             Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS Small/Mid Cap Value          Long-term growth of capital
  Portfolio - Class A



 Sub-Accounts                                        Investment Adviser
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. Government Securities Fund - Series
  I (1)
 Invesco Van Kampen V.I. Growth and Income
  Fund - Series I                                   INVESCO ADVISERS, INC.
 Invesco Van Kampen V.I. Mid Cap Value Fund -
  Series I
 THE ALGER PORTFOLIOS
 Alger Balanced Portfolio - Class I-2
 Alger Capital Appreciation Portfolio - Class I-2
                                                    FRED ALGER MANAGEMENT,
                                                    INC.
 Alger Large Cap Growth Portfolio - Class I-2
 Alger Mid Cap Growth Portfolio - Class I-2
 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
 AllianceBernstein VPS Growth and Income
  Portfolio - Class A
 AllianceBernstein VPS International Growth
  Portfolio - Class A
 AllianceBernstein VPS International Value
                                                    ALLIANCEBERNSTEIN L.P.
  Portfolio - Class A
 AllianceBernstein VPS Small Cap Growth
  Portfolio - Class A
 AllianceBernstein VPS Small/Mid Cap Value
  Portfolio - Class A

                                19  PROSPECTUS

 Sub-Accounts                                          Investment Objective
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial Long-term capital appreciation.
  Class
 Fidelity VIP Emerging Markets Portfolio -            Seeks capital appreciation
  Initial Class
 Fidelity VIP Equity-Income Portfolio - Initial       The Fund seeks reasonable Income. The fund will also
  Class                                               consider the potential for capital appreciation. The
                                                      fund's goal is to achieve a yield which exceeds the
                                                      composite yield on the securities comprising the
                                                      Standard & Poor's 500/SM/ Index (S&P 500(Reg. TM)).
 Fidelity VIP Growth & Income Portfolio - Initial     High total return through a combination of current
  Class                                               income and capital appreciation
 Fidelity VIP Growth Portfolio - Initial Class        To achieve capital appreciation.
 Fidelity VIP High Income Portfolio - Initial         High level of current income, while also considering
  Class                                               growth of capital.
 Fidelity VIP Index 500 Portfolio - Service Class     The Fund seeks investment results that correspond to
                                                      the total return of common stocks publicly traded in the
                                                      United States, as represented by the Standard & Poor's
                                                      500/SM/ Index (S&P 500(Reg. TM)).
 Fidelity VIP Investment Grade Bond Portfolio -       As high a level of current income as is consistent with
  Initial Class                                       the preservation of capital.
 Fidelity VIP Mid Cap Portfolio - Initial Class       Long-term growth of capital
 Fidelity VIP Money Market Portfolio - Initial        As high a level of current income as is consistent with
  Class                                               preservation of capital and liquidity.
 Fidelity VIP Real Estate Portfolio - Initial Class   The Fund seeks above-average income and long-term
                                                      capital growth, consistent with reasonable investment
                                                      risk.
 Fidelity VIP Value Strategies Portfolio - Initial    Seeks capital appreciation
  Class
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin High Income Securities Fund - Class 1       High level of current income with capital appreciation as
                                                      a secondary goal.
 Franklin Income Securities Fund - Class 1            To maximize income while maintaining prospects for
                                                      capital appreciation.
 Franklin Small Cap Value Securities Fund - Class     Long-term total return.
  1
 Franklin Small-Mid Cap Growth Securities Fund        Long-term capital growth.
  - Class 1
 Franklin Strategic Income Securities Fund -          A high level of current income with capital appreciation
  Class 1                                             over the long term as a secondary goal
 Franklin U.S. Government Fund - Class 1              Income.
 Mutual Global Discovery Securities Fund - Class      Capital appreciation.
  1
 Mutual Shares Securities Fund - Class 1              Capital appreciation with income as a secondary goal.
 Templeton Global Bond Securities Fund - Class        High current income, consistent with preservation of
  1                                                   capital, with capital appreciation as a secondary
                                                      consideration.



 Sub-Accounts                                          Investment Adviser
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Emerging Markets Portfolio -
  Initial Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
 Fidelity VIP Growth & Income Portfolio - Initial
  Class
 Fidelity VIP Growth Portfolio - Initial Class
 Fidelity VIP High Income Portfolio - Initial
  Class
                                                      FIDELITY MANAGEMENT &
                                                      RESEARCH COMPANY
 Fidelity VIP Index 500 Portfolio - Service Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Mid Cap Portfolio - Initial Class
 Fidelity VIP Money Market Portfolio - Initial
  Class
 Fidelity VIP Real Estate Portfolio - Initial Class
 Fidelity VIP Value Strategies Portfolio - Initial
  Class
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin High Income Securities Fund - Class 1
 Franklin Income Securities Fund - Class 1
 Franklin Small Cap Value Securities Fund - Class
  1
                                                      FRANKLIN ADVISERS, INC.
 Franklin Small-Mid Cap Growth Securities Fund
  - Class 1
 Franklin Strategic Income Securities Fund -
  Class 1
 Franklin U.S. Government Fund - Class 1
 Mutual Global Discovery Securities Fund - Class      FRANKLIN ADVISORY SERVICES,
  1                                                   LLC
 Mutual Shares Securities Fund - Class 1
                                                      FRANKLIN MUTUAL ADVISERS,
 Templeton Global Bond Securities Fund - Class
                                                      LLC
  1

                                20  PROSPECTUS

 Sub-Accounts                                          Investment Objective
 FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (2)
 Ibbotson Aggressive Growth ETF Asset                 Capital appreciation
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation               Capital appreciation and some current income
  Portfolio Class I
 Ibbotson Conservative ETF Asset Allocation           Current income and preservation of capital
  Portfolio Class I
 Ibbotson Growth ETF Asset Allocation Portfolio       Capital appreciation
  Class I
 Ibbotson Income and Growth ETF Asset                 Current income and capital appreciation
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio -              Long-term capital growth, consistent with preservation
  Institutional Shares                                of capital and balanced by current income.
 Janus Aspen Series Flexible Bond Portfolio -         To obtain maximum total return, consistent with
  Institutional Shares                                preservation of capital.
 Janus Aspen Series Forty Portfolio - Institutional   Long-term growth of capital
  Shares
 Janus Aspen Series Global Technology Portfolio       Long-term growth of capital
  - Institutional Shares
 Janus Aspen Series Overseas Portfolio -              Long-term growth of capital
  Institutional Shares
 Janus Aspen Series Enterprise Portfolio -            Long-term growth of capital
  Institutional Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -        Capital appreciation
  Institutional Shares
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Balanced Fund/VA                         A high total investment return, which includes current
                                                      income and capital appreciation in the value of its
                                                      shares.
 Oppenheimer Core Bond Fund/VA                        High level of current income. As a secondary objective,
                                                      the Fund seeks capital appreciation when consistent with
                                                      its primary objective.
 Oppenheimer Global Securities Fund/VA                Long-term capital appreciation by investing a
                                                      substantial portion of assets in securities of foreign
                                                      issuers, growth-type companies, cyclical industries and
                                                      special situations that are considered to have
                                                      appreciation possibilities.
 Oppenheimer Main Street Small- & Mid-Cap             Capital appreciation.
  Fund(Reg. TM)/VA
 Oppenheimer Global Strategic Income Fund/VA          A high level of current income principally derived from
                                                      interest on debt securities.
 Oppenheimer Value Fund/VA                            Long-term growth of capital by investing primarily in
                                                      common stocks with low price-earnings ratios and
                                                      better-than-anticipated earnings. Realization of current
                                                      income is a secondary consideration.
 PANORAMA SERIES FUND, INC.
 Oppenheimer International Growth Fund/VA             Long term capital appreciation.



 Sub-Accounts                                          Investment Adviser
 FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (2)
 Ibbotson Aggressive Growth ETF Asset
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation
  Portfolio Class I
                                                      ALPS ADVISORS, INC. (ADVISER)
 Ibbotson Conservative ETF Asset Allocation
                                                      / IBBOTSON ASSOCIATES, INC.
  Portfolio Class I
                                                      (SUB-ADVISER)
 Ibbotson Growth ETF Asset Allocation Portfolio
  Class I
 Ibbotson Income and Growth ETF Asset
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio -
  Institutional Shares
 Janus Aspen Series Flexible Bond Portfolio -
  Institutional Shares
 Janus Aspen Series Forty Portfolio - Institutional
  Shares
 Janus Aspen Series Global Technology Portfolio       JANUS CAPITAL MANAGEMENT
  - Institutional Shares                              LLC
 Janus Aspen Series Overseas Portfolio -
  Institutional Shares
 Janus Aspen Series Enterprise Portfolio -
  Institutional Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -
  Institutional Shares
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Balanced Fund/VA
 Oppenheimer Core Bond Fund/VA
 Oppenheimer Global Securities Fund/VA
                                                      OPPENHEIMERFUNDS, INC.
 Oppenheimer Main Street Small- & Mid-Cap
  Fund(Reg. TM)/VA
 Oppenheimer Global Strategic Income Fund/VA
 Oppenheimer Value Fund/VA
 PANORAMA SERIES FUND, INC.
 Oppenheimer International Growth Fund/VA             OPPENHEIMERFUNDS, INC.

                                21  PROSPECTUS

  Sub-Accounts                                  Investment Objective
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization
                                              companies.
 Morgan Stanley UIF Emerging Markets Equity   Long-term capital appreciation by investing primarily in
  Portfolio, Class I                          growth-oriented equity securities of issuers in emerging
                                              market countries.



  Sub-Accounts                                  Investment Adviser
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                              MORGAN STANLEY INVESTMENT
                                              MANAGEMENT INC. (3)
 Morgan Stanley UIF Emerging Markets Equity
  Portfolio, Class I

(1) On or about May 2, 2011, Invesco Van Kampen V.I. Government Fund - Series I was reorganized into Invesco V.I. Government Securities Fund - Series I.

(2) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(3) In certain instances, Morgan Stanley Investment Management Inc. formerly did business using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of


                                22   PROSPECTUS
that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 3%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at issue or any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program at issue, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We


                                23   PROSPECTUS
recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

Once your policy is in force you may elect to participate in the SelectBalance program if it was not elected at time of issue. You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired once your policy is in force. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Additional Insured Term Rider, the Primary Insured Term Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see "Optional Insurance Benefits" beginning on page 25. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2


                                24   PROSPECTUS
increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Attained Age                      45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $100,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium and Coverage Guarantee Rider premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 34 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 36.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount or Coverage Guarantee Rider premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, the Guaranteed Insurability Rider, the Coverage Guarantee Rider and the Overloan Protection Rider, which are only


                                25   PROSPECTUS
available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Certain restrictions apply if you add the Coverage Guarantee Rider to your policy.

     (i) You cannot add both the Coverage Guarantee Rider and the Guaranteed Insurability Rider to your Policy.

     (ii) If you add the Coverage Guarantee Rider to your Policy, the total sum of the coverages available for the Additional Insured Term Rider and the Primary Insured Term Rider will be limited to less than or equal to three times the base coverage. For example, if the base policy has $100,000 of coverage, and the Coverage Guarantee Rider is added to the policy, then the total sum of the coverages available for the Additional Insured Term Rider and Primary Insured Term Rider will be limited to $300,000.

     (iii) Adding or increasing the coverage under the Additional Insured Term Rider after policy issue will terminate the Coverage Guarantee Rider.

     (iv) Changing the death benefit option on your Policy will terminate the Coverage Guarantee Rider.

All riders can be concurrently elected, other than the restrictions stated above related to the Coverage Guarantee Rider. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 25th birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child's 25th birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.


o    Continuation of Payment Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 80% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.


                                26   PROSPECTUS

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

     (ii) if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

o    Overloan Protection Rider

If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid- up policy, no additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is at least 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

o    Coverage Guarantee Rider

The Coverage Guarantee Rider can enable you to keep your policy in force for a specified period of time which is longer than the Safety Net Period, regardless of the performance of your Policy Value. This rider is available if the Insured is between 18 and 80 at the Issue Date, and the rider must be elected at policy issue.

The Coverage Guarantee Rider provides two possible coverage periods: Extended Coverage and Lifetime Coverage. Extended Coverage has a coverage period which extends to the later of the policy anniversary following the insured's 70th birthday, or 20 years. Lifetime Coverage has a specified period which extends to the anniversary following the insured's 121st birthday.

Both the Extended and Lifetime Coverages are in effect as long as cumulative premium requirements are met for each level of coverage. On each monthly activity date after the Issue Date, a cumulative premium test is performed for both Extended Coverage and Lifetime coverage. Total premiums paid since the Issue Date, less any partial withdrawals and policy debt, are compared to the monthly Extended and Lifetime coverage premiums, times the number of months since the Issue Date. The Lifetime Coverage monthly premiums will be greater than the Extended Coverage monthly premiums in most cases. As a result, Extended Coverage may be in effect while Lifetime coverage is not in effect because the cumulative premium requirement is lower.

If the Lifetime Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Lifetime Coverage Premium times the number of months since the Issue Date. If the Lifetime Coverage monthly premium test is not met for 18 consecutive months, Lifetime Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider can still be in effect for Extended Coverage if Lifetime Coverage expires, during the Extended Coverage period.

If the Extended Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Extended Coverage Premium times the number of months since the Issue Date. If the Extended Coverage monthly premium test is not met for 18 consecutive months, Extended Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider will expire when both the Lifetime and Extended Coverages expire. Upon expiry of the Coverage Guarantee Rider, the Safety Net Premium feature may still be in effect.

The inclusion of other riders may increase the monthly Extended Coverage and Lifetime Coverage premiums. Certain riders will not be available on a policy with the Coverage Guarantee Rider, and others will eliminate the Lifetime Coverage level. The following is a summary of restrictions:

1) The Guaranteed Insurability Option Rider is not available with the Coverage Guarantee Rider;


                                27   PROSPECTUS

2) Lifetime Coverage is not available if the Policy contains the Additional Insured Term rider or the Primary Insured Term rider. Extended Coverage is available, however, subject to the conditions in #3;

3) The sum of the face amounts on the Primary Insured Term rider and all Additional Insured Term riders cannot exceed three times the face amount of the base policy if the Coverage Guarantee Rider is attached to a policy;

4) An Additional Insured Term rider cannot be added or increased after the Issue Date on a policy with the Coverage Guarantee Rider.

The Coverage Guarantee rider will expire on the earliest of the following events:

1)   At the end of the latest coverage period available under the rider;

2) Failure to meet the cumulative premium requirements for both Lifetime Coverage and Extended Coverage;

3)   The date the Policy terminates;

4)   Upon your written request;

5) Violation of any investment rules or restrictions in place at the Issue Date (currently, there are no investment restrictions);

6)   An elective face amount increase on the policy

7)   A death benefit option change

8)   Adding the Additional Insured Term rider after the policy issue date.

o    Guaranteed Insurability Rider

This rider provides the option to increase the face amount of the policy on the policy anniversaries following the attainment of ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the face amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to insureds 38 years old and younger.

POLICY LOANS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy Loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will reduce your Policy Value and will reduce the Death Proceeds. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 3.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 4.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.


                                28   PROSPECTUS

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.


If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and both the Safety Net premium guarantee and Coverage Guarantee rider are not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:


Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See "Overloan Protection Rider" on page 27.) Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


                                29   PROSPECTUS

The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:


EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------
Face Account =               $100,000
Annual Premium =             $  4,700
Policy Value =               $  4,300
Surrender Charge =           $  2,098
Net Surrender Value =        $  2,202

PARTIAL WITHDRAWAL. General. While the Policy is in force, you may receive a
                    --------
portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three. We deduct a partial withdrawal service fee of $25 from the remaining Policy Value for a partial withdrawal.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

The following are examples of calculations as discussed above:


   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------
            DEATH BENEFIT OPTION 1
----------------------------------------------
Prior to Partial Withdrawal
Policy Value                       $  8,600
Net Cash Surrender Value           $  6,649
Face Amount                        $100,000
Death Benefit                      $100,000
Partial Withdrawal                 $  1,000
After Partial Withdrawal
Policy Value                       $  7,575
Net Cash Surrender Value           $  5,624
Face Amount                        $ 99,000
Death Benefit                      $ 99,000


   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------
            DEATH BENEFIT OPTION 2
----------------------------------------------
Prior to Partial Withdrawal
Policy Value                       $  8,600
Net Cash Surrender Value           $  6,649
Face Amount                        $100,000
Death Benefit                      $108,600
Partial Withdrawal                 $  1,000
After Partial Withdrawal
Policy Value                       $  7,575
Net Cash Surrender Value           $  5,624
Face Amount                        $100,000
Death Benefit                      $107,575


     EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
--------------------------------------------------
              DEATH BENEFIT OPTION 1
--------------------------------------------------
Initial Face Amount                    $100,000
Increase in Year 2 Face Amount         $200,000
Total Policy Year 3 Face Amount        $300,000
Prior to Partial Withdrawal
Policy Value                           $ 12,700
Net Cash Surrender Value               $  7,148
Death Benefit                          $300,000
Partial Withdrawal                     $  1,000
After Partial Withdrawal
Policy Value                           $ 11,675
Net Cash Surrender Value               $  6,123
Initial Face Amount                    $100,000
Increase Face Amount                   $199,000
Total Face Amount                      $299,000
Death Benefit                          $299,000

Effect on Rider Benefits. A partial withdrawal will decrease cumulative
-------------------------
premiums paid into your Policy and as a result may impact the Coverage Guarantee Rider. Riders do not impact the ability to take partial withdrawals.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a


                                30   PROSPECTUS

Settlement Option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 2%. We may pay interest in excess of the guaranteed rate.

We currently offer the two Settlement Options described below:

     Option A - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option B - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 121 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 121st birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium or Coverage Guarantee Rider is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional premium may be paid during the Grace Period to assure the Safety Net Premium guarantee and Coverage Guarantee Rider (if in force).

At least 61 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 24. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.

The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three


                                31   PROSPECTUS
additional Safety Net premiums. The Coverage Guarantee Rider cannot be reinstated if the Policy lapses.

You cannot reinstate the Policy once it has been surrendered.

CANCELLATION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within thirty-one (31) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, if you cancel your policy during this period, the greater of a) all Premiums or b) Policy Value less any Policy Debt will be returned to you. In those states, we also reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 31 days after the Issue Date, or 20 days in Minnesota or 45 days in Pennsylvania and Maryland. We will allocate Premiums received during that time to the Fixed Account in states that require a refund of premium.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

New York does not currently have a premium tax.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

5)   the cost of additional benefits provided by riders, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. The current monthly policy fee is $10.00 per month, and we guarantee that we will never raise it to more than $15.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 121.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years, and varies based on the Face Amount. The current monthly Administrative Expense Charge is tiered such that $0.09 per $1,000 is charged on the first $100,000 of Face Amount, and $0.03 per $1,000 is charged on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured's age 121.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the current monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the current annual rate is 0.15%. The guaranteed monthly mortality and expense risk charge is calculated at an annual rate of 0.70% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.30% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on


                                32   PROSPECTUS
which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 121.

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
---------------------------------------------------------------------
Face Amount                                             $100,000
Death Benefit Option                                           1
Policy Value on the Current Monthly Activity Day        $ 30,000
Insured's Attained Age                                        45
Corridor Percentage                                          215%
Death Benefit                                           $100,000

On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2001 Commissioners Standard Ordinary ("2001 CSO") Smoker and Non-Smoker Mortality Table, based on the Insured's sex, smoker status, and age.

Beginning on the Policy Anniversary following the Insured's 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 11 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a


                                33   PROSPECTUS
summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:


Male Non-Smoker          $ 20.98
Male Smoker              $ 25.30
Female Non-Smoker        $ 17.39
Female Smoker            $ 19.68
Unisex Non-Smoker        $ 20.26
Unisex Smoker            $ 24.18

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,098.00.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $49.00 per thousand.

If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:


                      MALE,           MALE,         FEMALE,         FEMALE,         UNISEX,         UNISEX,
                    NONSMOKER        SMOKER        NONSMOKER         SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45          AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      ---------      -----------      --------
      1                100%            100%           100%            100%            100%            100%
      2                 93%             93%            93%             93%             93%             93%
      3                 87%             87%            87%             87%             87%             87%
      4                 82%             82%            82%             82%             82%             82%
      5                 77%             77%            77%             77%             77%             77%
      6                 71%             73%            73%             73%             71%             73%
      7                 59%             60%            68%             64%             59%             60%
      8                 46%             46%            54%             50%             46%             46%
      9                 32%             31%            38%             35%             32%             31%
      10                18%             15%            20%             19%             18%             15%
     11+                 0%              0%             0%              0%              0%              0%

Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,237.82 ($2,098.00 x 59%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to


                                34   PROSPECTUS
the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

Partial Withdrawal Service Fee. We do not assess a surrender charge for a
-------------------------------
partial withdrawal. We do, however, subtract a partial withdrawal service fee of $25 for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies


                                35   PROSPECTUS
offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and


                                36   PROSPECTUS
loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 37.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified


                                37   PROSPECTUS

Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


                                38   PROSPECTUS

DISTRIBUTION
--------------------------------------------------------------------------------

Contingent on regulatory approval, ALFS, Inc ("ALFS") is expected to be dissolved or merged into Allstate Distributors, LLC ("ADLLC"), effective April 29, 2011. At that time, ADLLC will assume the duties of ALFS. This change will have no affect on Allstate New York's obligations to you under your Policy.

ADLLC, Inc. ("ADLLC"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http:// www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


                                39   PROSPECTUS

LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Susan L. Lees, General Counsel, Allstate New York.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Sub-Accounts which comprise the Separate Account, as of December 31, 2010, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.

                                40   PROSPECTUS

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page 42 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,167.00. The Safety Net Premium (see Safety Net Premium, page 13) for the illustrated Policy is $1,136.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on pages 42 assumes current charges and cost of insurance rates, while the illustration on pages 43 assumes maximum guaranteed charges and cost of insurance rates (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.80%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first ten Policy Years is an annual rate of 0.55% of the average net assets of the Sub-Accounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $10.00 for the current illustrations and $15.00 for the guaranteed illustrations, and the monthly administrative expense fee of $9.00. The monthly policy fee currently is $10.00 and is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -0.80%, 5.20%, and 11.20%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.80%, 5.20%, and 11.20%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Taxes," page 36.)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

                                 41  PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                 Male Issue Age 45
  Face Amount $120,000    Standard Nonsmoker Class
  $2,167 Annual Premium    Death Benefit Option: 1


               CURRENT COST OF INSURANCE RATES
                        DEATH BENEFIT
ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN
                              OF
                      0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.80% NET      5.20% NET      11.20% NET
        1             120,000       120,000          120,000
        2             120,000       120,000          120,000
        3             120,000       120,000          120,000
        4             120,000       120,000          120,000
        5             120,000       120,000          120,000
        6             120,000       120,000          120,000
        7             120,000       120,000          120,000
        8             120,000       120,000          120,000
        9             120,000       120,000          120,000
       10             120,000       120,000          120,000
       15             120,000       120,000          120,000
  20 (Age 65)         120,000       120,000          131,629
  30 (Age 75)         120,000       120,000          359,796
  40 (Age 85)               **      192,034        1,021,090
  55 (Age 100)              **      412,378        4,580,087


                         POLICY VALUE                                                   SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS AND                                  ASSUMING HYPOTHETICAL GROSS AND
               NET ANNUAL INVESTMENT RETURN OF                                  NET ANNUAL INVESTMENT RETURN OF
                      0% GROSS       6% GROSS       12% GROSS                         0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.80% NET      5.20% NET      11.20% NET       POLICY YEAR      -.80% NET      5.20% NET      11.20% NET
        1               1,502          1,612           1,719       1                        -              -               -
        2               2,965          3,276           3,596       2                      624            935           1,254
        3               4,391          4,999           5,654       3                    2,201          2,809           3,464
        4               5,785          6,789           7,919       4                    3,720          4,725           5,855
        5               7,143          8,646          10,410       5                    5,204          6,708           8,471
        6               8,470         10,578          13,156       6                    6,682          8,791          11,368
        7               9,769         12,592          16,188       7                    8,284         11,107          14,703
        8              11,038         14,689          19,536       8                    9,880         13,531          18,378
        9              12,286         16,882          23,243       9                   11,480         16,076          22,438
       10              13,503         19,166          27,341      10                   13,049         18,713          26,887
       15              19,845         33,210          57,076      15                   19,845         33,210          57,076
  20 (Age 65)          24,840         50,543         107,893      20 (Age 65)          24,840         50,543         107,893
  30 (Age 75)          25,725         98,983         336,258      30 (Age 75)          25,725         98,983         336,258
  40 (Age 85)               **       182,889         972,467      40 (Age 85)               **       182,889         972,467
  55 (Age 100)              **       408,295       4,534,740      55 (Age 100)              **       408,295       4,534,740

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                                 42  PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                 Male Issue Age 45
  Face Amount $120,000    Standard Nonsmoker Class
  $2,167 Annual Premium    Death Benefit Option: 1


             GUARANTEED COST OF INSURANCE RATES
                        DEATH BENEFIT
ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN
                              OF
                      0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.79% NET      5.21% NET      11.21% NET
        1             120,000       120,000          120,000
        2             120,000       120,000          120,000
        3             120,000       120,000          120,000
        4             120,000       120,000          120,000
        5             120,000       120,000          120,000
        6             120,000       120,000          120,000
        7             120,000       120,000          120,000
        8             120,000       120,000          120,000
        9             120,000       120,000          120,000
       10             120,000       120,000          120,000
       15             120,000       120,000          120,000
  20 (Age 65)         120,000       120,000          120,000
  30 (Age 75)         120,000       120,000          318,425
  40 (Age 85)               **      136,967          884,802
  55 (Age 100)              **      292,058        3,794,032


                         POLICY VALUE                                                   SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS AND                                  ASSUMING HYPOTHETICAL GROSS AND
               NET ANNUAL INVESTMENT RETURN OF                                  NET ANNUAL INVESTMENT RETURN OF
                      0% GROSS       6% GROSS       12% GROSS                         0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.79% NET      5.21% NET      11.21% NET       POLICY YEAR      -.79% NET      5.21% NET      11.21% NET
        1               1,440          1,548           1,652       1                        -              -               -
        2               2,840          3,142           3,453       2                      498            801           1,112
        3               4,201          4,789           5,424       3                    2,010          2,599           3,234
        4               5,528          6,498           7,589       4                    3,464          4,433           5,525
        5               6,819          8,266           9,965       5                    4,880          6,328           8,027
        6               8,066         10,092          12,569       6                    6,279          8,304          10,782
        7               9,265         11,970          15,419       7                    7,780         10,485          13,934
        8              10,408         13,898          18,536       8                    9,250         12,739          17,378
        9              11,490         15,872          21,946       9                   10,685         15,066          21,140
       10              12,501         17,884          25,671      10                   12,048         17,431          25,218
       15              17,304         29,780          52,260      15                   17,304         29,780          52,260
  20 (Age 65)          19,643         43,206          97,012      20 (Age 65)          19,643         43,206          97,012
  30 (Age 75)          10,426         75,860         297,594      30 (Age 75)          10,426         75,860         297,594
  40 (Age 85)               **       130,445         842,668      40 (Age 85)               **       130,445         842,668
  55 (Age 100)              **       289,166       3,756,468      55 (Age 100)              **       289,166       3,756,468

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                                 43  PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

ATTAINED AGE - The Insured's age at the last Policy Anniversary.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

COMPANY - Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is covered by your Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY ACTIVITY DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - An index applied to measure the net investment performance of a sub-account from one valuation date to the next. It is used to determine the policy value of a sub-account in any valuation period.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The amount you would receive upon surrender of this policy, equal to the surrender value less any policy debt.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by


                                44   PROSPECTUS
you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

                                45   PROSPECTUS

                      WHERE YOU CAN FIND MORE INFORMATION


You can call us at 1-800-268-5619 to ask us questions, request information about the Policy, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission ("SEC"). The current SAI is dated May 1, 2011. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.

We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC's public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://
www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-0102.


                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   333-148225
                                   811-21250

                                 46  PROSPECTUS

FIN1250NY-2

                       STATEMENT OF ADDITIONAL INFORMATION
                        TOTALACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2011

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


   This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.



                   Allstate Life Insurance Company of New York
                                P.O. Box 660191
                            Dallas, Texas 75266-0191


              The Date of this Statement of Additional Information
                 and of the related Prospectus is May 1, 2011

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER
VALUES......................................................

                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

           Allstate Life of New York Variable Life Separate Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York. We are the custodian of the assets of the Allstate Life of New York Variable Life Separate Account A. Our principal place of business address is listed above.

                                     EXPERTS

The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of Allstate Life of New York Variable Life Separate Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.


                                   DISTRIBUTOR

     Effective April 29, 2011 (pending regulatory approval), our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance Company.

     Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

     Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                                 2002    2003     2004     2005     2006      2007     2008    2009    2009
=============================================== ======= ======== ======== ======== ======== ========= ======= ======== ========
=============================================== ======= ======== ======== ======== ======== ========= ======= ======== ========
Commission paid to ALFS that were paid to         0        0        0        0        0        0        0        0        0
other broker-dealers and registered
representatives

Commission kept by ALFS                           0        0        0        0        0        0        0        0        0

Other fees paid to ALFS for distribution          0        0        0        0        0        0        0        0        0
services

                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2010, and the related statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 2010, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge,  NY

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2010 and 2009, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2010. Our audits also included Schedule I-Summary of Investments-Other Than Investments in Related
Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments-Other Than
Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

In 2009, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities.

/s/ Deloitte & Touche LLP
Chicago, Illinois
March 11, 2011









                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME



($IN THOUSANDS)                                          YEAR ENDED DECEMBER 31,
                                               ------------------------------------------
                                                        2010         2009          2008
                                               --------------    ---------    ----------
REVENUES
Premiums (net of reinsurance
ceded of $30,578, $29,907 and $18,215)         $      45,087     $ 47,659     $  59,248
Contract charges (net of reinsurance
 ceded of $29,092, $25,999 and $18,780)               52,063       51,834        61,108
Net investment income                                368,695      372,395       402,931
Realized capital gains and losses:
   Total other-than-temporary
impairment losses                                    (45,075)     (52,207)     (117,790)
   Portion of loss recognized in other
comprehensive income                                   2,479        1,131            --
         Net other-than-temporary
impairment losses recognized
in earnings                                          (42,596)     (51,076)     (117,790)
                                               --------------    ---------    ----------
   Sales and other realized capital
 gains and losses                                     (3,253)     196,544        40,585
         Total realized capital gains
and losses                                           (45,849)     145,468       (77,205)
                                               --------------    ---------    ----------

                                                     419,996      617,356       446,082

COSTS AND EXPENSES
Contract benefits (net of reinsurance
 ceded of $25,524, $5,510 and $40,307)               182,786      170,075       184,192
Interest credited to contractholder
funds (net of reinsurance ceded of $8,457,
   $8,757 and $10,485)                               168,085      201,549       191,208
Amortization of deferred policy
acquisition costs                                     16,437      148,450        17,778
Operating costs and expenses                          36,540       41,183        40,869
                                                     403,848      561,257       434,047
                                               --------------    ---------    ----------

Loss on disposition of operations                         --           --          (358)

INCOME FROM OPERATIONS BEFORE
INCOME TAX EXPENSE                                    16,148       56,099        11,677

Income tax expense                                     5,851       19,729         4,005

NET INCOME                                            10,297       36,370         7,672

OTHER COMPREHENSIVE INCOME (LOSS),
AFTER-TAX
Change in unrealized net capital
gains and losses                                     109,160      153,340      (174,102)
COMPREHENSIVE INCOME (LOSS)                    $     119,457     $189,710     $(166,430)
                                               --------------    ---------    ----------



















                       See notes to financial statements.
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION



($IN THOUSANDS, EXCEPT PAR VALUE DATA)                     DECEMBER 31,
                                                         2010           2009
                                                 -------------    -----------
ASSETS
Investments
 Fixed income securities, at fair value
 (amortized cost $6,000,293 and $6,073,235)         6,300,109     $6,073,765
 Mortgage loans                                       501,476        543,007
 Equity securities, at fair value (cost
 $99,348 and $100,168)                                124,559        123,311
 Limited partnership interests                          4,814             --
 Short-term, at fair value (amortized cost
 $198,601 and $348,456)                               198,601        348,453
 Policy loans                                          41,862         40,569
     Other                                             18,776         10,292

   Total investments                                7,190,197      7,139,397

Cash                                                    6,534          8,977
Deferred policy acquisition costs                     169,937        213,325
Reinsurance recoverables                              309,498        327,173
Accrued investment income                              69,673         69,557
Current income taxes receivable                        14,387         18,032
Other assets                                           15,873         24,686
Separate Accounts                                     577,756        587,044

     TOTAL ASSETS                                   8,353,855     $8,388,191


LIABILITIES
Contractholder funds                                4,688,791     $4,990,879
Reserve for life-contingent contract benefits       1,990,214      1,875,579
Deferred income taxes                                 102,308         37,887
Other liabilities and accrued expenses                158,069        180,061
Payable to affiliates, net                              6,709          6,591
Reinsurance payable to parent                           3,667          3,266
Separate Accounts                                     577,756        587,044

     TOTAL LIABILITIES                              7,527,514      7,681,307

COMMITMENTS AND CONTINGENT
LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand
 shares authorized, issued and outstanding              2,500          2,500
Additional capital paid-in                            140,529        140,529
Retained income                                       550,102        539,805
Accumulated other comprehensive income:
 Unrealized net capital gains and losses:
       Unrealized net capital gains and losses
on fixed income securities with OTTI                    1,488         (2,452)
       Other unrealized net capital gains
and losses                                            209,780         18,038
       Unrealized adjustment to DAC,
DSI and insurance reserves                            (78,058)         8,464
       Total unrealized net capital
gains and losses                                      133,210         24,050
                                                 -------------    -----------

     Total accumulated other
comprehensive income                                  133,210         24,050

     TOTAL SHAREHOLDER'S EQUITY                       826,341        706,884

     TOTAL LIABILITIES AND
SHAREHOLDER'S EQUITY                                8,353,855     $8,388,191







                       See notes to financial statements.
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY




($IN THOUSANDS)                                    YEAR ENDED DECEMBER 31,
                                                 2010         2009          2008
                                        -------------    ----------    ----------

COMMON STOCK                            $       2,500    $   2,500     $   2,500

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                    140,529      140,000       140,000
Forgiveness of payable due to
 an affiliate (see Note 4)                         --          529            --
Balance, end of year                          140,529      140,529       140,000
                                        -------------    ----------    ----------

RETAINED INCOME
Balance, beginning of year                    539,805      482,982       473,184
Net income                                     10,297       36,370         7,672
Cumulative effect of change
 in accounting principle                           --       20,376            --
Forgiveness of payable due
 to an affiliate (see Note 4)                      --           77            --
Gain on purchase of
investments from parent (see Note 4)               --           --         2,126
Balance, end of year                          550,102      539,805       482,982

ACCUMULATED OTHER
COMPREHENSIVE INCOME
Balance, beginning of year                     24,050     (108,914)       65,188
Cumulative effect of
change in accounting principle                     --      (20,376)           --
Change in unrealized
net capital gains and losses                  109,160      153,340      (174,102)
Balance, end of year                          133,210       24,050      (108,914)
                                        -------------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY              $     826,341    $ 706,884     $ 516,568



                       See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS





($IN THOUSANDS)                                       YEAR ENDED DECEMBER 31,
                                       ================================================
                                               2010                 2009          2008
                                       --------------                         ----------
CASH FLOWS FROM OPERATING
ACTIVITIES
Net income                            $      10,297     $         36,370     $   7,672
Adjustments to reconcile
 net income to net cash
provided by operating activities:
Amortization and
other non-cash items                        (35,349)             (50,399)      (80,807)
Realized capital gains
and losses                                   45,849             (145,468)       77,205
Loss on disposition
of operations                                    --                   --           358
Interest credited to
contractholder funds                        168,085              201,549       191,208
Changes in:
Policy benefit and
other insurance reserves                    (18,993)             (20,919)       (7,034)
Deferred policy
cquisition costs                             (8,267)             115,890       (33,612)
Income taxes                                  9,288              (10,125)          383
Other operating
assets and liabilities                       (3,523)             (21,232)      (16,998)
Net cash provided
by operating activities                     167,387              105,666       138,375
                                      --------------    -----------------    ----------

CASH FLOWS FROM INVESTING
 ACTIVITIES
Proceeds from sales
Fixed income securities                   1,032,677            1,850,519       640,634
Equity securities                            69,836                  204            --
Limited partnership interests                     6                   --            --
Mortgage loans                                7,480               12,580        12,175
Investment collections
Fixed income securities                     327,791              309,185       162,268
Mortgage loans                               57,603              141,726        52,030
Investment purchases
Fixed income securities                  (1,272,428)          (2,250,840)     (668,526)
Equity securities                           (50,006)            (100,215)           --
Limited partnership interests                (4,965)                  --            --
Mortgage loans                              (45,491)             (10,000)      (41,141)
Change in short-term
investments, net                            129,007               95,366      (421,483)
Change in policy loans and
other investments, net                      (33,138)              21,425         7,585
Disposition of operations                        --                   --        (2,500)
Net cash provided by
(used in) investing activities              218,372               69,950      (258,958)

CASH FLOWS FROM FINANCING
ACTIVITIES
Contractholder fund deposits                158,042              296,991       615,564
Contractholder fund withdrawals            (546,244)            (468,595)     (497,372)
Net cash (used in)
 provided by financing activities          (388,202)            (171,604)      118,192
                                      --------------    -----------------    ----------

NET (DECREASE) INCREASE
IN CASH                                      (2,443)               4,012        (2,391)
CASH AT BEGINNING OF YEAR                     8,977                4,965         7,356
CASH AT END OF YEAR                   $       6,534     $          8,977     $   4,965
                                      --------------    -----------------    ----------



                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.    GENERAL
BASIS OF PRESENTATION
     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS
     The Company sells life insurance, retirement and investment products and voluntary accident and health insurance to customers in the State of New York. The principal products are interest-sensitive, traditional and variable life insurance; fixed annuities including deferred and immediate; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.



($IN THOUSANDS)                    2010       2009       2008
                                  =======    =======    =======
PREMIUMS
Traditional life insurance        $20,215    $20,159    $29,597
Immediate annuities
with life contingencies            14,610     17,934     21,451
Accident and health insurance      10,262      9,566      8,200
   TOTAL PREMIUMS                  45,087     47,659     59,248
                                  -------    -------    -------

CONTRACT CHARGES
Interest-sensitive life
insurance                          48,453     47,071     54,972
Fixed annuities                     3,610      4,763      6,136
   TOTAL CONTRACT CHARGES          52,063     51,834     61,108
      TOTAL PREMIUMS
AND CONTRACT CHARGES              $97,150    $99,493    $120,356
                                  -------    -------    -------


     The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including workplace enrolling agents) and specialized structured settlement brokers.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads or equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress from time to time considers legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress also considers proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI") and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

     Equity securities include exchange traded funds. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Investments in limited partnership interests, including interests in private equity/debt funds, where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies, are accounted for in accordance with the cost method of accounting; otherwise, investments in limited partnership interests are accounted for in accordance with the equity method of accounting.

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at the respective unpaid principle balances. Other investments consist of notes due from related party and derivatives. Notes due from related party are carried at outstanding principal balances. Derivatives are carried at fair value.

     Investment income consists primarily of interest, dividends, income from certain limited partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for certain RMBS, CMBS and ABS is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis. For all other RMBS, CMBS and ABS, the effective yield is recalculated on a retrospective basis. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from investments in limited partnership interests accounted for utilizing the cost method of accounting is recognized upon receipt of amounts distributed by the partnerships as investment income. Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness, and income from limited partnership interests accounted for utilizing the equity method of accounting ("EMA limited partnerships"). Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis. Income from EMA limited partnerships is recognized based on the financial results of the partnership and the Company's proportionate investment interest, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds is generally on a three month delay.

     The Company recognizes other-than-temporary impairment losses on fixed income securities in earnings when a security's fair value is less than its amortized cost and the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of a fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income ("OCI"). The Company recognizes other-than-temporary impairment losses on equity securities in earnings when the decline in fair value is considered other than temporary including when the Company does not have the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate swaps and caps, foreign currency swaps, and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see
Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain fixed income securities and reinsured variable annuity contracts (see Note 7).

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in annuity product contracts and subject to bifurcation is reported in contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses. Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

     When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied.

     Non-hedge derivative financial instruments The Company has certain derivatives for which hedge accounting is not applied. The income statement effects, including fair value gains and losses and accrued periodic settlements, of these derivatives are reported on the Statements of Operations and Comprehensive Income either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.

SECURITIES LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

     The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large banks.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenues when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer's account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. Amortization of DAC is included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to results of operations when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

     AGP and EGP consist primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. For products whose supporting investments are exposed to capital losses in excess of the Company's expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses. The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

     The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes detemined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred.

     Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note 9). The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

     The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 4).

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, DAC, differences in tax bases of invested assets and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured beginning in 2006.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest and financial guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7 and Note 11).

ADOPTED ACCOUNTING STANDARDS

Disclosures about Fair Value Measurements

     In January 2010, the Financial Accounting Standards Board ("FASB") issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The Company adopted the provisions of the new guidance as of December 31, 2010, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only; and therefore, the adoption had no impact on the Company's results of operations or financial position.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

     In July 2010, the FASB issued guidance requiring expanded disclosures relating to the credit quality of financing receivables and the related allowances for credit losses. The new guidance requires a greater level of disaggregated information, as well as additional disclosures about credit quality indicators, past due information and modifications of its financing receivables. The new guidance is effective for reporting periods ending after December 15, 2010, except for disclosures related to troubled debt restructurings which have been deferred until reporting periods ending after December 15, 2011. The new guidance affects disclosures only; and therefore, the adoption as of December 31, 2010 had no impact on the Company's results of operations or financial position.

PENDING ACCOUNTING STANDARDS

Consolidation  Analysis  Considering  Investments Held through Separate Accounts

     In April 2010, the FASB issued guidance clarifying that an insurer is not required to combine interests in investments held in a qualifying separate account with its interests in the same investments held in the general account when performing a consolidation evaluation. The guidance is effective for fiscal years beginning after December 15, 2010 with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's results of operations or financial position.

Accounting  for  Costs Associated with Acquiring or Renewing Insurance Contracts

     In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. The guidance specifies that the costs must be based on successful efforts. The guidance also specifies that advertising costs only should be included as deferred acquisition costs if the direct-response advertising accounting criteria are met. The new guidance is effective for reporting periods beginning after December 15, 2011 and should be applied prospectively, with retrospective application permitted. The Company is in process of evaluating the impact of adoption on the Company's results of operations and financial position.

3. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges, including modifications of certain fixed income securities, totaled $41.6 million and $53.6 million for the years ended December 31, 2010 and 2009, respectively. There were no non-cash investment exchanges or modifications in 2008.

     Liabilities for collateral received in conjunction with the Company's securities lending activities were $128.0 million, $149.4 million and $117.3 million as of December 31, 2010, 2009 and 2008, respectively, and are reported in other liabilities and accrued expenses in the Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:




($IN THOUSANDS)                        2010          2009          2008
                                ============    ==========    ==========
NET CHANGE IN PROCEEDS
MANAGED
Net change in fixed income
securities                      $        --     $      --     $  36,778
Net change in short-term
 investments                         21,379       (32,065)       44,063
     Operating cash flow
provided (used)                 $    21,379     $ (32,065)    $  80,841
                                ------------    ----------    ----------

NET CHANGE IN LIABILITIES
Liabilities for collateral,
beginning of year               $  (149,362)    $(117,297)    $(198,138)
Liabilities for collateral,
end of year                        (127,983)     (149,362)     (117,297)
     Operating cash flow
(used) provided                 $   (21,379)    $  32,065     $ (80,841)
                                ------------    ----------    ----------


     In 2010 and 2009, the Company sold mortgage loans with carrying values of $19.9 million and $8.3 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4). In addition, in 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.

4.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $45.6 million, $50.4 million and $54.3 million in 2010, 2009 and 2008, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $8.6 million, $9.1 million and $12.9 million of structured settlement annuities, a type of immediate annuity, in 2010, 2009 and 2008, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $989 thousand, $806 thousand and $866 thousand relate to structured settlement annuities with life contingencies and are included in premium income for 2010, 2009 and 2008, respectively.

     In most cases, these annuities were issued under a "qualified assignment" whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlements in matters involving AIC, were $2.04 billion and $1.99 billion at December 31, 2010 and 2009, respectively.

BROKER-DEALER AGREEMENTS

     The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $1.2 million, $2.5 million and $4.1 million in 2010, 2009 and 2008, respectively.

     The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $306 thousand, $358 thousand and $838 thousand in 2010, 2009 and 2008, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with ALIC whereby a portion of the Company's premiums and policy benefits are ceded to ALIC (see Note 9).

     In 2008, additional expenses were recorded relating to a rescission of reinsurance coverage due to the nonpayment of premium for certain traditional and interest-sensitive life insurance policies reinsured to ALIC in accordance with an agreement between the Company and ALIC (the "rescission"). The rescission resulted in a reduction to 2008 net income of $4.1 million, which included contract benefits of $7.1 million, accretion of DAC of $876 thousand and an income tax benefit of $2.2 million. The Company paid $8.7 million to ALIC in order to return amounts previously received from ALIC for ceded contract benefits on policies subject to the rescission of coverage.

     The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million, $3.4 million and $3.3 million for the years ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, the carrying value of the structured settlement reinsurance treaty was $(4.9) million and $(5.1) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive Income as the treaty is recorded as a derivative instrument.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2010 and 2009.

NOTES RECEIVABLE-INVESTMENT SALES

     In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the sale of the assets, RBI issues notes to the Company. As security for the performance of RBI's obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The notes due from RBI are classified as other investments in the Statements of Financial Position.

     In March 2010, the Company sold to RBI mortgage loans with a carrying value of $13.7 million on the date of sale, and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. The Company subsequently received $9.8 million cash payments from RBI on this note. In November 2010, the Company sold to RBI mortgage loans with a carrying value of $2.7 million on the date of sale, and RBI issued the Company a 7.50% note due November 18, 2017 for the same amount. In December 2010, the Company sold to RBI mortgage loans with a carrying value of $3.5 million on the date of sale, and RBI issued the Company a 6.50% note due December 14, 2017 for the same amount.

     In September 2009, the Company sold to RBI mortgage loans with a carrying value of $8.3 million on the date of sale, and RBI issued the Company a 7.00% note due September 25, 2016 for the same amount.

     In 2010 and 2009, the Company recorded net investment income on the notes due from RBI of $1.1 million and $154 thousand, respectively.

INVESTMENT PURCHASE

     In September 2008, the Company purchased investments from its parent ALIC. The Company paid $199.1 million in cash for the investments, which included fixed income securities with a fair value on the date of sale of $197.5 million and $1.6 million of accrued investment income. Since the transaction was between affiliates under common control, the fixed income securities were recorded at the amortized cost basis on the date of sale of $200.8 million. The difference between the fair value and the amortized cost basis of these investments on the date of sale, was recorded as an increase to retained income of $2.1 million after-tax ($3.3 million pre-tax).

POSTRETIREMENT BENEFIT PLANS

     Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees ("postretirement benefits"). Prior to September 30, 2009, AIC was the sponsor of these plans. In connection with the change in the sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $606 thousand were forgiven. The forgiveness of this liability was recorded as an increase in additional capital paid-in of $529 thousand and an increase to retained income of $77 thousand.

5.  INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:



                                                        GROSS
                                                     ===========
($IN THOUSANDS)                        AMORTIZED     UNREALIZED        FAIR
                                       ==========    ===========    ==========
                                       COST          GAINS          LOSSES        VALUE
                                                     -----------    ----------    ----------
DECEMBER 31, 2010
U.S. government and agencies           $  288,835    $    69,934    $    (201)    $  358,568
Municipal                                 874,967         16,539      (37,772)       853,734
Corporate                               3,545,565        235,383      (27,856)     3,753,092
Foreign government                        268,603         61,683         (683)       329,603
RMBS                                      579,801         20,859      (10,362)       590,298
CMBS                                      294,494          5,832      (33,282)       267,044
ABS                                       138,832          2,917       (3,185)       138,564
Redeemable preferred stock                  9,196             10           --          9,206
     Total fixed income securities     $6,000,293    $   413,157    $(113,341)    $6,300,109
                                       ----------    -----------    ----------    ----------

DECEMBER 31, 2009
U.S. government and agencies           $  534,590    $    51,977    $    (365)    $  586,202
Municipal                                 929,688         12,502      (63,780)       878,410
Corporate                               3,173,030        158,579      (60,407)     3,271,202
Foreign government                        241,141         50,715       (1,000)       290,856
RMBS                                      666,118         11,539      (25,985)       651,672
CMBS                                      472,835          1,884     (127,978)       346,741
ABS                                        46,588              5       (6,549)        40,044
Redeemable preferred stock                  9,245             --         (607)         8,638
     Total fixed income securities     $6,073,235    $   287,201    $(286,671)    $6,073,765
                                       ----------    -----------    ----------    ----------


SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows as of December 31, 2010:



                                           AMORTIZED        FAIR
                                                         ==========
($IN THOUSANDS)                            COST          VALUE
                                           ==========    ==========
Due in one year or less                    $  171,840    $  174,578
                                           ----------    ----------
Due after one year through five years       1,466,444     1,556,583
Due after five years through ten years      1,568,007     1,726,852
Due after ten years                         2,075,369     2,113,234
                                            5,281,660     5,571,247
                                           ----------    ----------
RMBS and ABS                                  718,633       728,862
  Total                                    $6,000,293    $6,300,109
                                           ----------    ----------


Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:



($IN THOUSANDS)                                    2010            2009              2008
                                       =================    ============    ==============
Fixed income securities                $        341,612     $   338,563     $     362,671
                                       -----------------    ------------    --------------
Mortgage loans                                   30,374          36,658            41,949
Equity securities                                 2,626           1,751                --
Short-term and other                              4,452           5,038            12,949
 Investment income, before expense              379,064         382,010           417,569
                                       -----------------    ------------    --------------
 Investment expense                             (10,369)         (9,615)          (14,638)
 Net investment income                 $        368,695     $   372,395     $     402,931
                                       -----------------    ------------    --------------


REALIZED CAPITAL GAINS AND LOSSES

     Realized capital gains and losses by asset type for the years ended December 31 are as follows:



($IN THOUSANDS)                           2010         2009         2008
                                      =========    =========    =========
Fixed income securities               $(19,445)    $114,122     $(55,775)
                                      ---------    ---------    ---------
Mortgage loans                          (2,534)      (5,327)      (2,049)
Equity securities                       19,009          110           --
Limited partnership interests             (146)          --           --
Derivatives                            (42,733)      36,526      (19,381)
Other                                       --           37           --
Realized capital gains and losses     $(45,849)    $145,468     $(77,205)
                                      ---------    ---------    ---------



Realized capital gains and losses by transaction type for the years ended December 31 are as follows:



($IN THOUSANDS)                              2010           2009          2008
                                         =========    ===========    ==========
Impairment write-downs                   $(31,370)    $  (30,255)    $ (38,528)
                                         ---------    -----------    ----------
Change in intent write-downs              (11,226)       (20,821)      (79,262)
Net other-than-temporary
Impairment    ("OTTI")
losses recognized in earnings             (42,596)       (51,076)     (117,790)
                                         ---------    -----------    ----------
Sales                                      39,937        160,294        59,966
Valuation of derivative instruments       (37,932)        29,831       (29,525)
Settlement of derivative instruments       (5,112)         6,419        10,144
EMA limited partnership income               (146)            --            --
Realized capital gains and losses        $(45,849)    $  145,468     $ (77,205)
                                         ---------    -----------    ----------


Gross gains of $32.7 million, $180.8 million and $62.4 million and gross losses of $17.2 million, $23.1 million and $8.8 million were realized on sales of fixed income securities during 2010, 2009 and 2008, respectively.

     Other-than-temporary impairment losses by asset type for the year ended December 31 are as follows:




($IN THOUSANDS)                         2010              2009
                                      =========    ==================
                                                                                                    INCLUDED,
                                                                                                   ------------
                                      GROSS        INCLUDED, IN OCI      NET          GROSS        IN OCI          NET
                                      ---------    ------------------
Fixed income
securities:
   Municipal                          $ (8,328)    $              --     $ (8,328)    $ (2,298)    $        --     $ (2,298)
   Corporate                            (7,500)                  141       (7,359)     (17,993)           (938)     (18,931)
   RMBS                                 (3,146)               (1,882)      (5,028)      (6,494)          3,895       (2,599)
   CMBS                                (23,179)                4,220      (18,959)     (19,458)         (1,826)     (21,284)
Total fixed
income securities                      (42,153)                2,479      (39,674)     (46,243)          1,131      (45,112)
Mortgage loans                          (2,922)                   --       (2,922)      (5,950)             --       (5,950)
Equity securities                           --                    --           --          (14)             --          (14)
       Other-than-
temporary       impairment losses     $(45,075)    $           2,479     $(42,596)    $(52,207)    $     1,131     $(51,076)
                                      ---------    ------------------    ---------    ---------    ------------    ---------



The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities as of December 31, which were not included in earnings, are presented in the following table. The amount excludes $14.6 million and $8.7 million as of December 31, 2010 and 2009, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.




 ($IN THOUSANDS)        2010         2009
                    =========    =========
Corporate           $   (300)    $ (1,197)
                    ---------    ---------
RMBS                  (7,791)     (11,296)
CMBS                  (4,220)          --
     Total          $(12,311)    $(12,493)



Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:



($IN THOUSANDS)                                   2010              2009
                                              =========    ==============
Beginning balance                             $(25,493)    $          --
                                              ---------    --------------
Beginning balance of cumulative
credit loss for securities held as
of April 1, 2009                                    --           (33,493)
Additional credit loss for securities
 previously other-than-temporarily
impaired                                        (2,050)           (3,328)
Additional credit loss for securities
not previously other-than-
temporarily impaired                           (26,398)          (17,665)
Reduction in credit loss for securities
disposed or collected                           28,071            28,993
Reduction in credit loss for securities
 the Company has made the decision
to sell or more likely than not will be
required to sell                                 1,698                --
Change in credit loss due to accretion of
 increase in cash flows                             --                --
Ending balance                                $(24,172)    $     (25,493)
                                              ---------    --------------


     The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.


UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:



                                                       GROSS        UNREALIZED
                                                    ===========    ============
($IN THOUSANDS)                       FAIR          UNREALIZED     NET
                                      ==========    ===========
DECEMBER 31, 2010                     VALUE         GAINS          LOSSES          GAINS (LOSSES)
                                                    -----------    ------------    -----------------
Fixed income securities (1)           $6,300,109    $   413,157    $  (113,341)    $        299,816
                                      ----------    -----------                    -----------------
Equity securities                        124,559         25,211             --               25,211
Short-term investments                   198,601              1             (1)                  --
  Unrealized net capital gains
and losses, pre-tax                                                                         325,027

Amounts recognized for:
     Insurance reserves (2)                                                                (115,141)
     DAC and DSI (3)                                                                         (4,947)
       Amounts recognized                                                                  (120,088)
     Deferred income taxes                                                                  (71,729)
     Unrealized net capital gains
and losses, after-tax                                                              $        133,210
                                                                                   -----------------



____________________
(1) Unrealized net capital gains and losses for fixed income securities as of December 31, 2010 comprises $2.3 million related to unrealized net capital gains on fixed income securities with OTTI and $297.5 million related to other unrealized net capital gains and losses.

(2) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.

(3) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.




                                                 GROSS        UNREALIZED
                                   FAIR       UNREALIZED         NET
DECEMBER 31, 2009               VALUE         GAINS          LOSSES          GAINS (LOSSES)
                                              -----------    ------------    ------------------------
Fixed income securities (1)     $6,073,765    $   287,201    $  (286,671)                       530
                                ----------    -----------                    ------------------------
Equity securities                  123,311         23,143             --                      23,143
Short-term investments             348,453              1             (4)                         (3)
Derivative instruments                  --            309             --                         309
  Unrealized net capital
gains and losses, pre-tax                                                                     23,979
                                                                             ------------------------

Amounts recognized for:
     Insurance reserves                                                                      (40,551)
     DAC and DSI                                                                              53,572
      Amounts recognized                                                                      13,021
    Deferred income taxes                                                                    (12,950)
    Unrealized net capital
gains and losses, after-tax                                                  $                24,050
                                                                             ------------------------

(4)

____________________
(1) Unrealized net capital gains and losses for fixed income securities as of December 31, 2009 comprises $(3.8) million related to unrealized net capital losses on fixed income securities with OTTI and $4.3 million related to other unrealized net capital gains and losses.



CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

      The change in unrealized net capital gains and losses for the years ended December 31 is as follows:



($IN THOUSANDS)                           2010                2009          2008
Fixed income securities        $       299,286     $       280,616     $(622,315)
                               ----------------    ----------------    ----------
Equity securities                        2,068              23,143            --
Short-term investments                       3                 (68)           65
Derivative instruments                    (309)             (1,440)        2,515
   Total                               301,048             302,251      (619,735)
                               ----------------    ----------------    ----------

Amounts recognized for:
  Insurance reserves                   (74,590)            115,384       105,911
  DAC and DSI                          (58,519)           (213,075)      245,975
    (Decrease) increase in
amounts recognized                    (133,109)            (97,691)      351,886
  Deferred income taxes                (58,779)            (71,596)       93,747
  Increase (decrease) in
unrealized net capital
gains and losses               $       109,160     $       132,964     $(174,102)
                               ----------------    ----------------    ----------


PORTFOLIO MONITORING

     The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

     For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings. If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

     For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

     The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position. There are no equity securities with gross unrealized losses as of December 31, 2010.




                            LESS
                            THAN         12 MONTHS
                                       =============
($IN THOUSANDS)           12 MONTHS       OR MORE          TOTAL
                          =========    =============    ============
                           NUMBER          FAIR          UNREALIZED      NUMBER          FAIR         UNREALIZED      UNREALIZED
                          =========    =============    ------------    ---------    ------------    ------------    -------------
DECEMBER 31, 2010         OF ISSUES    VALUE            LOSSES          OF ISSUES    VALUE           LOSSES          LOSSES
                          ---------    -------------                    ---------    ------------    ------------    -------------
Fixed income securities
   U.S. government
 and agencies                     1    $       4,182    $      (201)           --    $         --    $        --     $       (201)
   Municipal                     39          227,428         (6,528)           31         171,400        (31,244)         (37,772)
   Corporate                     79          383,290        (17,054)           20          97,202        (10,802)         (27,856)
   Foreign government             2           43,918           (683)           --              --             --             (683)
   RMBS                          35            8,883           (110)           35          45,913        (10,252)         (10,362)
   CMBS                           1            9,968            (57)           15         117,978        (33,225)         (33,282)
   ABS                            5            9,937            (39)            3          18,914         (3,146)          (3,185)
     Total fixed
income securities (1)           162    $     687,606    $   (24,672)          104    $    451,407    $   (88,669)    $   (113,341)

Investment grade
 fixed income
   securities                   138    $     635,094    $   (22,220)           70    $    367,032    $   (60,013)    $    (82,233)
Below investment
 grade fixed
   income securities             24           52,512         (2,452)           34          84,375        (28,656)         (31,108)
     Total fixed
 income securities              162    $     687,606    $   (24,672)          104    $    451,407    $   (88,669)    $   (113,341)
                          ---------    -------------    ------------    ---------    ------------    ------------    -------------

 DECEMBER 31, 2009
Fixed income
securities
   U.S. government
 and agencies                     9    $     209,201    $      (365)           --    $         --    $        --     $       (365)
   Municipal                     31          258,153         (8,197)           46         244,537        (55,583)         (63,780)
   Corporate                     83          401,910        (11,534)           77         343,942        (48,873)         (60,407)
   Foreign
government                        3           36,618         (1,000)           --              --             --           (1,000)
   RMBS                          24           68,199         (1,158)           41          81,536        (24,827)         (25,985)
   CMBS                           3           20,648           (339)           34         239,448       (127,639)        (127,978)
   ABS                            6           20,200           (105)            3          17,776         (6,444)          (6,549)
   Redeemable
 preferred stock                 --               --             --             1           8,639           (607)            (607)
     Total fixed
 income securities (1)          159    $   1,014,929    $   (22,698)          202    $    935,878    $  (263,973)    $   (286,671)
                          ---------    -------------    ------------    ---------    ------------    ------------    -------------

Investment grad
e fixed income
   securities                   151    $     995,984    $   (19,518)          150    $    837,804    $  (227,091)    $   (246,609)
Below investment
 grade fixed
    income securities             8           18,945         (3,180)           52          98,074        (36,882)         (40,062)
     Total fixed
income securities               159    $   1,014,929    $   (22,698)          202    $    935,878    $  (263,973)    $   (286,671)
                          ---------    -------------    ------------    ---------    ------------    ------------    -------------


_______________
 (1) Gross unrealized losses resulting from factors other than credit on fixed income securities with other-than-temporary impairments for which the Company has recorded a credit loss in earnings total zero for the less than 12 month category and $7.0 million for the 12 months or greater category as of December 31, 2010 and $464 thousand for the less than 12 month category and $6.1 million for the 12 months or greater category as of December 31, 2009.

     As of December 31, 2010, $55.4 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $55.4 million, $49.3 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since the time of initial purchase.

     As of December 31, 2010, the remaining $57.9 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $32.9 million of these unrealized losses were evaluated based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $57.9 million, $25.0 million are related to below investment grade fixed income securities and had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2010. Unrealized losses on below investment grade securities are principally related to CMBS and RMBS and were the result of wider credit spreads resulting from higher risk premiums since the time of initial purchase, largely due to macroeconomic conditions and credit market deterioration, including the impact of lower real estate valuations.

     RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities' positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities, taking into consideration credit enhancements from reliable bond insurers, where applicable.

     As of December 31, 2010, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

LIMITED PARTNERSHIPS

     As  of  December  31,  2010,  the  carrying  value of equity method limited
partnership  interests  totaled  $2.4  million.    The  Company  recognizes  an
impairment loss for equity method investments when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. The Company had no write-downs related to equity method limited partnership interests in 2010.

     As of December 31, 2010, the carrying value for cost method limited partnership interests was $2.4 million. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee's capital. Additionally, the Company's portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily asset value of the underlying funds. The Company had no write-downs related to cost method investments in 2010.

MORTGAGE LOANS

     The Company's mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $501 million and $543 million as of December 31, 2010 and 2009, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5% of the portfolio as of December 31.




(% OF MORTGAGE PORTFOLIO
CARRYING VALUE)              2010     2009
California                   24.2%    24.8%
                             -----    -----
Illinois                     14.6     13.9
Texas                         9.5      2.8
Arizona                       7.4      7.0
Pennsylvania                  5.3      7.0







The types of properties collateralizing the mortgage loans as of December 31 are as follows:



(% OF MORTGAGE PORTFOLIO CARRYING VALUE)     2010     2009
Warehouse                                    35.1%    39.8%
                                            ------    -----
Office buildings                             29.4     31.4
Retail                                       19.4     15.7
Apartment complex                            11.9     10.0
Other                                         4.2      3.1
   Total                                    100.0%    100.0%
                                            ------    -----


The  contractual  maturities  of  the mortgage loan portfolio as of December 31,



                  NUMBER
($IN THOUSANDS)  OF LOANS    CARRYING VALUE     PERCENT
2011                    8    $        32,489        6.5%
                 --------    ---------------    --------
2012                    6             22,784        4.5
2013                   15             70,030       14.0
2014                   13             62,616       12.5
Thereafter             60            313,557       62.5
   Total              102    $       501,476      100.0%
                 --------    ---------------    --------

2010  are  as  follows:


     Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Mortgage loan valuation allowances are charged off when there is no reasonable expectation of recovery.

     Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

     Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company's credit monitoring process. The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans as of December 31, 2010, summarized by debt service coverage ratio distribution:




($IN THOUSANDS)
DEBT SERVICE COVERAGE      FIXED RATE         VARIABLE RATE
                                              ===============
RATIO DISTRIBUTION         MORTGAGE LOANS     MORTGAGE LOANS     TOTAL
                           ===============    ===============    ========
Below 1.0                  $        13,361    $            --    $ 13,361
                           ---------------    ---------------    --------
1.0 - 1.25
                                   140,835                 --     140,835
1.26 - 1.50                        128,978                 --     128,978
Above 1.50                         206,694              4,485     211,179
    Total non-impaired
mortgage loans             $       489,868    $         4,485    $494,353
                           ---------------    ---------------    --------


     Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.




The net carrying value of impaired mortgage loans as of December 31 is as follows:



($IN THOUSANDS)                     2010       2009
                                  ======    =======
Impaired mortgage loans with
a valuation allowance             $7,123    $23,956
                                  ------    -------
Impaired mortgage loans
without a valuation allowance
                                      --         --
Total impaired mortgage
loans                             $7,123    $23,956
                                  ------    -------
Valuation allowance on
impaired mortgage loans           $1,670    $ 4,250
                                  ======    =======


The average balance of impaired loans was $11.1 million, $17.0 million and $1.9 million during 2010, 2009 and 2008, respectively.

The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:



($IN THOUSANDS)                                   2010              2009      2008
Beginning balance                       $        4,250     $         449     $  --
                                        ---------------    --------------    -----
Net increase in valuation allowance
                                                 2,922             5,264       449
Charge offs                                     (5,502)           (1,463)       --
Ending balance                          $        1,670     $       4,250     $ 449
                                        ---------------    --------------    -----


The carrying value of past due mortgage loans as of December 31, 2010 is $3.6 million, all of which are less than 90 days past due. There are no mortgage loans in the process of foreclosure.

MUNICIPAL BONDS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio as of December 31. No other state represents more than 5% of the portfolio.



 (% OF MUNICIPAL BOND PORTFOLIO
 CARRYING VALUE)                    2010     2009
                                    =====    =====
California                          21.6%    21.7%
                                    -----    -----
Texas                               12.1     10.8
Illinois                             5.1      8.7


CONCENTRATION OF CREDIT RISK

     As of December 31, 2010, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2010 and 2009, fixed income securities with a carrying value of $124.5 million and $145.0 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $487 thousand, $681 thousand and $5.1 million in 2010, 2009 and 2008, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $388.3 million and $227.4 million as of December 31, 2010 and 2009, respectively.

     As of December 31, 2010, fixed income securities and short-term investments with a carrying value of $2.7 million were on deposit with regulatory authorities as required by law.

     There were no fixed income securities that were non-income producing as of December 31, 2010.

6.  FAIR  VALUE  OF  ASSETS  AND  LIABILITIES

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level  1:     Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level  2:     Assets  and  liabilities  whose values are based on the following:

     a)  Quoted  prices  for  similar  assets  or liabilities in active markets;

     b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or

     c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

     The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

     The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This occurs in two primary instances. The first relates to the Company's use of broker quotes. The second relates to auction rate securities ("ARS") backed by student loans for which a key input, the anticipated date liquidity will return to this market, is not market observable.

     Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level  1  measurements
----------------------
-     Fixed income securities:  Comprise U.S. Treasuries.  Valuation is based on
      ------------------------
unadjusted quoted prices for identical assets in active markets that the Company can access.

-     Equity  securities:  Comprise actively traded, exchange-listed U.S. equity
      -------------------
securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

-     Short-term:  Comprise  actively  traded money market funds that have daily
      -----------
quoted  net  asset  values  for  identical  assets  that the Company can access.

-     Separate  account assets:  Comprise actively traded mutual funds that have
      -------------------------
daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level  2  measurements
----------------------
-     Fixed  income  securities:
      --------------------------
U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS - U.S. government sponsored entities ("U.S. Agency"), Prime residential mortgage-backed securities ("Prime") and Alt-A residential mortgage-backed securities ("Alt-A"); ABS - auto and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

-     Short-term:  The primary inputs to the valuation include quoted prices for
      -----------
identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

-     Other investments:  Free-standing exchange listed derivatives that are not
      ------------------
actively traded are valued based on quoted prices for identical instruments in markets that are not active.

Over-the-counter ("OTC") derivatives, including interest rate swaps and foreign currency swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates, and counterparty credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level  3  measurements
----------------------
-     Fixed  income  securities:
      --------------------------
Municipal: ARS backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including estimates of future coupon rates if auction failures continue, the anticipated date liquidity will return to the market and illiquidity premium. Also included are municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners ("NAIC"), and other high-yield municipal bonds. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: Valued based on non-binding broker quotes.

RMBS  -  Subprime residential mortgage-backed securities ("Subprime"), Alt-A and
Prime: The primary inputs to the valuation included quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Also included are Subprime, Prime and Alt-A securities that are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, Subprime and certain Alt-A securities are categorized as Level 3.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields, collateral performance and credit spreads. Also included are CMBS that are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

ABS - Collateralized debt obligations ("CDO"): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all CDO are categorized as Level 3.

ABS - auto and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Also included are ABS that are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain ABS are categorized as Level 3.

-     Other  investments:  Certain  OTC derivatives, such as interest rate caps,
      -------------------
are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

-     Other  assets:  Includes  a  structured  settlement  annuity  reinsurance
      --------------
agreement accounted for as a derivative instrument. Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

-     Contractholder  funds:  Derivatives  embedded  in certain life and annuity
      ----------------------
contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets  and  liabilities  measured  at  fair  value  on  a  non-recurring  basis

     Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2010:



                                         QUOTED
                                        PRICES IN
                                         ACTIVE         SIGNIFICANT      SIGNIFICANT                           BALANCE
                                       MARKETS FOR         OTHER         UNOBSERVABLE      COUNTERPARTY
                                        IDENTICAL       OBSERVABLE          INPUTS           AND CASH           AS OF
($IN THOUSANDS)                       ASSETS           INPUTS                             COLLATERAL        DECEMBER 31,
                                          (LEVEL 1)        (LEVEL 2)         (LEVEL 3)    NETTING                    2010
ASSETS
Fixed income securities:
   U.S. government and
agencies                              $     79,679     $    278,889     $          --                       $     358,568
   Municipal                                    --          750,365           103,369                             853,734
   Corporate                                    --        3,527,885           225,207                           3,753,092
   Foreign government                           --          329,603                --                             329,603
   RMBS                                         --          510,235            80,063                             590,298
   CMBS                                         --          125,175           141,869                             267,044
   ABS                                          --           97,713            40,851                             138,564
   Redeemable preferred
stock                                           --            9,206                --                               9,206
Total fixed income
securities                                  79,679        5,629,071           591,359                           6,300,109
                                      -------------    -------------    --------------                      --------------
  Equity securities                        124,559               --                --                             124,559
  Short-term investments                     5,731          192,870                --                             198,601
  Other investments:
      Free-standing
 derivatives                                    --               --               469     $         (58)              411
  Separate account
assets                                     577,756               --                --                             577,756
  Other assets                                  --               --            (4,870)                             (4,870)
    TOTAL RECURRING
BASIS ASSETS                               787,725        5,821,941           586,958               (58)        7,196,566
                                      -------------    -------------    --------------    --------------    --------------
  Non-recurring basis (1)                       --               --             7,123                               7,123
TOTAL ASSETS AT
FAIR VALUE                            $    787,725     $  5,821,941     $     594,081     $         (58)    $   7,203,689
% of total assets at
fair value                                   10.9 %           80.8 %             8.3 %              -- %           100.0 %
                                      =============    =============    ==============    ==============    ==============

LIABILITIES
  Contractholder funds:
             Derivatives embedded
 in
     annuity contracts                $         --     $         --     $     (17,544)                      $     (17,544)
  Other liabilities:
     Free-standing
derivatives                                     --               --            (3,480)    $          58            (3,422)
TOTAL LIABILITIES
 AT FAIR VALUE                        $         --     $         --     $     (21,024)    $          58     $     (20,966)
% of total liabilities
at fair value                                  -- %             -- %           100.3 %           (0.3) %           100.0 %
                                      =============    =============    ==============    ==============    ==============


_______________
 (1) Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.


The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:



                                     QUOTED PRICES
                                       IN ACTIVE        SIGNIFICANT
                                      MARKETS FOR          OTHER         SIGNIFICANT       COUNTERPARTY        BALANCE
                                       IDENTICAL        OBSERVABLE       UNOBSERVABLE        AND CASH           AS OF
($IN THOUSANDS)                         ASSETS            INPUTS            INPUTS          COLLATERAL       DECEMBER 31,
                                          (LEVEL 1)        (LEVEL 2)         (LEVEL 3)    NETTING                    2009
ASSETS
Fixed income securities:
   U.S. government and
 agencies                           $      335,264     $    250,938     $          --                       $     586,202
   Municipal                                    --          754,667           123,743                             878,410
   Corporate                                    --        3,069,927           201,275                           3,271,202
   Foreign government                           --          290,856                --                             290,856
   RMBS                                         --          612,548            39,124                             651,672
   CMBS                                         --          173,647           173,094                             346,741
   ABS                                          --           22,268            17,776                              40,044
   Redeemable preferred
stock                                           --            8,638                --                               8,638
Total fixed income
 securities                                335,264        5,183,489           555,012                           6,073,765
                                    ---------------    -------------    --------------                      --------------
  Equity securities                        123,311               --                --                             123,311
  Short-term investments                    11,247          337,206                --                             348,453
  Other investments:
      Free-standing
derivatives                                     --              368             2,013     $        (344)            2,037
  Separate account
assets                                     587,044               --                --                             587,044
  Other assets                                  --               --            (5,059)                             (5,059)
    TOTAL RECURRING
BASIS ASSETS                             1,056,866        5,521,063           551,966              (344)        7,129,551
                                    ---------------    -------------    --------------    --------------    --------------
  Non-recurring basis (1)                       --               --            13,861                              13,861
TOTAL ASSETS AT
FAIR VALUE                          $    1,056,866     $  5,521,063     $     565,827     $        (344)    $   7,143,412
% of total assets at fair value              14.8 %           77.3 %             7.9 %              -- %           100.0 %
                                    ===============    =============    ==============    ==============    ==============

LIABILITIES
  Contractholder funds:
  Derivatives
embedded in
     annuity contracts              $           --     $         --     $     (13,211)                      $     (13,211)
  Other liabilities:
     Free-standing
derivatives                                     --           (3,917)           (2,885)    $         344            (6,458)
TOTAL LIABILITIES AT

FAIR VALUE                          $           --     $     (3,917)    $     (16,096)    $         344     $     (19,669)
% of total liabilities
at fair value                                  -- %           19.9 %            81.8 %           (1.7) %           100.0 %
                                    ===============    =============    ==============    ==============    ==============


_______________________
(1) Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.



The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2010.



                                                    TOTAL REALIZED
                                                    AND UNREALIZED
                                                    GAINS (LOSSES)
 ($IN THOUSANDS)                                     INCLUDED IN:
                                   BALANCE AS                              OCI ON
                                       OF                               STATEMENT OF      PURCHASES, SALES,     TRANSFERS
                                   DECEMBER 31           NET             FINANCIAL          ISSUANCES AND          INTO
                                        , 2009     INCOME (1)          POSITION          SETTLEMENTS, NET       LEVEL 3
                                                   ----------------
ASSETS
Fixed income securities:
   Municipal                      $    123,743     $          (408)    $        (245)    $          (11,242)    $      804
   Corporate                           201,275                (817)            6,957                  7,708         58,519
   RMBS                                 39,124              (5,817)           12,277                 38,659             --
   CMBS                                173,094             (22,210)           78,944                (16,859)         9,647
   ABS                                  17,776                  (6)            4,869                 48,555             --
Total fixed
income securities                      555,012             (29,258)          102,802                 66,821         68,970

Other investments:
Free-standing
 derivatives, net                         (872)             (3,997)               --                  1,858             --
Other assets                            (5,059)                189                --                     --             --
   TOTAL RECURRING
LEVEL 3 ASSETS                    $    549,081     $       (33,066)    $     102,802     $           68,679     $   68,970


LIABILITIES
Contractholder funds:
Derivatives
embedded in annuity contracts     $    (13,211)    $        (4,333)    $          --     $               --     $       --
   TOTAL RECURRING
LEVEL 3 LIABILITIES               $    (13,211)    $        (4,333)    $          --     $               --     $       --
                                  -------------    ----------------    --------------    -------------------    ----------





 ($IN THOUSANDS)

                                   TRANSFERS            BALANCE AS
                                    OUT OF           OF DECEMBER 31,
                                LEVEL 3                           2010

ASSETS
Fixed income securities:
   Municipal                    $       (9,283)    $           103,369
   Corporate                           (48,435)                225,207
   RMBS                                 (4,180)                 80,063
   CMBS                                (80,747)                141,869
   ABS                                 (30,343)                 40,851
Total fixed
income securities                     (172,988)                591,359
                                                   --------------------
Other investments:
Free-standing
 derivatives, net                           --                  (3,011)
Other assets                                --                  (4,870)
   TOTAL RECURRING
LEVEL 3 ASSETS                  $     (172,988)    $           583,478
                                                   --------------------

LIABILITIES
Contractholder funds:
Derivatives
embedded in annuity contracts   $           --     $           (17,544)
   TOTAL RECURRING
LEVEL 3 LIABILITIES             $           --     $           (17,544)
                                ---------------    --------------------


_______________
(1) The effect to net income totals $(37.4) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(41.2) million in realized capital gains and losses, $8.1 million in net investment income and $4.3 million in contract benefits.

(2) Comprises $469 thousand of assets and $3.5 million of liabilities. Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There  were  no  transfers  between  Level  1  and  Level  2  during  2010.

During 2010, certain CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and the availability of market observable quoted prices for similar assets. When transferring these securities into Level 2, the Company did not change the source of fair value estimates or modify the estimates received from independent third-party valuation service providers or the internal valuation approach. Accordingly, for securities included within this group, there was no change in fair value in conjunction with the transfer resulting in a realized or unrealized gain or loss.

     Transfers into Level 3 during 2010, including those related to Corporate fixed income securities, included situations where a fair value quote was not provided by the Company's independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote resulting in the security being classified as Level 3. Transfers out of Level 3 during 2010, including those related to Corporate fixed income securities, included situations where a broker quote was used in the prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

     The following table provides the total gains and (losses) included in net income during 2010 for Level 3 assets and liabilities still held as of December 31, 2010.



($IN THOUSANDS)
ASSETS
Fixed income securities:
Municipal                               $   169
Corporate                                11,553
RMBS                                     (4,483)
CMBS                                     (7,784)
Total fixed income securities              (545)
Other investments:
Free-standing derivatives, net           (2,868)
Other assets                                189
TOTAL RECURRING LEVEL 3 ASSETS          $(3,224)

LIABILITIES
Contractholder funds:
Derivatives embedded in
   annuity contracts                    $(4,333)
TOTAL RECURRING LEVEL 3 LIABILITIES     $(4,333)
                                        --------


The amounts in the table above represent gains and losses included in net income during 2010 for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $(7.6) million in 2010 and are reported in the Statements of Operations and Comprehensive Income as follows:
$(15.6) million in realized capital gains and losses, $12.3 million in net investment income and $4.3 million in contract benefits.




     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2009.




                                                 TOTAL REALIZED
                                                 AND UNREALIZED
                                                 GAINS (LOSSES)
($IN THOUSANDS)                                   INCLUDED IN:
                                                                                         PURCHASES,
                                                                       OCI ON         SALES, ISSUANCES          NET
                              BALANCE AS OF                           STATEMENT             AND             TRANSFERS IN
                               DECEMBER 31                          OF FINANCIAL        SETTLEMENTS,        AND/OR (OUT)
                                     , 2008     NET INCOME (1)      POSITION         NET                   OF LEVEL 3
                                                ----------------
ASSETS
Fixed income securities:
   Municipal                 $       97,784     $          (150)    $       6,371    $          (3,932)    $      23,670
   Corporate                      1,092,115              11,445           121,540             (111,828)         (911,997)
   Foreign government                    --                  --                42                4,974            (5,016)
   RMBS                              78,202              (1,877)            4,014              (17,839)          (23,376)
   CMBS                              46,236             (27,157)           82,059              (10,148)           82,104
   ABS                               20,202                  13             2,142               (4,581)               --
Total fixed income
securities                        1,334,539             (17,726)          216,168             (143,354)         (834,615)
Other investments:
Free-standing
derivatives, net                     (4,736)              2,045                --                1,819                --
Other assets                         (1,829)             (3,230)               --                   --                --
   TOTAL RECURRING
LEVEL 3 ASSETS               $    1,327,974     $       (18,911)    $     216,168    $        (141,535)    $    (834,615)

LIABILITIES
Contractholder funds:
Derivatives embedded
 in annuity contracts        $      (30,051)    $        15,975     $          --    $             865     $          --
   TOTAL RECURRING
LEVEL 3 LIABILITIES          $      (30,051)    $        15,975     $          --    $             865     $          --
                             ---------------    ----------------    -------------    ------------------    --------------


                                 TOTAL
                            GAINS (LOSSES)
                            INCLUDED IN NET
                              INCOME FOR
($IN THOUSANDS)                FINANCIAL

                              BALANCE AS              INSTRUMENTS
                            OF DECEMBER 31          STILL HELD AS OF
                                   ,                  DECEMBER 31,
                                       2009                   2009(3)

ASSETS
Fixed income securities:
   Municipal               $        123,743        $            (160)
   Corporate                        201,275                    4,091
   Foreign government                    --                       --
   RMBS                              39,124                   (1,846)
   CMBS                             173,094                  (17,109)
   ABS                               17,776                       --
Total fixed income
securities                          555,012                  (15,024)
Other investments:
Free-standing
derivatives, net                       (872)  (2)              4,280
Other assets                         (5,059)                  (3,230)
   TOTAL RECURRING
LEVEL 3 ASSETS             $       (549,081)       $         (13,974)

LIABILITIES
Contractholder funds:
Derivatives embedded
 in annuity contracts      $        (13,211)       $          15,975
   TOTAL RECURRING
LEVEL 3 LIABILITIES        $        (13,211)       $          15,975
                           -----------------       ------------------


____________
(1) The effect to net income totals $(2.9) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(27.5) million in realized capital gains and losses, $8.6 million in net investment income and $(16.0) million in contract benefits.

(2)     Comprises  $2.0  million  of  assets  and  $2.9  million of liabilities.

(3) The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $2.0 million and are reported in the Statements of Operations and Comprehensive Income as follows: $(22.2) million in realized capital gains and losses, $8.2 million in net investment income and $(16.0) million in contract benefits.





The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2008.



                                                          TOTAL REALIZED
                                                          AND UNREALIZED
                                                          GAINS (LOSSES)
($IN THOUSANDS)                                            INCLUDED IN:
                                                         ================
                                                                                                          PURCHASES,
                                                                                    OCI ON             SALES, ISSUANCES
                                        BALANCE AS                               STATEMENT OF                AND
                                       OF JANUARY 1,                               FINANCIAL
                                                2008     NET INCOME (1)      POSITION                 SETTLEMENTS, NET
                                                         ----------------
ASSETS
Fixed income securities:
   Municipal                          $       33,200     $            --     $            (11,066)    $         (22,250)
   Corporate                               1,249,898               5,947                 (115,386)              (76,075)
   RMBS                                      119,238              (7,847)                 (12,879)              (20,310)
   CMBS                                       36,794             (29,092)                 (57,164)              (23,105)
   ABS                                        30,768                 269                   (7,549)               (3,286)
Total fixed income
 securities                                1,469,898             (30,723)                (204,044)             (145,026)
Other investments:
Free-standing
derivatives, net                                (980)             (7,124)                      --                 3,368
Other assets                                  (1,733)                (96)                      --                    --
   TOTAL RECURRING LEVEL 3 ASSETS     $    1,467,185     $       (37,943)    $           (204,044)    $        (141,658)
                                                         ----------------    ---------------------    ------------------

LIABILITIES
Contractholder funds:
Derivatives
Embedded
in annuity
contracts                             $          174     $       (30,389)    $                 --     $             164
   TOTAL RECURRING
 LEVEL 3 LIABILITIES                  $          174     $       (30,389)    $                 --     $             164
                                      ---------------    ----------------    ---------------------    ------------------




                                                                              TOTAL
($IN THOUSANDS)                                        GAINS (LOSSES) INCLUDED IN NET INCOME FOR FINANCIAL
                                                      =====================================================

                                         NET                               BALANCE AS                                INSTRUMENTS
                                     TRANSFERS IN                        OF DECEMBER 31                            STILL HELD AS OF
                                     AND/OR (OUT)                               ,                                    DECEMBER 31,
                                    OF LEVEL 3                                                        2008                  2008 (3)

ASSETS
Fixed income securities:
   Municipal                        $       97,900    $                                             97,784        $              --
   Corporate                                27,731                                               1,092,115                   (7,065)
   RMBS                                         --                                                  78,202                   (7,655)
   CMBS                                    118,803                                                  46,236                  (22,438)
   ABS                                          --                                                  20,202                       --
Total fixed income
 securities                                244,434                                               1,334,539                  (37,158)
Other investments:
Free-standing
derivatives, net                                --                                                  (4,736)  (2)             (1,424)
Other assets                                    --                                                  (1,829)                     (96)
   TOTAL RECURRING LEVEL 3 ASSETS   $      244,434    $                                          1,327,974        $         (38,678)
                                    --------------    -----------------------------------------------------       ------------------

LIABILITIES
Contractholder funds:
Derivatives
Embedded
in annuity
contracts                           $           --    $                                            (30,051)       $         (30,389)
   TOTAL RECURRING
 LEVEL 3 LIABILITIES                $           --    $                                            (30,051)       $         (30,389)
                                    --------------    -----------------------------------------------------       ------------------


____________
(1) The effect to net income totals $(68.3) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(45.9) million in realized capital gains and losses, $8.0 million in net investment income and $30.4 million in contract benefits.

(2)     Comprises  $0.7  million  of  assets  and  $5.4  million of liabilities.

(3) The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $(69.1) million and are reported in the Statements of Operations and Comprehensive Income as follows: $(46.5) million in realized capital gains and losses, $7.8 million in net investment income and $30.4 million in contract benefits.

     Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

                                FINANCIAL ASSETS



                                  DECEMBER 31,     DECEMBER 31,
($IN THOUSANDS)                            2010             2009
                                  =============    =============
                                  CARRYING         FAIR             CARRYING     FAIR
                                                   -------------    ---------    --------
                                  VALUE            VALUE            VALUE        VALUE
                                  -------------    -------------
Mortgage loans                    $     501,476    $     488,248    $ 543,007    $431,116
                                  -------------    -------------    ---------    --------
Limited partnership interests
 - cost basis                             2,355            2,347           --          --
Notes due from related party             18,365           18,365        8,255       8,243



     The fair value of mortgage loans is based on discounted contractual cash flows or if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of limited partnership interests accounted for on the cost basis is determined using reported net asset values of the underlying funds. The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.


FINANCIAL  LIABILITIES



                             DECEMBER 31,     DECEMBER 31,
($IN THOUSANDS)                       2010             2009
                             CARRYING         FAIR             CARRYING      FAIR
                                              -------------    ----------    ----------
                             VALUE            VALUE            VALUE         VALUE
                             -------------    -------------
Contractholder funds on
investment contracts         $   3,770,279    $   3,748,501    $4,082,995    $3,974,490
                             -------------    -------------    ----------    ----------
Liability for collateral           127,983          127,983       149,362       149,362


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.

7.     DERIVATIVE  FINANCIAL  INSTRUMENTS  AND  OFF-BALANCE-SHEET  FINANCIAL
INSTRUMENTS

     The Company primarily uses derivatives for risk management. In addition, the Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis. The Company does not use derivatives for trading purposes. Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting.

     Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company uses foreign currency swaps primarily to reduce foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.

     The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts, and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position.

     For cash flow hedges, gains and losses are amortized from accumulated other comprehensive income and are reported in net income in the same period the forecasted transactions being hedged impact net income. For embedded derivatives in fixed income securities, net income includes the change in fair value of the embedded derivative and accretion income related to the host instrument. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable.

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2010. None of these derivatives are designated as accounting hedging instruments.



                                    ASSET
($IN THOUSANDS)                  DERIVATIVES

                                                    Volume-       Fair
                                Balance sheet      Notional      value,
                              location             amount       net         Gross asset      Gross liability
                              -----------------                             -------------    -----------------
INTEREST RATE
CONTRACTS
  Interest rate
cap agreements                Other investments    $  57,600    $   411     $        444     $            (33)
    EMBEDDED
DERIVATIVE FINANCIAL
     INSTRUMENTS
                              Fixed income
  Conversion options          securities               2,000        124              124                   --
OTHER CONTRACTS
   Structured settlement
annuity
      reinsurance agreement   Other assets                --     (4,870)          (4,870)                  --
    TOTAL ASSET
DERIVATIVES                                        $  59,600    $(4,335)    $     (4,302)    $            (33)
                                                                            -------------    -----------------





                             LIABILITY
                            DERIVATIVES

                                                                     Fair
                                                                   ---------
                           Balance sheet           Volume-          value,      Gross        Gross
                        location               notional amount     net          asset     liability
                        -------------------    ----------------    ---------    ------    -----------
   INTEREST RATE
CONTRACTS
  Interest rate         Other liabilities &
cap agreements          accrued expenses       $        247,500    $ (3,422)    $   25    $   (3,447)
   EMBEDDED DERIVATIVE
 FINANCIAL
     INSTRUMENTS
  Guaranteed            Contractholder
accumulation benefits   funds                           184,186     (15,128)        --       (15,128)
     Guaranteed         Contractholder
withdrawal benefits     funds                            37,736      (2,416)        --        (2,416)
   TOTAL LIABILITY
DERIVATIVES                                    $        469,422    $(20,966)    $   25    $  (20,991)
                                                                                ------    -----------

   TOTAL DERIVATIVES                           $        529,022    $(25,301)




     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2009. None of these derivatives are designated as accounting hedging instruments.



($IN THOUSANDS)                 ASSET DERIVATIVES

                                                                             Fair
                                  Balance sheet            Volume-          value,          Gross              Gross
                              location                 notional amount     net          asset            liability
                              ---------------------    ----------------    ---------    -------------    -----------------
INTEREST RATE CONTRACTS
  Interest rate
cap agreements                Other investments        $         52,000    $  1,670     $      1,670     $             --
FOREIGN CURRENCY
CONTRACTS
  Foreign currency
swap agreements               Other investments                   3,103         367              367                   --
OTHER CONTRACTS
   Structured settlement
annuity
      reinsurance agreement   Other assets                           --      (5,059)          (5,059)                  --
     TOTAL ASSET
DERIVATIVES                                            $         55,103    $ (3,022)    $     (3,022)    $             --
                                                                                        -------------    -----------------

                              LIABILITY DERIVATIVES

                                                                           Fair
                                                                           ---------
                              Balance sheet            Volume-             value,
                              location                 notional amount     net          Gross asset      Gross liability
                              ---------------------    ----------------    ---------    -------------    -----------------
   INTEREST RATE CONTRACTS
  Interest rate               Other liabilities &
swap agreements               accrued expenses         $        400,000    $ (3,917)    $         --     $         (3,917)
  Interest rate cap           Other liabilities &
 agreements                   accrued expenses                  275,500      (2,541)             344               (2,885)
   EMBEDDED DERIVATIVE
 FINANCIAL
     INSTRUMENTS
  Guaranteed accumulation     Contractholder
benefits                      funds                             186,459     (11,024)              --              (11,024)
     Guaranteed withdrawal    Contractholder
 benefits                     funds                              43,469      (2,187)              --               (2,187)
   TOTAL LIABILITY
DERIVATIVES                                            $        905,428    $(19,669)    $        344     $        (20,013)
                                                                                        -------------    -----------------

   TOTAL DERIVATIVES                                   $        960,531    $(22,691)


The following table provides a summary of the impacts of the Company's foreign currency contracts in cash flow hedging relationships in the Statements of Operations and Comprehensive Income and the Statements of Financial Position for the years ended December 31. Amortization of net losses from accumulated other comprehensive income related to cash flow hedges is expected to be zero during the next twelve months.




($IN THOUSANDS)
EFFECTIVE PORTION                                                2010        2009
Loss recognized in OCI on derivatives
 during the period                               $                 --     $(1,107)
                                                 ---------------------    --------
Gain recognized in OCI on derivatives
 during the term of the hedging relationship                       --         309
(Loss) gain reclassified from AOCI
into income (net investment income)                                (2)         57
Gain reclassified from AOCI into
 income (realized capital gains and losses)                       311         276
INEFFECTIVE PORTION AND AMOUNT EXCLUDED
FROM EFFECTIVENESS TESTING
Gain recognized in income on derivatives
 (realized capital gains and losses)                               --          --


For cash flow hedges, unrealized net pre-tax gains and losses included in accumulated other comprehensive income were zero and $309 thousand as of December 31, 2010 and 2009, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $(309) thousand, $(1.4) million and $2.5 million in 2010, 2009 and 2008, respectively.




The following table presents gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December
31.  There  was  no  hedge  ineffectiveness  in  2010,  2009  or  2008.



                                                                                   TOTAL GAIN (LOSS)
                                    REALIZED CAPITAL                               RECOGNIZED IN NET
($IN THOUSANDS)                     GAINS AND LOSSES      CONTRACT BENEFITS      INCOME ON DERIVATIVES
                                                2010                   2009                       2010        2009        2010
                                   ------------------    -------------------    -----------------------    -------    ---------
  Interest rate contracts          $         (40,261)    $           42,886     $                   --     $    --    $(40,261)
                                   ------------------    -------------------    -----------------------    -------    ---------
  Embedded derivative
 financial instruments                           494                     --                     (4,334)     16,841      (3,840)
  Other contracts-
structured  settlement annuity
    reinsurance agreement                     (3,277)                (6,636)                        --          --      (3,277)
      Total                        $         (43,044)    $           36,250     $               (4,334)    $16,841    $(47,378)
                                                         -------------------    -----------------------    -------    ---------




($IN THOUSANDS)
                                    2009
                                 --------
  Interest rate contracts        $42,886
                                 --------
  Embedded derivative
 financial instruments            16,841
  Other contracts-
structured  settlement annuity
    reinsurance agreement         (6,636)
      Total                      $53,091
                                 --------


     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions, including interest rate swap, foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2010, the Company pledged $3.7 million in securities to counterparties, all of which was collateral posted under MNAs for contracts without credit-risk-contingent liabilities. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

     Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

     The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to interest rate swap, foreign currency swap and interest rate cap agreements.




($IN THOUSANDS)  2010                   2009
                                                                               Exposure,
                       Number of              Notional     Credit           net of             Number of          Notional
RATING (1)             counter-parties        amount       exposure (2)     collateral (2)     counter-parties    amount
                                              ---------    -------------    ---------------    ---------------    ---------
A+                                   1        $   1,600    $          10    $            10                 --    $      --
---------------        ---------------        ---------    -------------    ---------------    ---------------    ---------
A                                    2           56,000              401                401                  1       55,103
Total                                3        $  57,600    $         411    $           411                  1    $  55,103
                       ---------------        ---------    -------------    ---------------    ---------------    ---------


($IN THOUSANDS)
                                     Exposure,
                 Credit           net of
RATING (1)       exposure (2)     collateral (2)
                 -------------    ---------------
A+               $          --    $            --
---------------  -------------    ---------------
A                        2,037              2,037
Total            $       2,037    $         2,037
                 -------------    ---------------


_________________
(1)     Rating  is  the  lower  of  S&P  or  Moody's  ratings.

(2) Only OTC derivatives with a net positive fair value are included for each counterparty.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

     Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by both Moody's and S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by both Moody's and S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.




 ($IN THOUSANDS)                                                    2010          2009
                                                                   ======    ==========
Gross liability fair value of contracts
containing credit-risk-contingent features                         $  34     $   3,327
                                                                   ------    ----------
Gross asset fair value of contracts
containing credit-risk-contingent features and subject to MNAs       (34)          (12)
Collateral posted under MNAs for
contracts containing credit-risk-contingent features                  --        (2,999)
Maximum amount of additional exposure
 for contracts with credit-risk-contingent features
if all features were triggered concurrently                        $  --     $     316
                                                                   ------    ----------


OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests totaled $98.1 million as of December 31, 2010. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

     There were no off-balance-sheet financial instruments as of December 31, 2009.

8.    RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     As of December 31, the reserve for life-contingent contract benefits consists of the following:




($IN THOUSANDS)                             2010          2009
                                      ==========    ==========
Immediate fixed annuities:
Structured settlement annuities       $1,800,217    $1,701,522
Other immediate fixed annuities           18,663        14,913
Traditional life insurance               162,678       150,400
Accident and health insurance              6,616         6,286
Other                                      2,040         2,458
Total reserve for life-contingent
contract benefits                     $1,990,214    $1,875,579
                                      ----------    ----------



The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:



                                                                  INTEREST                ESTIMATION
                                                             ==================    -------------------------
PRODUCT                   MORTALITY                                  RATE                  METHOD
                          ===============================    ==================
                          U.S. population with
                          -------------------------------
                          projected calendar year
                          improvements; mortality rates
                          adjusted for each impaired life    Interest rate         Present value of
                          -------------------------------    ------------------    -------------------------
Structured settlement     based on reduction in life         assumptions range     contractually specified
 annuities                expectancy                         from 3.3% to 9.2%     future benefits
----------------------    -------------------------------    ------------------    -------------------------
                                                             Interest rate
                          1983 individual annuity            assumptions range
                          mortality table;  Annuity 2000     from 1.1% to          Present value of expected
Other immediate           mortality table with internal                   11.5%    future benefits based on
fixed annuities           modifications;                                           historical experience
                                                                                   Net level premium
                                                             Interest rate         reserve method using the
Traditional life          Actual company experience          assumptions range     Company's withdrawal
 insurance                plus loading                       from 4.0% to 8.0%     experience rates
                                                                                   Unearned premium;
Accident and health                                                                additional contract
insurance                 Actual company experience                                reserves for mortality
                          plus loading                                             risk
Other:
   Variable annuity                                          Interest rate         Projected benefit ratio
   guaranteed minimum                100% of Annuity 2000    assumptions range     applied to cumulative
   death benefits (1)     mortality table                    from 4.2% to 5.2%     assessments


______________________
(1) In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively "Prudential").

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $115.1 million and $40.6 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2010 and 2009, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

As  of  December  31,  contractholder  funds  consist  of  the  following:




($IN THOUSANDS)                             2010          2009
Interest-sensitive life insurance     $  660,731    $  627,362
                                      ----------    ----------
Investment contracts:
Fixed annuities                        4,005,939     4,345,165
Other investment contracts                22,121        18,352
Total contractholder funds            $4,688,791    $4,990,879




The following table highlights the key contract provisions relating to contractholder funds:



                                                                                WITHDRAWAL/
                                                                 =========================================
PRODUCT                        INTEREST RATE                     SURRENDER CHARGES
                               ==============================    =========================================
                                                                 Either a percentage of account balance
                                                                 -----------------------------------------
                                                                 or dollar amount grading off generally
Interest-sensitive life        Interest rates credited range     over 20 years
                               ------------------------------    -----------------------------------------
 insurance                     from 2.7% to 5.0%
---------------------------    ------------------------------
                                                                 Either a declining or a level percentage
                               Interest rates credited           charge generally over nine years or less.
                               range from 0.2% to 9.2% for       Additionally, approximately 11.5% of
                               immediate annuities and           fixed annuities are subject to a market
                               1.1% to 6.5% for other            value adjustment for discretionary
Fixed annuities                fixed annuities                   withdrawals
Other investment contracts:
     Guaranteed minimum
    income, accumulation
and withdrawal benefits on
 variable annuities (1) and                                      Withdrawal and surrender charges are
secondary guarantees on        Interest rates used in            based on the terms of the related
 interest-sensitive life       establishing reserves             interest-sensitive life insurance or
insurance                      range from 1.8% to 10.3%          variable annuity contract


_______________________
(1) In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.
     Contractholder funds activity for the years ended December 31 is as follows:



($IN THOUSANDS)                                  2010            2009
Balance, beginning of year             $    4,990,879     $ 5,086,965
                                       ---------------    ------------
Deposits                                      159,490         296,990
Interest credited                             165,758         182,665
Benefits                                     (160,376)       (160,351)
Surrenders and partial withdrawals           (385,801)       (308,244)
Contract charges                              (61,370)        (57,157)
Net transfers to separate accounts                (67)             --
Other adjustments                             (19,722)        (49,989)
Balance, end of year                   $    4,688,791     $ 4,990,879
                                       ---------------    ------------


     The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $494.7 million and $547.3 million of equity, fixed income and balanced mutual funds and $82.6 million and $41.0 million of money market mutual funds as of December 31, 2010 and 2009, respectively.



The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.




($IN MILLIONS)                                 DECEMBER 31,
                                               =============
                                                        2010         2009
                                               -------------
In the event of death
   Separate account value                      $       577.3    $   588.3
   Net amount at risk (1)                      $        56.4    $   105.5
   Average attained age of contractholders          63 years     62 years

At annuitization (includes income benefit
 guarantees)
   Separate account value                      $        41.9    $    41.2
   Net amount at risk (2)                      $         6.2    $    11.1
   Weighted average waiting period until
annuitization options available                      3 years      4 years

For cumulative periodic withdrawals
   Separate account value                      $        38.3    $    42.9
   Net amount at risk (3)                      $         0.6    $     1.7

Accumulation at specified dates
   Separate account value                      $       190.5    $   186.5
   Net amount at risk (4)                      $         6.5    $    12.1
   Weighted average waiting period until
 guarantee date                                      6 years      7 years


________________________
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.

(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.

(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.




The  following  table  summarizes  the  liabilities  for  guarantees:



                                                                                LIABILITY FOR
                                          LIABILITY FOR                           GUARANTEES
                                           GUARANTEES         LIABILITY FOR       RELATED TO
                                        RELATED TO DEATH        GUARANTEES       ACCUMULATION
                                          BENEFITS AND          RELATED TO           AND
                                       INTEREST-SENSITIVE         INCOME          WITHDRAWAL
($IN THOUSANDS)                        LIFE PRODUCTS          BENEFITS          BENEFITS          TOTAL
Balance, December 31,
2009 (1)                               $             2,332    $        5,142    $       13,211    $20,685
                                       -------------------    --------------    --------------    -------
     Less reinsurance
 recoverables                                        2,332             5,142            13,211     20,685
Net balance as of December 31
, 2009                                                  --                --                --         --
                                       -------------------    --------------    --------------    -------
Incurred guaranteed benefits                         1,392                --                --      1,392
Paid guarantee benefits                                 --                --                --         --
     Net change                                      1,392                --                --      1,392
                                       -------------------    --------------    --------------    -------
Net balance as of December 31
, 2010                                               1,392                --                --      1,392
     Plus reinsurance recoverables                   1,862             4,578            17,544     23,984
Balance, December 31, 2010 (2)         $             3,254    $        4,578    $       17,544    $25,376
                                       -------------------    --------------    --------------    -------

Balance, December 31, 2008 (3)         $             2,028    $        3,469    $       30,051    $35,548
     Less reinsurance recoverables                   2,028             3,469            30,051     35,548
Net balance as of December 31,
2008                                                    --                --                --         --
                                       -------------------    --------------    --------------    -------
Incurred guaranteed benefits                            --                --                --         --
Paid guarantee benefits                                 --                --                --         --
     Net change                                         --                --                --         --
                                       -------------------    --------------    --------------    -------
Net balance as of December 31,
2009                                                    --                --                --         --
     Plus reinsurance recoverables                   2,332             5,142            13,211     20,685
Balance, December 31, 2009 (1)         $             2,332    $        5,142    $       13,211    $20,685
                                       -------------------    --------------    --------------    -------


_______________
(1) Included in the total liability balance as of December 31, 2009 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $11.0 million and variable annuity withdrawal benefits of $2.2 million.

(2) Included in the total liability balance as of December 31, 2010 are reserves for variable annuity death benefits of $1.9 million, variable annuity income benefits of $4.6 million, variable annuity accumulation benefits of $15.1 million, variable annuity withdrawal benefits of $2.4 million and other guarantees of $1.4 million.

(3) Included in the total liability balance as of December 31, 2008 are reserves for variable annuity death benefits of $2.0 million, variable annuity income benefits of $3.5 million, variable annuity accumulation benefits of $24.0 million and variable annuity withdrawal benefits of $6.0 million.

9.        REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2010 and 2009, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we cede the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.

     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $265.0 million and $287.5 million as of December 31, 2010 and 2009, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2010, premiums and contract charges of $12.4 million, contract benefits of $5.7 million, interest credited to contractholder funds of $8.5 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In 2008, premiums and contract charges of $16.3 million, contract benefits of $35.5 million, interest credited to contractholder funds of $10.5 million, and operating costs and expenses of $2.5 million were ceded to Prudential. In addition, as of December 31, 2010 and 2009, the Company had reinsurance recoverables of $738 thousand and $429 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

     As of December 31, 2010, the gross life insurance in force was $35.26 billion of which $4.66 billion and $11.14 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:




 ($IN THOUSANDS)                               2010             2009         2008
                                       =============    =============    =========
PREMIUMS AND CONTRACT CHARGES
Direct                                 $    155,865     $    154,440     $156,187
Assumed - non-affiliate                         955              959        1,164
Ceded
Affiliate                                   (30,797)         (26,250)      (4,470)
Non-affiliate                               (28,873)         (29,656)     (32,525)
Premiums and contract charges, net
of reinsurance                         $     97,150     $     99,493     $120,356
                                       -------------    -------------    ---------


The effects of reinsurance on contract benefits for the years ended December 31 are as follows:



($IN THOUSANDS)                                  2010            2009         2008
CONTRACT BENEFITS
Direct                                    $   207,433     $   174,909     $223,859
Assumed - non-affiliate                           877             676          640
Ceded
Affiliate (1)                                  (6,079)         (6,225)       7,022
Non-affiliate                                 (19,445)            715      (47,329)
Contract benefits, net of reinsurance     $   182,786     $   170,075     $    184,192
                                          ------------    ------------    ---------


______________________
(1) The Company recorded additional expenses for contract benefits in 2008 relating to a rescission of reinsurance coverage for certain traditional and interest-sensitive life insurance policies provided in accordance with an agreement between the Company and ALIC. These contract benefits are reflected as a component of contract benefits ceded to affiliate for 2008 and totaled $7.1 million. See Note 4 for further details.

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:



($IN THOUSANDS)                                   2010         2009         2008
                                              =========    =========    =========
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                        $176,523     $210,289     $201,661
Assumed - non-affiliate                             19           17           32
Ceded
Non-affiliate                                   (8,457)      (8,757)     (10,485)
Interest credited to contractholder
funds, net of reinsurance                     $168,085     $201,549     $   191,208
                                              ---------    ---------    ---------


In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million, $3.4 million and $3.3 million during 2010, 2009 and 2008, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).


10.   DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS
     Deferred policy acquisitions costs for the years ended December 31 are as follows:



($IN THOUSANDS)                                             2010          2009             2008
                                                    =============    ==========    =============
Balance, beginning of year                          $    213,325     $ 538,248     $    278,664
                                                    -------------    ----------    -------------
Impact of adoption of new OTTI
accounting guidance before unrealized impact (1)              --       (11,825)              --
Impact of adoption of new OTTI
accounting guidance effect of
unrealized capital gains and losses (2)                       --        11,825               --
Acquisition costs deferred                                24,704        32,560           51,390
Amortization charged to income                           (16,437)     (148,450)         (17,778)
Effect of unrealized gains and losses                    (51,655)     (209,033)         225,972
Balance, end of year                                $    169,937     $ 213,325     $     538,248
                                                    -------------    ----------    -------------


_______________________
(1) The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.

(2) The adoption of new OTTI accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.

     DSI activity, which primarily relates to fixed annuities and interest sensitive life contracts, for the years ended December 31 was as follows:




($IN THOUSANDS)                                      2010              2009               2008
                                             =============    ==============    ===============
Balance, beginning of year                   $     11,091     $      47,319     $       27,991
                                             -------------    --------------    ---------------
Impact of adopting new OTTI
accounting guidance before
unrealized impact (1)                                  --            (1,732)                --
Impact of adopting new OTTI
accounting guidance effect of unrealized
capital gains and losses (2)                           --             1,732                 --
Sales inducements deferred                          1,048             3,454              7,579
Amortization charged to income                     (3,375)          (22,337)            (7,843)
Effect of unrealized gains
and losses                                         (6,740)          (17,345)            19,592
Balance, end of year                         $      2,024     $      11,091     $       47,319
                                             -------------    --------------    ---------------


______________________
(1) The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.

(2) The adoption of new OTTI accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.

11.  GUARANTEES AND CONTINGENT LIABILITIES
GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2010 and 2009, the liability balance included in other liabilities and accrued expenses was $787 thousand and $790 thousand, respectively. The related premium tax offsets included in other assets were $736 thousand and $739 thousand as of December 31, 2010 and 2009, respectively.

     The New York Liquidation Bureau (the "Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life") is currently under its jurisdiction as part of a 1992 court-ordered rehabilitation plan. At this time, Executive Life continues to fully pay claims when due. An Order to Show Cause dated December 17, 2010 from the New York Supreme Court mandates that the Bureau, Life Insurance Corporation of New York ("LICNY") and other interested parties provide a proposed plan of liquidation by July 1, 2011; otherwise, the Superintendent of the New York State Insurance Department will be required to do so by August 1, 2011. A public hearing on the proposed plan of liquidation is now scheduled for January 4, 2010. The current publicly available estimated shortfall from the Bureau is $1.27 billion.

     If Executive Life were to be declared insolvent in the future, it is reasonably possible that the Company will have exposure to future guaranty fund assessments. The Company's exposure will ultimately depend on the level of guaranty fund system participation. New York law currently contains an aggregate limit on guaranty funds under the LICNY of $500 million, of which approximately $40 million has been used. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's three-year average market share for New York as of December 31, 2009, based on assessable premiums, was approximately 2.2%.

GUARANTEES

     Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material adverse effect on results of operations, cash flows or financial position of the Company.

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2010.

REGULATION AND COMPLIANCE

     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES
----------------------------------------------

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

- These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

- The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

- In the lawsuits, plaintiffs seek a variety of remedies which may include equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. When specific monetary demands are made, they are often set just below a state court jurisdictional limit in order to seek the maximum amount available in state court, regardless of the specifics of the case, while still avoiding the risk of removal to federal court. In the Company's experience, monetary demands in pleadings bear little relation to the ultimate loss, if any, to the Company.

- In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

- For the reasons specified above, it is not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

- Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

- These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge. In January 2010, the cases were assigned to a new judge for further proceedings in the trail court.

- A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge. In January 2010, the case was assigned to a new judge for further proceedings in the trial court.

     In these agency program reorganization matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

     Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are pending from time to time that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable.

One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time, is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12.   INCOME TAXES

     The Company joins with the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.
The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns through 2006 and the statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company had no liability for unrecognized tax benefits as of December 31, 2010 or 2009, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:




($IN THOUSANDS)                                 2010         2009
                                           ----------    =========
DEFERRED ASSETS
Life and annuity reserves                  $   9,264     $ 17,820
Other assets                                     546          701
      Total deferred assets                    9,810       18,521
                                           ----------    ---------
DEFERRED LIABILITIES
Unrealized net capital gains                 (71,729)     (12,950)
DAC                                          (28,695)     (23,825)
Difference in tax bases of investments       (10,717)     (18,594)
Other liabilities                               (977)      (1,039)
      Total deferred liabilities            (112,118)     (56,408)
                                           ----------    ---------
         Net deferred liability            $(102,308)    $(37,887)
                                           ----------    ---------


Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

     The components of income tax expense for the years ended December 31 are as follows:



($IN THOUSANDS)                                          2010            2009             2008
                                                         ======    =============    =============
Current                                                  $  209    $       (946)    $     16,537
                                                         ------    -------------    -------------
Deferred                                                  5,642          20,675          (12,532)
Total income tax expense                                  $5,851    $     19,729     $      4,005
                                                         ------    -------------    -------------

The Company received a refund of $3.5 million in 2010, and paid income taxes of $29.9 million and $3.6 million in 2009 and 2008, respectively.
A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:




                                           2010     2009     2008
Statutory federal income tax rate          35.0%    35.0%    35.0%
                                           -----    -----    -----
State income tax expense                    9.6      2.8     13.1
Dividends received deduction               (4.4)    (1.1)    (6.0)
Tax credits                                (3.2)    (1.0)    (4.6)
Adjustment for prior year tax liabilities  (1.0)    (0.5)    (3.4)
Other                                       0.2       --      0.2
    Effective income tax rate              36.2%    35.2%    34.3%
                                           -----    -----    -----


13.   STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

      Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

     Statutory net loss for 2010, 2009 and 2008 was $(17.3) million, $(8.6) million and $(18.9) million, respectively. Statutory capital and surplus was $497.0 million and $506.3 million as of December 31, 2010 and 2009, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. During 2011, the Company will not be able to pay dividends without prior New York State Insurance Department approval. The Company paid no dividends in 2010.

14.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The allocated cost to the Company for the pension plans was $3.3 million, $1.4 million and $1.8 million in 2010, 2009 and 2008, respectively.

     The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with the Corporation's established retirement policy and are continuously insured under Corporation's group plans or other approved plans in accordance with the plan's participation requirements. The Corporation shares the cost of the retiree medical benefits with non Medicare-eligible retirees based on years of service, with the Corporation's share being subject to a 5% limit on annual medical cost inflation after retirement. During 2009, the Corporation decided to change its approach for delivering benefits to Medicare-eligible retirees. The Corporation no longer offers medical benefits for Medicare-eligible retirees but instead provides a fixed company contribution (based on years of service and other factors), which is not subject to adjustments for inflation. The allocated cost to the Company was $47 thousand, $206 thousand and $339 thousand for postretirement benefits other than pension plans in 2010, 2009 and 2008, respectively.

     AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time or for any reason.

ALLSTATE 401(K) SAVINGS PLAN

     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The allocated cost to the Company for the Allstate Plan was $492 thousand, $912 thousand and $667 thousand in 2010, 2009 and 2008, respectively.


15.   OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:



($IN THOUSANDS)                                 2010
                                            PRE-TAX          TAX          AFTER-TAX
                                            -------------
Unrealized net holding gains
arising during the period, net of
related offsets                             $    165,578     $(57,953)    $        107,625
                                            -------------    ---------    -----------------
Less: reclassification adjustment
 of realized  capital gains and losses            (2,361)         826               (1,535)
Unrealized net capital gains and losses          167,939      (58,779)             109,160
                                            -------------    ---------    -----------------
Other comprehensive income                  $    167,939     $(58,779)    $        109,160
                                            -------------    ---------    -----------------





                                            2009
                                          --------
                                          PRE-TAX     TAX           AFTER-TAX
                                          --------
Unrealized net holding gains
arising during the period, net of
related offsets                           $337,657    $(118,180)    $  219,477
                                          --------    ----------    ----------
Less: reclassification adjustment
 of realized  capital gains and losses     101,749      (35,612)        66,137
Unrealized net capital gains
and losses                                 235,908      (82,568)       153,340
                                          --------    ----------    ----------
Other comprehensive income                $235,908    $ (82,568)    $  153,340
                                          --------    ----------    ----------





                                             2008
                                         -------------
                                         PRE-TAX          TAX                AFTER-TAX
                                         -------------
Unrealized net holding losses
arising during the period, net of
related offsets                          $   (323,776)    $       113,321    $       (210,455)
                                         -------------    ---------------    -----------------
Less: reclassification adjustment
 of realized capital gains and losses         (55,927)             19,574             (36,353)
Unrealized net capital gains
and losses                                   (267,849)             93,747            (174,102)
                                         -------------    ---------------    -----------------
Other comprehensive loss                 $   (267,849)    $        93,747    $       (174,102)
                                         -------------    ---------------    -----------------

linex0



                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                      SCHEDULE I - SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2010



                                                                            AMOUNTS
                                                                           ==========
($IN THOUSANDS)                                                            AT WHICH
                                                                           SHOWN IN
                                               COST/                       THE
                                               AMORTIZED     FAIR          BALANCE
                                               COST          VALUE         SHEET
                                               ==========    ==========    ==========
Type of investment
-------------------------------------------
Fixed Maturities:
 Bonds:
   United States government, government
 agencies and authorities                      $  288,835    $  358,568    $  358,568
   States, municipalities and political
subdivisions                                      874,967       853,734       853,734
   Foreign governments                            268,603       329,603       329,603
   Public utilities                               780,536       838,112       838,112
 Convertibles and bonds with warrants
 attached                                          88,560        89,426        89,426
   All other corporate bonds                    2,676,469     2,825,554     2,825,554
    Asset-backed securities                       138,832       138,564       138,564
    Residential mortgage-backed securities        579,801       590,298       590,298
    Commercial mortgage-backed securities         294,494       267,044       267,044
    Redeemable preferred stocks                     9,196         9,206         9,206

   Total fixed maturities                       6,000,293    $6,300,109     6,300,109
                                               ----------    ----------    ----------


Equity securities:
    Common stocks:
Industrial, miscellaneous and all
other                                              99,348    $  124,559       124,559

Mortgage loans on real estate                     501,476    $  488,248       501,476
Policy loans                                       41,862                      41,862
                                                                           ==========
Derivative instruments                                411    $      411           411
Limited partnership interests                       4,814                       4,814
                                               ==========    ==========    ==========
Other long-term investments                        18,365                      18,365
Short-term investments                            198,601    $  198,601       198,601

   Total investments                           $6,865,170                  $7,190,197
                                               ----------                  ----------







                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           SCHEDULE IV - REINSURANCE




                                                                                           PERCENTAGE
                                                                                           -----------
($IN THOUSANDS)                            CEDED TO          ASSUMED                       OF AMOUNT
                            GROSS          OTHER             FROM OTHER     NET            ASSUMED
                            AMOUNT         COMPANIES (1)     COMPANIES      AMOUNT         TO NET

YEAR ENDED DECEMBER
------------------------
31, 2010
------------------------
Life insurance in force     $34,597,944    $   15,803,458    $   663,707    $19,458,193           3.4%

Premiums and contract
charges:
    Life and annuities      $   143,571    $       57,638    $       955    $    86,888           1.1%
    Accident and health          12,294             2,032             --         10,262            --%
    Total premiums and
contract charges            $   155,865    $       59,670    $       955    $    97,150           1.0%
                            -----------    --------------    -----------    -----------    -----------

YEAR ENDED DECEMBER
------------------------
31, 2009
------------------------
Life insurance in force     $33,925,356    $   12,115,820    $   695,124    $22,504,660           3.1%

Premiums and contract
charges:
    Life and annuities      $   142,563    $       53,595    $       959    $    89,927           1.1%
    Accident and health          11,877             2,311             --          9,566            --%
    Total premiums and
contract charges            $   154,440    $       55,906    $       959    $    99,493           1.0%
                            -----------    --------------    -----------    -----------    -----------

YEAR ENDED DECEMBER
------------------------
31, 2008
------------------------
Life insurance in force     $32,704,176    $   11,655,410    $   737,572    $21,786,338           3.4%

Premiums and contract
charges:
    Life and annuities      $   145,521    $       34,529    $     1,164    $   112,156           1.0%
    Accident and health          10,666             2,466             --          8,200            --%
    Total premiums and
contract charges            $   156,187    $       36,995    $     1,164    $   120,356           1.0%
                            -----------    --------------    -----------    -----------    -----------


__________________
(1) No reinsurance or coinsurance income was netted against premium ceded in 2010, 2009 or 2008.




                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
           SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS




($IN THOUSANDS)                                                     ADDITIONS
                                                                   -----------
                                                   BALANCE AS OF   CHARGED TO                                  BALANCE AS OF
                                                   BEGINNING       COSTS AND                                   END OF
DESCRIPTION                                        OF PERIOD       EXPENSES     OTHER ADDITIONS   DEDUCTIONS   PERIOD
-------------------------------------------------  --------------  -----------  ----------------  -----------  --------------

YEAR ENDED DECEMBER
-------------------------------------------------
31, 2010
-------------------------------------------------




Allowance for estimated losses on mortgage loans   $        4,250  $     2,922  $             --  $     5,502  $        1,670





YEAR ENDED DECEMBER
-------------------------------------------------
31, 2009
-------------------------------------------------


Allowance for estimated
 losses on mortgage loans                          $          449  $     5,264  $             --  $     1,463  $        4,250





YEAR ENDED DECEMBER
-------------------------------------------------
 31, 2008
-------------------------------------------------




Allowance for estimated
 losses on mortgage loans                          $           --  $       449  $             --  $        --  $          449






               -----------------------------------------------------------------
               ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND 2009, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Accounts") as of December 31, 2010, the related statements of operations and changes in net assets for each of the periods presented for each of the individual sub-accounts which comprise the Accounts. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Accounts' fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2010, the results of their operations and changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 22, 2011

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    DWS Investments
                        AllianceBernstein AllianceBernstein  AllianceBernstein AllianceBernstein AllianceBernstein      Variable
                               Fund              Fund              Fund               Fund              Fund        Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VPS               VPS               VPS                VPS               VPS             DWS VIP
                           Growth and       International     International        Small Cap       Small/Mid Cap      Equity 500
                         Income Class A     Growth Class A    Value Class A     Growth Class A     Value Class A        Index A
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           2,718 $           6,501 $            3,165 $           5,246 $             972 $         122,194
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           2,718 $           6,501 $            3,165 $           5,246 $             972 $         122,194
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           2,718 $           6,501 $            3,165 $           5,246 $             972 $         122,194
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           2,718 $           6,501 $            3,165 $           5,246 $             972 $         122,194
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      158               353                212               321                57             9,278
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           2,368 $           5,779 $            2,974 $           3,548 $             802 $         111,518
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $            8.80 $           8.30  $             6.78 $           11.82 $           11.35 $           17.42
                        ================= ================= ================== ================= ================= =================
   Highest              $            8.80 $           8.30  $             6.78 $           11.82 $           11.35 $           17.42
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Fidelity          Fidelity          Fidelity          Fidelity
                         DWS Investments                         Variable          Variable          Variable          Variable
                             Variable        DWS Variable        Insurance         Insurance         Insurance         Insurance
                         Insurance Trust      Series II        Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                       VIP
                             DWS VIP           DWS VIP           VIP Asset                           Emerging             VIP
                        Small Cap Index A     Balanced A          Manager        VIP Contrafund       Markets        Equity-Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          59,386 $          61,503 $           56,166 $         585,422 $           1,603 $         398,619
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          59,386 $          61,503 $           56,166 $         585,422 $           1,603 $         398,619
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          59,386 $          61,503 $           56,166 $         585,422 $           1,603 $         398,619
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          59,386 $          61,503 $           56,166 $         585,422 $           1,603 $         398,619
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    4,785             2,779              3,863            24,515               162            20,958
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          53,565 $          57,575 $           53,851 $         547,462 $           1,503 $         419,771
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           23.36 $           12.33 $            17.11 $            9.63 $           11.43 $            8.82
                        ================= ================= ================== ================= ================= =================
   Highest              $           23.36 $           12.33 $            17.11 $           22.14 $           11.43 $           15.99
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity         Fidelity           Fidelity          Fidelity          Fidelity
                             Variable          Variable         Variable           Variable          Variable          Variable
                            Insurance         Insurance         Insurance          Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund      Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                VIP                 VIP                                 VIP
                                               Growth              High                             Index 500 -     VIP Investment
                            VIP Growth        & Income            Income         VIP Index 500     Service Class      Grade Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         431,794 $           7,627 $            4,192 $         446,242 $          26,496 $         219,226
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         431,794 $           7,627 $            4,192 $         446,242 $          26,496 $         219,226
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         431,794 $           7,627 $            4,192 $         446,242 $          26,496 $         219,226
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         431,794 $           7,627 $            4,192 $         446,242 $          26,496 $         219,226
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   11,642               604                753             3,371               201            17,087
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         371,938 $           6,887 $            4,245 $         424,965 $          23,036 $         214,167
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $            9.13 $            8.90 $            12.13 $           14.21 $            9.48 $           11.97
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.64 $            8.90 $            12.13 $           14.21 $            9.48 $           14.56
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                             Variable          Variable          Variable          Variable          Variable          Franklin
                            Insurance         Insurance          Insurance         Insurance         Insurance         Templeton
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                          VIP
                               VIP                                                    VIP               VIP             Global
                               Mid               VIP                                  Real             Value            Income
                               Cap           Money Market      VIP Overseas          Estate         Strategies        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           5,714 $         199,699 $          168,343 $           5,624 $           2,127 $           2,857
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           5,714 $         199,699 $          168,343 $           5,624 $           2,127 $           2,857
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           5,714 $         199,699 $          168,343 $           5,624 $           2,127 $           2,857
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           5,714 $         199,699 $          168,343 $           5,624 $           2,127 $           2,857
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      175           199,699             10,038               400               218               143
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           4,740 $         199,699 $          174,188 $           4,692 $           1,831 $           2,664
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           11.45 $           10.28 $            16.52 $            9.61 $           10.31 $           13.81
                        ================= ================= ================== ================= ================= =================
   Highest              $           11.45 $           14.60 $            16.52 $            9.61 $           10.31 $           13.81
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin          Franklin           Franklin         Franklin          Franklin
                            Templeton         Templeton          Templeton          Templeton        Templeton         Templeton
                           Investments       Investments        Investments        Investments      Investments       Investments
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP                              VIP Mutual            VIP               VIP               VIP
                               High              VIP              Global             Mutual            Small           Small-Mid
                              Income            Income           Discovery           Shares          Cap Value        Cap Growth
                            Securities        Securities    Securities Class 1     Securities       Securities        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           3,078 $           2,365 $              443 $           1,383 $          10,300 $           4,481
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           3,078 $           2,365 $              443 $           1,383 $          10,300 $           4,481
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           3,078 $           2,365 $              443 $           1,383 $          10,300 $           4,481
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           3,078 $           2,365 $              443 $           1,383 $          10,300 $           4,481
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      464               156                 21                86               622               202
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           2,979 $           2,202 $              412 $           1,208 $           8,399 $           3,366
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           12.26 $           10.72 $            10.38 $            9.34 $           10.94 $           11.22
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.26 $           10.72 $            10.38 $            9.34 $           10.94 $           11.22
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin
                            Templeton         Templeton
                           Investments       Investments       Ibbotson Fund      Ibbotson Fund    Ibbotson Fund     Ibbotson Fund
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP                              Aggressive          Balanced       Conservative         Growth
                            Strategic            VIP              Growth               ETF              ETF               ETF
                              Income             U.S.            ETF Asset            Asset            Asset             Asset
                            Securities        Government        Allocation         Allocation       Allocation        Allocation
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           1,676 $           1,866 $           32,135 $          33,442 $          14,617 $          75,001
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           1,676 $           1,866 $           32,135 $          33,442 $          14,617 $          75,001
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           1,676 $           1,866 $           32,135 $          33,442 $          14,617 $          75,001
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           1,676 $           1,866 $           32,135 $          33,442 $          14,617 $          75,001
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      129               140              3,452             3,318             1,318             7,692
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           1,587 $           1,853 $           27,142 $          28,036 $          14,160 $          59,790
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           12.16 $           11.48 $             9.67 $           10.26 $           10.80 $            9.95
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.16 $           11.48 $            14.98 $           10.26 $           11.68 $           14.48
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                               Invesco           Invesco            Invesco           Invesco           Invesco
                          Ibbotson Fund         Funds             Funds              Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                            Income and                                                                Invesco
                              Growth                             Invesco            Invesco          UIF U.S.
                            ETF Asset          Invesco         LIT Growth        UIF High Yield    Mid Cap Value     Invesco V.I.
                            Allocation      LIT Government     and Income           Class I           Class I         Basic Value
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          12,612 $          27,652 $          123,362 $          26,373 $             782 $          59,500
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          12,612 $          27,652 $          123,362 $          26,373 $             782 $          59,500
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          12,612 $          27,652 $          123,362 $          26,373 $             782 $          59,500
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          12,612 $          27,652 $          123,362 $          26,373 $             782 $          59,500
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,230             3,002              6,704             2,224                61             9,326
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          11,535 $          27,167 $          117,484 $          26,747 $             659 $          72,260
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.55 $           10.81 $             9.84 $           18.58 $           10.36 $           10.16
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.55 $           12.91 $            19.37 $           18.58 $           10.36 $           10.16
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Invesco
                             Invesco           Invesco            Invesco            Funds          Janus Aspen       Janus Aspen
                              Funds             Funds              Funds          (Class II)          Series            Series
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                    Invesco
                           Invesco V.I.                        Invesco V.I.       LIT Mid Cap
                             Capital         Invesco V.I.         Mid Cap           Growth
                           Appreciation      Core Equity        Core Equity       (Class II)         Balanced         Enterprise
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         157,302 $          11,691 $           78,574 $         156,652 $           7,023 $           3,821
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         157,302 $          11,691 $           78,574 $         156,652 $           7,023 $           3,821
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         157,302 $          11,691 $           78,574 $         156,652 $           7,023 $           3,821
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         157,302 $          11,691 $           78,574 $         156,652 $           7,023 $           3,821
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    6,751               433              6,342            38,584               248                99
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         147,038 $          10,059 $           74,995 $         113,741 $           6,699 $           3,441
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           11.37 $           11.59 $            15.23 $           16.32 $           11.37 $           10.13
                        ================= ================= ================== ================= ================= =================
   Highest              $           11.37 $           11.59 $            15.23 $           16.32 $           11.37 $           10.13
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Janus Aspen
                           Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen       Janus Aspen         Series
                              Series            Series            Series            Series            Series       (Service Shares)
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                             Flexible           Forty             Global            Mid Cap                            Balanced
                               Bond           Portfolio         Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           1,591 $          35,416 $            3,589 $             517 $          12,179 $         164,027
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           1,591 $          35,416 $            3,589 $             517 $          12,179 $         164,027
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $           1,591 $          35,416 $            3,589 $             517 $          12,179 $         164,027
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           1,591 $          35,416 $            3,589 $             517 $          12,179 $         164,027
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      125               991                649                32               213             5,575
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           1,603 $          30,555 $            2,943 $             460 $           9,894 $         151,406
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           12.62 $            8.51 $            11.72 $           11.01 $           10.54 $           18.88
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.62 $           16.96 $            11.72 $           11.01 $           10.54 $           18.88
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Legg Mason        Legg Mason
                                                                                                      Partners          Partners
                           Janus Aspen       Janus Aspen        Janus Aspen          Lazard           Variable          Variable
                              Series            Series            Series           Retirement      Portfolios I,     Portfolios I,
                         (Service Shares)  (Service Shares)  (Service Shares)     Series, Inc.          Inc.              Inc.
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                     Legg Mason
                                                                                                     ClearBridge       Legg Mason
                             Mid Cap                                                Emerging          Variable         ClearBridge
                              Value            Overseas          Worldwide           Markets         Investors          Variable
                         (Service Shares)  (Service Shares)  (Service Shares)        Equity           Class I        Value Class I
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          86,590 $          78,950 $           38,125 $          31,789 $          12,738 $          81,867
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          86,590 $          78,950 $           38,125 $          31,789 $          12,738 $          81,867
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          86,590 $          78,950 $           38,125 $          31,789 $          12,738 $          81,867
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          86,590 $          78,950 $           38,125 $          31,789 $          12,738 $          81,867
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    5,501             1,409              1,279             1,363               965             4,160
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          77,917 $          66,071 $           33,450 $          25,291 $          13,416 $          81,573
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           17.15 $           10.54 $            16.77 $           55.10 $           12.69 $            9.18
                        ================= ================= ================== ================= ================= =================
   Highest              $           17.15 $           10.54 $            16.77 $           55.10 $           12.69 $            9.18
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                            Legg Mason
                             Partners
                             Variable        MFS Variable      MFS Variable      MFS Variable       MFS Variable      MFS Variable
                          Portfolios I,       Insurance          Insurance         Insurance          Insurance         Insurance
                               Inc.             Trust              Trust             Trust              Trust             Trust
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                            Legg Mason
                          Western Assets                       MFS Investors
                         Variable Global         MFS              Growth         MFS Investors         MFS New          MFS Total
                         High Yield Bond     High Income           Stock             Trust            Discovery          Return
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          77,088 $          57,494 $           25,551 $           7,141 $         231,702 $          58,523
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          77,088 $          57,494 $           25,551 $           7,141 $         231,702 $          58,523
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          77,088 $          57,494 $           25,551 $           7,141 $         231,702 $          58,523
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          77,088 $          57,494 $           25,551 $           7,141 $         231,702 $          58,523
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    9,770             6,548              2,321               356            12,654             3,128
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          79,136 $          54,056 $           22,127 $           6,463 $         148,027 $          57,197
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           15.69 $           14.86 $            13.64 $           13.66 $           29.56 $           19.01
                        ================= ================= ================== ================= ================= =================
   Highest              $           15.69 $           14.86 $            13.64 $           13.66 $           29.56 $           19.01
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                           MFS Variable      MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance          Variable          Variable          Variable          Variable
                              Trust             Trust          Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                      Oppenheimer
                                                                                  Oppenheimer       Oppenheimer       Main Street
                                                                Oppenheimer          Core             Global           Small Cap
                          MFS Utilities       MFS Value          Balanced            Bond          Securities IC        Growth
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          69,297 $          49,175 $            3,086 $             634 $           1,401 $         371,041
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          69,297 $          49,175 $            3,086 $             634 $           1,401 $         371,041
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          69,297 $          49,175 $            3,086 $             634 $           1,401 $         371,041
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          69,297 $          49,175 $            3,086 $             634 $           1,401 $         371,041
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,742             3,789                269                82                46            21,010
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          62,709 $          45,534 $            2,880 $             590 $           1,245 $         314,606
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           33.69 $           14.53 $             8.02 $            7.44 $           10.11 $           10.99
                        ================= ================= ================== ================= ================= =================
   Highest              $           33.69 $           14.53 $             8.02 $            7.44 $           10.11 $           24.06
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Oppenheimer
                                                                                   Variable
                          Oppenheimer        Oppenheimer       Oppenheimer          Account
                            Variable           Variable         Variable             Funds        Panorama Series   PIMCO Variable
                         Account Funds      Account Funds     Account Funds          (SS)           Fund, Inc.      Insurance Trust
                          Sub-Account        Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                          Oppenheimer        Oppenheimer                          Oppenheimer       Oppenheimer
                         Small & MidCap       Strategic        Oppenheimer          Global         International
                              Fund               Bond             Value         Securities (SS)       Growth         Foreign Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          58,138 $             771 $            4,463 $         247,027 $         121,022 $          48,464
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          58,138 $             771 $            4,463 $         247,027 $         121,022 $          48,464
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          58,138 $             771 $            4,463 $         247,027 $         121,022 $          48,464
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          58,138 $             771 $            4,463 $         247,027 $         121,022 $          48,464
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,249               138                526             8,223            64,718             4,857
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          49,604 $             712 $            3,790 $         222,869 $          92,513 $          48,601
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           11.17 $           11.36 $            11.26 $           16.03 $            9.52 $           15.68
                        ================= ================= ================== ================= ================= =================
   Highest              $           11.17 $           11.36 $            11.26 $           16.03 $           31.37 $           15.68
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Variable    PIMCO Variable    PIMCO Variable     Putnam Variable   Putnam Variable       Rydex
                         Insurance Trust   Insurance Trust    Insurance Trust   Trust (Class IA)  Trust (Class IA)  Variable Trust
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                         Rydex
                                                                                                  VT International    SGI VT U.S.
                                                PIMCO              PIMCO          VT High Yield      Value Fund       Long Short
                           Money Market      Real Return       Total Return        (Class IA)        (Class IA)      Momentum Fund
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         139,747 $          71,036 $          148,116 $          52,758 $          68,268 $          29,098
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         139,747 $          71,036 $          148,116 $          52,758 $          68,268 $          29,098
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         139,747 $          71,036 $          148,116 $          52,758 $          68,268 $          29,098
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         139,747 $          71,036 $          148,116 $          52,758 $          68,268 $          29,098
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  139,747             5,406             13,370             7,505             7,224             2,273
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         139,747 $          66,996 $          141,655 $          49,295 $          59,729 $          26,235
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           11.72 $           14.67 $            17.54 $           20.65 $           20.95 $           19.75
                        ================= ================= ================== ================= ================= =================
   Highest              $           11.72 $           14.67 $            17.54 $           20.65 $           20.95 $           19.75
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     T. Rowe Price          The                 The              The               The
                              Equity            Equity            Alger               Alger            Alger             Alger
                           Series, Inc.      Series, Inc.      Portfolios          Portfolios       Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                      Alger            Alger             Alger
                          T. Rowe Price                           Alger              Capital         Large Cap          MidCap
                            Blue Chip       T. Rowe Price       Balanced          Appreciation        Growth            Growth
                              Growth        Equity Income       Class I-2           Class I-2        Class I-2         Class I-2
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         113,076 $         250,426 $            2,021 $         130,842 $         158,862 $         213,735
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         113,076 $         250,426 $            2,021 $         130,842 $         158,862 $         213,735
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $         113,076 $         250,426 $            2,021 $         130,842 $         158,862 $         213,735
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         113,076 $         250,426 $            2,021 $         130,842 $         158,862 $         213,735
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   10,078            12,572                174             2,508             3,637            16,764
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          93,562 $         246,556 $            1,891 $          97,620 $         134,854 $         236,537
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           13.59 $           19.03 $            10.14 $           10.53 $            9.75 $            8.71
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.59 $           19.03 $            10.14 $           24.03 $           14.65 $           22.15
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Van Eck           Van Eck           Van Eck
                          The Universal     The Universal      The Universal       Worldwide         Worldwide         Worldwide
                          Institutional     Institutional      Institutional       Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.        Funds, Inc.          Trust             Trust             Trust
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                          Morgan Stanley    Morgan Stanley    Morgan Stanley        Van Eck                              Van Eck
                               UIF           UIF Emerging        UIF U.S.          Worldwide           Van Eck          Worldwide
                          Capital Growth    Markets Equity      Real Estate        Emerging           Worldwide       Multi-Manager
                             Class I           Class I            Class I           Markets          Hard Assets      Alternatives
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          38,246 $           4,082 $           92,321 $         120,161 $          59,427 $          12,944
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          38,246 $           4,082 $           92,321 $         120,161 $          59,427 $          12,944
                        ================= ================= ================== ================= ================= =================
NET ASSETS
Accumulation units      $          38,246 $           4,082 $           92,321 $         120,161 $          59,427 $          12,944
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          38,246 $           4,082 $           92,321 $         120,161 $          59,427 $          12,944
                        ================= ================= ================== ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,848               265              7,151             8,498             1,578             1,278
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          27,995 $           3,148 $           95,228 $          95,372 $          44,873 $          12,531
                        ================= ================= ================== ================= ================= =================
ACCUMULATION UNIT FAIR
   VALUE
   Lowest               $           10.65 $            9.31 $            26.58 $           30.74 $           38.01 $           11.68
                        ================= ================= ================== ================= ================= =================
   Highest              $           16.51 $            9.31 $            26.58 $           30.74 $           38.01 $           11.68
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    DWS Investments
                        AllianceBernstein AllianceBernstein  AllianceBernstein AllianceBernstein AllianceBernstein      Variable
                               Fund              Fund              Fund             Fund                Fund        Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS                 VPS            DWS VIP
                            Growth and      International      International       Small Cap         Small/Mid        Equity 500
                         Income Class A     Growth Class A     Value Class A    Growth Class A   Cap Value Class A     Index A
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $               - $              88 $              92  $               - $               1 $          1,994
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net investment
         income (loss)                  -                88                92                  -                 1            1,994
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        298               552               155                997               134            4,862
      Cost of
         investments
         sold                         286               536               141                731               121            5,031
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Realized gains
         (losses) on
         fund shares                   12                16                14                266                13             (169)
Realized gain
   distributions                        -                 -                 -                  -                 -                -
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net realized
         gains (losses)                12                16                14                266                13             (169)
Change in unrealized
   gains (losses)                     297               581               (20)             1,075               163           13,524
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               309               597                (6)             1,341               176           13,355
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             309 $             685 $              86  $           1,341 $             177 $         15,349
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Fidelity          Fidelity           Fidelity         Fidelity
                         DWS Investments                          Variable          Variable           Variable         Variable
                             Variable        DWS Variable        Insurance          Insurance         Insurance        Insurance
                         Insurance Trust      Series II        Products Fund      Products Fund     Products Fund    Products Fund
                           Sub-Account       Sub-Account        Sub-Account        Pub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                         VIP
                             DWS VIP           DWS VIP           VIP Asset                             Emerging           VIP
                        Small Cap Index A     Balanced A          Manager        VIP Contrafund      Markets (a)     Equity-Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            439  $           1,696 $             895  $          6,612  $              12 $          6,715
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
      Net investment
         income (loss)               439              1,696               895             6,612                 12             6,715
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     1,837              2,803             3,971            33,957                 26           20,035
      Cost of
         investments
         sold                      1,958              2,803             4,119            35,943                 25           23,679
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
      Realized gains
         (losses) on
         fund shares                (121)                 -              (148)           (1,986)                 1           (3,644)
Realized gain
   distributions                       -                  -               272               241                  5                -
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
   Net realized gains
      (losses)                      (121)                 -               124            (1,745)                 6           (3,644)
Change in unrealized
   gains (losses)                 11,927              4,450             5,791            80,225                100           47,857
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           11,806              4,450             5,915            78,480                106           44,213
                        ----------------  ----------------- -----------------   ---------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         12,245  $           6,146 $           6,810  $         85,092  $             118 $         50,928
                        ================  ================= =================  ================  ================= ================

(a)  For period beginning April 30, 2010 and ended December 31, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity           Fidelity         Fidelity           Fidelity          Fidelity
                             Variable          Variable           Variable         Variable           Variable          Variable
                            Insurance         Insurance          Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                 VIP                VIP                                 VIP
                                                Growth              High                             Index 500       VIP Investment
                            VIP Growth         & Income            Income        VIP Index 500     Service Class       Grade Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,063  $             48  $             306  $          8,195  $             450 $           7,668
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
      Net investment
         income (loss)             1,063                48                306             8,195                450             7,668
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    22,047               140                358            32,937              1,503            13,152
      Cost of
         investments
         sold                     22,213               135                346            32,999              1,372            12,543
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
      Realized gains
         (losses) on
         fund shares                (166)                5                 12               (62)               131               609
Realized gain
   distributions                   1,247                 -                  -             6,608                238             2,343
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
      Net realized
         gains (losses)            1,081                 5                 12             6,546                369             2,952
Change in unrealized
   gains (losses)                 80,125               696                (53)           42,547              2,266             3,642
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           81,206               701                (41)           49,093              2,635             6,594
                        ----------------  ----------------  -----------------  ----------------  ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $         82,269  $            749  $             265  $         57,288  $           3,085 $          14,262
                        ================  ================  =================  ================  ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity           Fidelity
                             Variable          Variable          Variable          Variable           Variable          Franklin
                            Insurance         Insurance         Insurance          Insurance         Insurance         Templeton
                          Products Fund     Products Fund     Products Fund      Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                          VIP
                               VIP                                                    VIP               VIP              Global
                               Mid               VIP                                 Real              Value             Asset
                               Cap           Money Market      VIP Overseas         Estate           Strategies      Allocation (b)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              18 $             316 $           2,160  $              65 $              10 $             35
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net investment
         income (loss)                 18               316             2,160                 65                10               35
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        316            12,652             8,367                647               185              725
      Cost of
         investments
         sold                         298            12,652             9,678                452               169              781
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Realized gains
         (losses) on
         fund shares                   18                 -            (1,311)               195                16              (56)
Realized gain
   distributions                       10               124               295                  -                 -               52
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net realized
         gains (losses)                28               124            (1,016)               195                16               (4)
Change in unrealized
   gains (losses)                     898                 -            18,791                500               275               (8)
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               926               124            17,775                695               291              (12)
                        ----------------- ----------------- -----------------  ----------------- ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             944 $             440 $          19,935  $             760 $             301 $             23
                        ================= ================= =================  ================= ================= ================

(b)  For period beginning January 1, 2010, and ended April 23, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin           Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton          Templeton          Templeton        Templeton         Templeton
                           Investments       Investments        Investments        Investments      Investments       Investments
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP               VIP                               VIP Mutual           VIP               VIP
                              Global             High               VIP         Global Discovery       Mutual            Small
                              Income            Income             Income          Securities          Shares          Cap Value
                            Securities        Securities         Securities          Class 1         Securities        Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $              22 $             103 $              124 $               4 $              21 $              53
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net investment
         income (loss)                 22               103                124                 4                21                53
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        754               398                159                 8                77               569
      Cost of
         investments
         sold                         713               395                156                 8                69               524
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Realized gains
         (losses) on
         fund shares                   41                 3                  3                 -                 8                45
Realized gain
   distributions                        4                 -                  -                 -                 -                 -
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net realized
         gains (losses)                45                 3                  3                 -                 8                45
Change in unrealized
   gains (losses)                     166                90                 78                29               104             1,629
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               211                93                 81                29               112             1,674
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             233 $             196 $              205 $              33 $             133 $           1,727
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin           Franklin
                            Templeton         Templeton          Templeton
                           Investments       Investments        Investments       Ibbotson Fund    Ibbotson Fund     Ibbotson Fund
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                               VIP               VIP                               Aggressive         Balanced        Conservative
                            Small-Mid         Strategic             VIP              Growth             ETF               ETF
                            Cap Growth          Income              U.S.            ETF Asset          Asset             Asset
                            Securities        Securities         Government        Allocation        Allocation        Allocation
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $               - $              40 $               39 $             134 $             246 $             181
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net investment
         income (loss)                  -                40                 39               134               246               181
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        574               266                285             8,915            11,938             3,782
      Cost of
         investments
         sold                         471               251                281             7,944            10,458             3,663
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Realized gains
         (losses) on
         fund shares                  103                15                  4               971             1,480               119
Realized gain
   distributions                        -                 -                  -                 -                 -                11
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net realized
         gains (losses)               103                15                  4               971             1,480               130
Change in unrealized
   gains (losses)                     804                49                 12             2,931             1,412               329
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               907                64                 16             3,902             2,892               459
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $             907 $             104 $               55 $           4,036 $           3,138 $             640
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Invesco            Invesco           Invesco           Invesco
                          Ibbotson Fund     Ibbotson Fund         Funds              Funds             Funds             Funds
                           Sub-Account       Sub-Account     Sub-Account (c)    Sub-Account (c)   Sub-Account (f)   Sub-Account (f)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                              Growth          Income and                                                                Invesco
                               ETF              Growth                              Invesco           Invesco           UIF U.S.
                              Asset           ETF Asset          Invesco          LIT Growth       UIF High Yield    Mid Cap Value
                            Allocation        Allocation    LIT Government (d)  and Income (e)      Class I (g)       Class I (h)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            517  $              91 $               48 $            106  $          2,363  $               4
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
      Net investment
         income (loss)               517                 91                 48              106             2,363                  4
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    72,338              3,403              2,963           11,315             1,149                371
      Cost of
         investments
         sold                     58,757              3,161              2,962           11,995             1,208                323
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
      Realized gains
         (losses) on
         fund shares              13,581                242                  1             (680)              (59)                48
Realized gain
   distributions                       -                  -                  -                -                 -                  -
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
      Net realized
         gains (losses)           13,581                242                  1             (680)              (59)                48
Change in unrealized
   gains (losses)                   (743)               737              1,202           14,128               468                 65
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           12,838                979              1,203           13,448               409                113
                        ----------------  ----------------- ------------------ ----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $         13,355  $           1,070 $            1,251 $         13,554  $          2,772  $             117
                        ================  ================= ================== ================= ================  =================

(c)  Previously known as Van Kampen Life Investment Trust
(d)  Previously known as LIT Government
(e)  Previously known as LIT Growth and Income
(f)  Previously known as The Universal Institutional Funds, Inc.
(g)  Previously known as Van Kampen's UIF High Yield Class I
(h)  Previously known as Van Kampen's UIF U.S. Mid Cap Value Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Invesco
                             Invesco           Invesco            Invesco           Invesco            Funds          Janus Aspen
                              Funds             Funds              Funds             Funds           (Class II)          Series
                         Sub-Account (i)   Sub-Account (i)    Sub-Account (i)   Sub-Account (i)   Sub-Account (n)     Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                      Invesco
                                             Invesco V.I.                        Invesco V.I.       LIT Mid Cap
                           Invesco V.I.        Capital          Invesco V.I.        Mid Cap            Growth
                         Basic Value (j)   Appreciation (k)   Core Equity (l)   Core Equity (m)    (Class II) (o)       Balanced
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            334  $          1,052  $              104 $            403  $               - $             143
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
      Net investment
         income (loss)               334             1,052                 104              403                  -               143
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     4,903            15,781               2,324            6,851             10,490               782
      Cost of
         investments
         sold                      6,509            17,132               2,094            7,380              9,106               760
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
      Realized gains
         (losses) on
         fund shares              (1,606)           (1,351)                230             (529)             1,384                22
Realized gain
   distributions                       -                 -                   -                -                  -                 -
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
      Net realized
         gains (losses)           (1,606)           (1,351)                230             (529)             1,384                22
Change in unrealized
   gains (losses)                  5,545            20,910                 755            9,685             32,282               253
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments            3,939            19,559                 985            9,156             33,666               275
                        ----------------  ----------------  ------------------ ----------------  ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $          4,273  $         20,611  $            1,089 $          9,559  $          33,666 $             418
                        ================  ================  ================== ================  ================= =================

(i)  Previously known as AIM Variable Insurance Funds
(j)  Previously known as AIM V. I. Basic Value
(k)  Previously known as AIM V. I. Capital Appreciation
(l)  Previously known as AIM V. I. Core Equity
(m)  Previously known as AIM V. I. MidCap Core Equity
(n)  Previously known as Van Kampen Life Investment Trust (Class II)
(o)  Previously known as LIT Mid Cap Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                           Janus Aspen       Janus Aspen        Janus Aspen        Janus Aspen      Janus Aspen       Janus Aspen
                              Series            Series             Series            Series            Series            Series
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                     Global                               Mid
                                               Flexible            Forty              Life             Global             Cap
                            Enterprise           Bond            Portfolio        Sciences (p)       Technology          Value
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $               - $             44  $              114 $              2  $               - $               3
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
      Net investment
         income (loss)                  -               44                 114                2                  -                 3
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                          -              559               3,481              857                702               119
      Cost of
         investments
         sold                           -              549               3,169              830                613               115
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
      Realized gains
         (losses)
         on fund shares                 -               10                 312               27                 89                 4
Realized gain
   distributions                        -               24                   -               14                  -                 -
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
      Net realized
         gains (losses)                 -               34                 312               41                 89                 4
Change in unrealized
   gains (losses)                     380              (10)              1,923              (29)               458                51
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               380               24               2,235               12                547                55
                        ----------------- ----------------  ------------------ ----------------  ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $             380 $             68  $            2,349 $             14  $             547 $              58
                        ================= ================  ================== ================  ================= =================

(p)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                Janus Aspen         Janus Aspen      Janus Aspen      Janus Aspen
                           Janus Aspen       Janus Aspen          Series             Series            Series           Series
                              Series            Series       (Service Shares)   (Service Shares)  (Service Shares) (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account      Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                     Risk-Managed
                                               Research                              Mid Cap                             Core
                                                 Core            Balanced             Value           Overseas      (Service Shares)
                             Overseas       Portfolio (p)    (Service Shares)   (Service Shares)  (Service Shares)         (p)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              52 $              1  $            3,893 $             396 $             379 $              75
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
      Net investment
         income (loss)                 52                1               3,893               396               379                75
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        435               61              13,489             5,248            15,598             4,260
      Cost of
         investments
         sold                         346               58              13,033             5,167            14,830             4,201
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
      Realized
         gains (losses)
         on fund shares                89                3                 456                81               768                59
Realized gain
   distributions                        -                -                   -                 -                 -                 -
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
      Net realized
         gains (losses)                89                3                 456                81               768                59
Change in unrealized
   gains (losses)                   1,469               (1)              7,584            10,958            15,078               140
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             1,558                2               8,040            11,039            15,846               199
                        ----------------- ----------------  ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $           1,610 $              3  $           11,933 $          11,435 $          16,225 $             274
                        ================= ================  ================== ================= ================= =================

(p)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Legg Mason        Legg Mason
                                                                Legg Mason          Partners          Partners
                           Janus Aspen          Lazard           Partners           Variable          Variable        MFS Variable
                              Series          Retirement         Variable        Portfolios I,      Portfolios I,      Insurance
                         (Service Shares)    Series, Inc.   Portfolios I, Inc.        Inc.               Inc.              Trust
                           Sub-Account       Sub-Account       Sub-Account         Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                     Legg Mason
                                                                Legg Mason         Legg Mason      Western Assets
                                               Emerging        ClearBridge         ClearBridge        Variable
                            Worldwide          Markets           Variable           Variable           Global             MFS
                         (Service Shares)       Equity      Investors Class I     Value Class I   High Yield Bond     High Income
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             160 $             345 $             339  $          1,275  $          6,454  $           3,527
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
      Net investment
         income (loss)                160               345               339             1,275             6,454              3,527
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                      1,347             2,389               379             3,197             4,429              2,291
      Cost of
         investments
         sold                       1,319             2,136               445             3,469             4,456              2,272
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
      Realized gains
         (losses)on
         fund shares                   28               253               (66)             (272)              (27)                19
Realized gain
   distributions                        -                 -                 -                 -                 -                  -
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
      Net realized
         gains (losses)                28               253               (66)             (272)              (27)                19
Change in unrealized
   gains (losses)                   4,734             5,313               803            10,638             3,261              3,348
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             4,762             5,566               737            10,366             3,234              3,367
                        ----------------- ----------------- -----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS      $           4,922 $           5,911 $           1,076  $         11,641  $          9,688  $           6,894
                        ================= ================= =================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                           MFS Variable      MFS Variable       MFS Variable      MFS Variable      MFS Variable      MFS Variable
                            Insurance         Insurance          Insurance          Insurance        Insurance         Insurance
                              Trust             Trust              Trust              Trust            Trust             Trust
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                          MFS Investors
                              Growth        MFS Investors         MFS New          MFS Total
                              Stock             Trust            Discovery           Return        MFS Utilities       MFS Value
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              91 $              69 $                - $          1,286  $          1,410  $            572
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
      Net investment
         income (loss)                 91                69                  -            1,286             1,410               572
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                      1,907               573             14,186            2,139             5,865               374
      Cost of
         investments
         sold                       1,835               563             11,420            2,254             6,058               377
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
      Realized gains
         (losses) on
         fund shares                   72                10              2,766             (115)             (193)               (3)
Realized gain
   distributions                        -                 -                  -                -                 -                 -
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
      Net realized
         gains (losses)                72                10              2,766             (115)             (193)               (3)
Change in unrealized
   gains (losses)                   2,665               614             58,931            3,722             7,447             4,385
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             2,737               624             61,697            3,607             7,254             4,382
                        ----------------- ----------------- ------------------ ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $           2,828 $             693 $           61,697 $          4,893  $          8,664  $          4,954
                        ================= ================= ================== ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                           Oppenheimer       Oppenheimer        Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                             Variable          Variable           Variable         Variable           Variable          Variable
                          Account Funds     Account Funds      Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                  Oppenheimer
                                             Oppenheimer        Oppenheimer       Main Street       Oppenheimer       Oppenheimer
                           Oppenheimer           Core              Global          Small Cap       Small & MidCap      Strategic
                             Balanced            Bond          Securities IC        Growth            Fund (q)            Bond
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $               7 $              13 $                5 $           1,847 $              -  $              20
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net investment
         income (loss)                  7                13                  5             1,847                -                 20
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        290               567                252            26,342            5,910                135
      Cost of
         investments
         sold                         280               520                245            26,035            6,197                128
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Realized gains
         (losses)
         on fund shares                10                47                  7               307             (287)                 7
Realized gain
   distributions                        -                 -                  -                 -                -                  -
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized
         gains (losses)                10                47                  7               307             (287)                 7
Change in unrealized
   gains (losses)                     188                21                144            66,675           12,421                 45
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               198                68                151            66,982           12,134                 52
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             205 $              81 $              156 $          68,829 $         12,134  $              72
                        ================= ================= ================== ================= ================  =================

(q)  Previously known as Oppenheimer Mid Cap Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                             Oppenheimer
                                               Variable
                           Oppenheimer         Account                          PIMCO Advisors
                             Variable           Funds         Panorama Series      Variable        PIMCO Variable    PIMCO Variable
                          Account Funds          (SS)            Fund, Inc.     Insurance Trust   Insurance Trust   Insurance Trust
                           Sub-Account     Sub-Account (r)      Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                             Oppenheimer                            Premier
                                                Global          Oppenheimer        VIT NACM
                           Oppenheimer       Securities        International       Small Cap
                              Value          (SS) (s)              Growth         Class I (p)       Foreign Bond      Money Market
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              15 $           2,597 $            1,204 $             41  $             818 $              69
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
      Net investment
         income (loss)                 15             2,597              1,204               41                818                69
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        876            38,470              4,321           44,610              2,868            38,432
      Cost of
         investments
         sold                         800            37,175              3,645           51,029              2,841            38,432
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
      Realized gains
         (losses) on
         fund shares                   76             1,295                676           (6,419)                27                 -
Realized gain
   distributions                        -                 -                  -                -              1,332                 -
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
      Net realized
         gains (losses)                76             1,295                676           (6,419)             1,359                 -
Change in unrealized
   gains (losses)                     512            31,536             13,599           11,609              1,169                 -
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments               588            32,831             14,275            5,190              2,528                 -
                        ----------------- ----------------- ------------------ ----------------  ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             603 $          35,428 $           15,479 $          5,231  $           3,346 $              69
                        ================= ================= ================== ================  ================= =================

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(r)  Previously known as Oppenheimer Variable Account Funds (SC)
(s)  Previously known as Oppenheimer Global Securities (SC)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      T. Rowe Price
                          PIMCO Variable    PIMCO Variable    Putnam Variable    Putnam Variable       Rydex              Equity
                         Insurance Trust   Insurance Trust    Trust (Class IA)  Trust (Class IA)   Variable Trust      Series, Inc.
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account        Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                                       Rydex
                                                                                VT International    SGI VT U.S.       T. Rowe Price
                              PIMCO             PIMCO          VT High Yield       Value Fund        Long Short         Blue Chip
                           Real Return       Total Return        (Class IA)      (Class IA) (t)  Momentum Fund (u)        Growth
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             925 $           3,297 $            3,474 $           1,862 $              -  $               -
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net investment
         income (loss)                925             3,297              3,474             1,862                -                  -
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                      7,654             9,253              3,450             1,704            4,736              6,256
      Cost of
         investments
         sold                       7,134             8,750              3,433             1,606            4,754              5,840
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Realized gains
         (losses) on
         fund shares                  520               503                 17                98              (18)               416
Realized gain
   distributions                      607             4,325                  -                 -                -                  -
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized
         gains (losses)             1,127             4,828                 17                98              (18)               416
Change in unrealized
   gains (losses)                   2,816             2,133              3,002             3,702            2,845             15,238
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments             3,943             6,961              3,019             3,800            2,827             15,654
                        ----------------- ----------------- ------------------ ----------------- ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $           4,868 $          10,258 $            6,493 $           5,662 $          2,827  $          15,654
                        ================= ================= ================== ================= ================  =================

(t)  Previously known as VT International Growth and Income (Class IA)
(u)  Previously known as Rydex VT All-Cap Opportunity Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price          The                The               The               The          The Universal
                              Equity            Alger              Alger             Alger             Alger         Institutional
                           Series, Inc.       Portfolios         Portfolios       Portfolios         Portfolios       Funds, Inc.
                           Sub-Account     Sub-Account (v)    Sub-Account (v)   Sub-Account (v)   Sub-Account (v)     Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                   Alger             Alger             Alger         Morgan Stanley
                                                Alger             Capital          Large Cap           MidCap             UIF
                          T. Rowe Price        Balanced         Appreciation        Growth             Growth        Capital Growth
                          Equity Income       Class I-2          Class I-2         Class I-2         Class I-2        Class I (w)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          4,138  $              42 $              440 $             992 $              -  $              39
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
      Net investment
         income (loss)             4,138                 42                440               992                -                 39
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    11,575              1,235             12,798            13,933           17,417              3,986
      Cost of
         investments
         sold                     12,728              1,198             10,470            12,921           22,858              3,420
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
      Realized gains
         (losses) on
         fund shares              (1,153)                37              2,328             1,012           (5,441)               566
Realized gain
   distributions                       -                  -                  -                 -                -                  -
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized
         gains (losses)           (1,153)                37              2,328             1,012           (5,441)               566
Change in unrealized
   gains (losses)                 28,706                107             13,591            16,771           39,656              6,390
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
      Net realized and
         unrealized
         gains (losses)
         on investments           27,553                144             15,919            17,783           34,215              6,956
                        ----------------  ----------------- ------------------ ----------------- ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         31,691  $             186 $           16,359 $          18,775 $         34,215  $           6,995
                        ================  ================= ================== ================= ================  =================

(v)  Previously known as The Alger American Fund
(w)  Previously known as Van Kampen's UIF Capital Growth Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Van Eck           Van Eck           Van Eck
                          The Universal     The Universal        Worldwide         Worldwide         Worldwide
                          Institutional     Institutional        Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.           Trust             Trust             Trust
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- -----------------
                          Morgan Stanley    Morgan Stanley        Van Eck                             Van Eck
                           UIF Emerging        UIF U.S.          Worldwide          Van Eck          Worldwide
                          Markets Equity     Real Estate          Emerging         Worldwide       Multi-Manager
                           Class I (x)       Class I (y)          Markets         Hard Assets       Alternatives
                        ----------------- ----------------- ------------------ ----------------- -----------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              16 $          1,695  $              630 $             156 $               -
                        ----------------- ----------------  ------------------ ----------------- -----------------
      Net investment
         income (loss)                 16            1,695                 630               156                 -
                        ----------------- ----------------  ------------------ ----------------- -----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        357            9,382              23,092             9,122             2,594
      Cost of
         investments
         sold                         295           11,372              22,188             8,274             2,638
                        ----------------- ----------------  ------------------ ----------------- -----------------
      Realized gains
         (losses)
         on fund shares                62           (1,990)                904               848               (44)
Realized gain
   distributions                        -                -                   -                 -                 -
                        ----------------- ----------------  ------------------ ----------------- -----------------
   Net realized gains
      (losses)                         62           (1,990)                904               848               (44)
Change in unrealized
   gains (losses)                     569           21,157              24,202            12,956               627
                        ----------------- ----------------  ------------------ ----------------- -----------------
   Net realized and
      unrealized gains
      (losses) on
      investments                     631           19,167              25,106            13,804               583
                        ----------------- ----------------  ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             647 $         20,862  $           25,736 $          13,960 $             583
                        ================= ================  ================== ================= =================

(x)  Previously known as Van Kampen's UIF Emerging Markets Equity Class I
(y)  Previously known as Van Kampen's UIF U.S. Real Estate Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                              AllianceBernstein Fund               AllianceBernstein Fund               AllianceBernstein Fund
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                        VPS                                  VPS                                  VPS
                             Growth and Income Class A          International Growth Class A         International Value Class A
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)               $              -  $             30  $              88  $             17  $             92  $             13
Net realized gains
   (losses)                           12                 1                 16                 3                14                12
Change in unrealized
   gains (losses)                    297               118                581               213               (20)              209
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        309               149                685               233                86               234
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,050               839              3,909             1,381               569               729
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (12)                -                 (6)                -               (29)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (869)             (376)            (1,762)             (554)             (338)             (186)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      82               217              1,736               682             1,825                51
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,251               680              3,877             1,509             2,027               594
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,560               829              4,562             1,742             2,113               828
NET ASSETS AT BEGINNING
   OF PERIOD                       1,158               329              1,939               197             1,052               224
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          2,718  $          1,158  $           6,501  $          1,939  $          3,165  $          1,052
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         149                51                264                37               162                47
      Units issued                   198               113                594               246               329               123
      Units redeemed                 (38)              (15)               (74)              (19)              (25)               (8)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  309               149                784               264               466               162
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 AllianceBernstein
                              AllianceBernstein Fund               AllianceBernstein Fund               Fund
                                   Sub-Account                           Sub-Account                Sub-Account
                        ----------------------------------- ------------------------------------ -----------------
                                                                                                     VPS Wealth
                                        VPS                                 VPS                     Appreciation
                             Small Cap Growth Class A            Small/Mid Cap Value Class A      Strategy Class A
                        ----------------------------------- ------------------------------------ -----------------
                              2010              2009               2010               2009            2009 (z)
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $               1  $              -  $              -
Net realized gains
   (losses)                          266                53                 13                 2                32
Change in unrealized
   gains (losses)                  1,075               624                163                 7                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,341               677                177                 9                32
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,017             1,589                542                99                12
Benefit payments                       -                 -                  -                 -                 -
Payments on termination              (74)               (9)                 -                 -                 -
Loans - net                            -                 -                  -                 -                 -
Policy maintenance
   charge                           (928)             (396)              (319)              (45)              (29)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     170               859                498                11               (15)
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,185             2,043                721                65               (32)
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,526             2,720                898                74                 -
NET ASSETS AT BEGINNING
   OF PERIOD                       2,720                 -                 74                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          5,246  $          2,720  $             972  $             74  $              -
                        ================  ================  =================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         315                 -                  8                 -                 -
      Units issued                   225               366                 91                14                26
      Units redeemed                 (96)              (51)               (13)               (6)              (26)
                        ----------------  ----------------  -----------------  ----------------  ----------------
   Units outstanding at
      end of period                  444               315                 86                 8                 -
                        ================  ================  =================  ================  ================

(z)  For period beginning January 1, 2009, and ended September 25, 2009

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   DWS Investments                     DWS Investments
                              Variable Insurance Trust            Variable Insurance Trust             DWS Variable Series II
                                    Sub-Account                          Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                       DWS VIP
                                 Equity 500 Index A               DWS VIP Small Cap Index A              DWS VIP Balanced A
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,994  $          1,748  $             439  $            549  $          1,696  $          1,534
Net realized gains
   (losses)                         (169)           (1,308)              (121)             (153)                -            (2,108)
Change in unrealized
   gains (losses)                 13,524            16,095             11,927             7,438             4,450             9,981
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     15,349            16,535             12,245             7,834             6,146             9,407
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          20,287            21,664              8,243             9,212            11,500            14,589
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,864)           (1,190)              (274)             (835)             (811)             (772)
Loans - net                       (1,174)             (337)              (653)              (53)               (4)               (5)
Policy maintenance
   charge                        (10,448)          (10,277)            (4,158)           (4,344)           (7,680)           (8,481)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   2,899            16,627               (954)            5,684               228               195
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    9,700            26,487              2,204             9,664             3,233             5,526
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     25,049            43,022             14,449            17,498             9,379            14,933
NET ASSETS AT BEGINNING
   OF PERIOD                      97,145            54,123             44,937            27,439            52,124            37,191
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        122,194  $         97,145  $          59,386  $         44,937  $         61,503  $         52,124
                        ================  ================  =================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       6,397             4,502              2,432             1,879             4,703             4,142
      Units issued                   936             2,253                204               880               532             2,054
      Units redeemed                (318)             (358)               (93)             (327)             (246)           (1,493)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                7,015             6,397              2,543             2,432             4,989             4,703
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Fidelity
                                                                                                      Variable
                                 Fidelity Variable                   Fidelity Variable               Insurance
                              Insurance Products Fund             Insurance Products Fund          Products Fund
                                    Sub-Account                         Sub-Account                 Sub-Account
                        ----------------------------------- ------------------------------------ -----------------
                                                                                                       VIP
                                  VIP Asset Manager                    VIP Contrafund            Emerging Markets
                        ----------------------------------- ------------------------------------ -----------------
                               2010              2009              2010              2009             2010 (a)
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            895  $            963  $           6,612  $          5,607  $             12
Net realized gains
   (losses)                          124              (634)            (1,745)          (11,168)                6
Change in unrealized
   gains (losses)                  5,791             9,390             80,225           120,716               100
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      6,810             9,719             85,092           115,155               118
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          13,788            15,570            107,684           138,759               813
Benefit payments                       -                 -                  -                 -                 -
Payments on termination           (1,253)              454            (20,256)           (9,908)                -
Loans - net                         (250)                -             (1,049)             (815)                -
Policy maintenance
   charge                         (8,659)           (9,586)           (61,336)          (65,989)             (249)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      51                87             (4,789)           82,747               921
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    3,677             6,525             20,254           144,794             1,485
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     10,487            16,244            105,346           259,949             1,603
NET ASSETS AT BEGINNING
   OF PERIOD                      45,679            29,435            480,076           220,127                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         56,166  $         45,679  $         585,422  $        480,076   $         1,603
                        ================  ================  =================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,050             2,538             25,559            15,834                 -
      Units issued                   488               721              3,094            11,531               143
      Units redeemed                (256)             (209)            (1,660)           (1,806)               (2)
                        ----------------  ----------------  -----------------  ----------------  ----------------
   Units outstanding at
      end of period                3,282             3,050             26,993            25,559               141
                        ================  ================  =================  ================  ================

(a)  For period beginning April 30, 2010 and ended December 31, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                    Fidelity Variable                  Fidelity Variable
                              Insurance Products Fund              Insurance Products Fund            Insurance Products Fund
                                    Sub-Account                          Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                                                                 VIP
                                 VIP Equity-Income                        VIP Growth                      Growth & Income
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          6,715  $          5,973  $           1,063  $          1,236  $             48  $              7
Net realized gains
   (losses)                       (3,644)           (3,990)             1,081            (4,372)                5                 5
Change in unrealized
   gains (losses)                 47,857            68,115             80,125            73,563               696                43
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     50,928            70,098             82,269            70,427               749                55
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                         109,103           111,670            110,598           132,565             3,719               704
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (13,815)           (6,724)            (9,661)          (12,996)              (58)                -
Loans - net                       (6,459)           (1,452)            (9,310)           (1,503)                -                 -
Policy maintenance
   charge                        (53,535)          (53,462)           (60,655)          (64,655)           (1,340)             (308)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   7,381             2,232             (1,382)           (5,812)            3,803               303
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   42,675            52,264             29,590            47,599             6,124               699
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     93,603           122,362            111,859           118,026             6,873               754
NET ASSETS AT BEGINNING
   OF PERIOD                     305,016           182,654            319,935           201,909               754                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        398,619  $        305,016  $         431,794  $        319,935  $          7,627  $            754
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of period         22,083            17,161             29,387            23,592                97                 -
      Units issued                 4,641             5,695              4,571             8,051               777               109
      Units redeemed              (1,303)             (773)            (1,778)           (2,256)              (18)              (12)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               25,421            22,083             32,180            29,387               856                97
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Fidelity Variable                   Fidelity Variable                   Fidelity Variable
                              Insurance Products Fund             Insurance Products Fund             Insurance Products Fund
                                    Sub-Account                         Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                         VIP                                                                     VIP
                                    High Income                        VIP Index 500                  Index 500 Service Class
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            306  $             46  $           8,195  $          7,969  $            450  $            219
Net realized gains
   (losses)                           12                 4              6,546           (92,959)              369                63
Change in unrealized
   gains (losses)                    (53)                1             42,547           168,908             2,266             1,305
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        265                51             57,288            83,918             3,085             1,587
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           3,962               562            127,915           259,293            16,462             8,073
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (38)                -            (19,228)           (7,238)             (446)               (9)
Loans - net                            -                 -             (6,996)             (808)                -                 -
Policy maintenance
   charge                         (1,531)             (288)           (77,622)          (81,619)           (6,505)           (2,565)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     846               363             17,298          (291,362)            2,557             2,840
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract transaction            3,239               637             41,367          (121,734)           12,068             8,339
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      3,504               688             98,655           (37,816)           15,153             9,926
NET ASSETS AT BEGINNING
   OF PERIOD                         688                 -            347,587           385,403            11,343             1,417
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          4,192  $            688  $         446,242  $        347,587  $         26,496  $         11,343
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
Units outstanding at
   beginning of period                65                 -             28,131            39,491             1,376               217
   Units issued                      313                70              5,735            20,017             1,595             1,176
   Units redeemed                    (32)               (5)            (2,467)          (31,377)             (174)              (17)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Units outstanding at
   end of period                     346                65             31,399            28,131             2,797             1,376
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                  Fidelity Variable                   Fidelity Variable                   Fidelity Variable
                               Insurance Products Fund             Insurance Products Fund             Insurance Products Fund
                                     Sub-Account                         Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                            VIP
                             VIP Investment Grade Bond                    Mid Cap                          VIP Money Market
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          7,668  $         13,471  $              18  $              6  $            316  $            898
Net realized gains
   (losses)                        2,952             1,028                 28                11               124                 -
Change in unrealized
   gains (losses)                  3,642             8,648                898               101                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     14,262            23,147                944               118               440               898
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          70,543            69,879              4,291             1,060            67,437            53,602
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (8,114)           (6,356)               (60)                -            (4,638)           (9,834)
Loans - net                       (2,855)              (73)                 -                 -            (1,207)           (1,684)
Policy maintenance
   charge                        (34,682)          (37,663)            (2,116)             (465)          (31,702)          (35,583)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   8,273           (15,379)             1,492               350            36,570            13,791
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   33,165            10,408              3,607               945            66,460            20,292
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     47,427            33,555              4,551             1,063            66,900            21,190
NET ASSETS AT BEGINNING
   OF PERIOD                     171,799           138,244              1,163               100           132,799           111,609
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        219,226  $        171,799  $           5,714  $          1,163  $        199,699  $        132,799
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      12,757            11,847                131                16             9,352             7,777
      Units issued                 3,229             2,819                401               125             5,465             5,654
      Units redeemed                (809)           (1,909)               (33)              (10)             (629)           (4,079)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               15,177            12,757                499               131            14,188             9,352
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                  Fidelity Variable                   Fidelity Variable                   Fidelity Variable
                               Insurance Products Fund             Insurance Products Fund             Insurance Products Fund
                                     Sub-Account                         Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                            VIP                                  VIP
                                   VIP Overseas                         Real Estate                       Value Strategies
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          2,160  $          2,498  $              65  $             37  $             10  $              1
Net realized gains
   (losses)                       (1,016)           (1,998)               195                 6                16                 5
Change in unrealized
   gains (losses)                 18,791            27,829                500               456               275                20
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     19,935            28,329                760               499               301                26
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          51,796            58,426              2,211             1,225             1,198               146
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (5,043)           (6,381)              (390)                -                 -                 -
Loans - net                       (3,394)             (377)                 -                 -                 -                 -
Policy maintenance
   charge                        (27,468)          (30,278)              (963)             (324)             (620)              (97)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (285)           (2,314)             2,168               109             1,033               140
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   15,606            19,076              3,026             1,010             1,611               189
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     35,541            47,405              3,786             1,509             1,912               215
NET ASSETS AT BEGINNING
   OF PERIOD                     132,802            85,397              1,838               329               215                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        168,343  $        132,802  $           5,624  $          1,838  $          2,127  $            215
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       9,091             7,397                250                61                26                 -
      Units issued                 1,666             2,235                409               193               200                33
      Units redeemed                (570)             (541)               (73)               (4)              (20)               (7)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               10,187             9,091                586               250               206                26
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                       Franklin                           Franklin                             Franklin
                                Templeton Investments              Templeton Investments                Templeton Investments
                                     Sub-Account                        Sub-Account                           Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                      VIP Global                         VIP Global                            VIP High
                                   Asset Allocation                   Income Securities                   Income Securities
                        ----------------------------------- ------------------------------------ -----------------------------------
                             2010(b)            2009               2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             35  $              -  $              22  $             36  $            103  $              2
Net realized gains
   (losses)                           (4)                2                 45                 1                 3                 2
Change in unrealized
   gains (losses)                     (8)                8                166                23                90                 9
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                         23                10                233                60               196                13
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             371               254              2,474             1,023             2,140                93
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination                -                 -                (54)                -               (27)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (164)              (98)              (978)             (253)           (1,025)              (54)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (466)               70                177                51             1,344               398
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                     (259)              226              1,619               821             2,432               437
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                       (236)              236              1,852               881             2,628               450
NET ASSETS AT BEGINNING
   OF PERIOD                         236                 -              1,005               124               450                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $              -  $            236  $           2,857  $          1,005  $          3,078  $            450
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          25                 -                 83                12                42                 -
      Units issued                    50                37                183                85               244                46
      Units redeemed                 (75)              (12)               (59)              (14)              (35)               (4)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    -                25                207                83               251                42
                        ================  ================  =================  ================  ================  ================

(b)  For period beginning January 1, 2010, and ended April 23, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                        Franklin                          Franklin                        Franklin
                                 Templeton Investments             Templeton Investments           Templeton Investments
                                      Sub-Account                       Sub-Account                     Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                           VIP                       VIP Mutual Global                   VIP Mutual
                                   Income Securities           Discovery Securities Class 1          Shares Securities
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            124  $             34  $               4  $              -  $             21  $              7
Net realized gains
   (losses)                            3                 -                  -                 1                 8               (11)
Change in unrealized
   gains (losses)                     78               118                 29                 3               104                70
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        205               152                 33                 4               133                66
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           1,020               532                523               122               854               527
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (11)                -                 (2)                -                (3)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (479)             (147)              (244)              (64)             (422)             (172)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                     880                 -                 43                28               314                86
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,410               385                320                86               743               441
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,615               537                353                90               876               507
NET ASSETS AT BEGINNING
   OF PERIOD                         750               213                 90                 -               507                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          2,365  $            750  $             443  $             90  $          1,383  $            507
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          79                31                 10                 -                60                 -
      Units issued                   158                49                 34                11                96                62
      Units redeemed                 (16)               (1)                (1)               (1)               (9)               (2)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  221                79                 43                10               147                60
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                      Franklin                            Franklin                             Franklin
                               Templeton Investments               Templeton Investments                Templeton Investments
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                     VIP Small                         VIP Small-Mid                        VIP Strategic
                                Cap Value Securities               Cap Growth Securities                  Income Securities
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             53  $             22  $               -  $              -  $             40  $             16
Net realized gains
   (losses)                           45                66                103                17                15                 2
Change in unrealized
   gains (losses)                  1,629               342                804               312                49                48
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,727               430                907               329               104                66
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           5,213             1,503              2,854             1,458               981               262
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (29)                -                (16)                -               (54)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (2,220)             (594)            (1,544)             (538)             (406)             (111)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   3,021               701                395               636               533               187
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    5,985             1,610              1,689             1,556             1,054               338
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      7,712             2,040              2,596             1,885             1,158               404
NET ASSETS AT BEGINNING
   OF PERIOD                       2,588               548              1,885                 -               518               114
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         10,300  $          2,588  $           4,481  $          1,885  $          1,676  $            518
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         304                83                215                 -                47                13
      Units issued                   699               235                243               228               113                38
      Units redeemed                 (62)              (14)               (59)              (13)              (23)               (4)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  941               304                399               215               137                47
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                      Franklin
                               Templeton Investments                    Ibbotson Fund                       Ibbotson Fund
                                    Sub-Account                          Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                         VIP                          Aggressive Growth                     Balanced ETF
                                  U.S. Government                   ETF Asset Allocation                  Asset Allocation
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010               2009             2010               2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             39  $              4  $             134  $             91  $            246  $            217
Net realized gains
   (losses)                            4                 -                971                28             1,480               434
Change in unrealized
   gains (losses)                     12                 2              2,931             2,275             1,412             4,038
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                         55                 6              4,036             2,394             3,138             4,689
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,064               708             20,716            17,779            16,484            21,466
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (11)                -             (5,009)                -            (5,848)             (200)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (970)             (351)           (12,245)           (7,494)          (12,692)           (6,796)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     135               230              2,482             7,991             5,080             7,018
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,218               587              5,944            18,276             3,024            21,488
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      1,273               593              9,980            20,670             6,162            26,177
NET ASSETS AT BEGINNING
   OF PERIOD                         593                 -             22,155             1,485            27,280             1,103
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          1,866  $            593  $          32,135  $         22,155  $         33,442  $         27,280
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          55                 -              2,385               227             2,973               144
      Units issued                   133                65              1,704             2,214             1,574             3,415
      Units redeemed                 (25)              (10)            (1,029)              (56)           (1,288)             (586)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  163                55              3,060             2,385             3,259             2,973
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Ibbotson Fund                        Ibbotson Fund                      Ibbotson Fund
                                    Sub-Account                          Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                  Conservative ETF                       Growth ETF                      Income and Growth
                                  Asset Allocation                    Asset Allocation                  ETF Asset Allocation
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            181  $             29  $             517  $            694  $             91  $             65
Net realized gains
   (losses)                          130                53             13,581             1,330               242                21
Change in unrealized
   gains (losses)                    329               109               (743)           15,824               737               462
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        640               191             13,355            17,848             1,070               548
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          11,379             3,256             35,978            74,720            14,496             7,489
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (182)                -            (56,415)                -            (2,331)             (254)
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (4,829)           (1,577)           (31,352)          (22,977)           (7,496)           (4,029)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                   2,591             2,311              3,495            21,055               134             1,427
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    8,959             3,990            (48,294)           72,798             4,803             4,633
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      9,599             4,181            (34,939)           90,646             5,873             5,181
NET ASSETS AT BEGINNING
   OF PERIOD                       5,018               837            109,940            19,294             6,739             1,558
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         14,617  $          5,018  $          75,001  $        109,940  $         12,612  $          6,739
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         496                90             12,089             2,767               697               183
      Units issued                 1,148               584              2,594            11,531               830               605
      Units redeemed                (310)             (178)            (7,724)           (2,209)             (331)              (91)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                1,334               496              6,959            12,089             1,196               697
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Invesco Funds                        Invesco Funds                      Invesco Funds
                                  Sub-Account (c)                      Sub-Account (c)                    Sub-Account (f)
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                           Invesco                             Invesco
                             Invesco LIT Government (d)           LIT Growth and Income (e)          UIF High Yield Class I (g)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             48  $          1,436  $             106  $          3,430  $          2,363  $          1,449
Net realized gains
   (losses)                            1               (84)              (680)           (1,872)              (59)             (231)
Change in unrealized
   gains (losses)                  1,202              (873)            14,128            18,778               468             4,761
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,251               479             13,554            20,336             2,772             5,979
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          10,602            11,862             31,618            34,230             5,037             5,618
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,499)             (922)            (6,599)           (4,629)             (433)             (227)
Loans - net                         (362)             (632)            (2,904)             (187)              (33)              (32)
Policy maintenance
   charge                         (7,763)           (8,636)           (16,012)          (17,670)           (3,039)           (3,227)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   1,897             1,767                843            (1,113)              401               304
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    2,875             3,439              6,946            10,631             1,933             2,436
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      4,126             3,918             20,500            30,967             4,705             8,415
NET ASSETS AT BEGINNING
   OF PERIOD                      23,526            19,608            102,862            71,895            21,668            13,253
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         27,652  $         23,526  $         123,362  $        102,862  $         26,373  $         21,668
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       1,918             1,613              6,027             5,202             1,307             1,136
      Units issued                   460             1,536              1,134             1,283               177               247
      Units redeemed                (233)           (1,231)              (657)             (458)              (65)              (76)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,145             1,918              6,504             6,027             1,419             1,307
                        ================  ================  =================  ================  ================  ================

(c)  Previously known as Van Kampen Life Investment Trust
(d)  Previously known as LIT Government
(e)  Previously known as LIT Growth and Income
(f)  Previously known as The Universal Institutional Funds, Inc.
(g)  Previously known as Van Kampen's UIF High Yield Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   Invesco Funds                        Invesco Funds                      Invesco Funds
                                  Sub-Account (f)                      Sub-Account (i)                    Sub-Account (i)
                        ----------------------------------- ------------------------------------ -----------------------------------
                                  Invesco UIF U.S.                                                          Invesco V.I.
                             Mid Cap Value Class I (h)          Invesco V.I. Basic Value (j)          Capital Appreciation (k)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              4  $              2  $             334  $            737  $          1,052  $            701
Net realized gains
   (losses)                           48                27             (1,606)           (2,205)           (1,351)           (2,529)
Change in unrealized
   gains (losses)                     65                58              5,545            17,710            20,910            23,457
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        117                87              4,273            16,242            20,611            21,629
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             778               270             16,303            18,880            40,759            45,205
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (92)               (9)            (1,798)           (1,057)           (8,941)           (4,833)
Loans - net                            -                 -               (662)             (342)           (2,595)               (2)
Policy maintenance
   charge                           (368)             (164)           (10,500)          (11,161)          (21,235)          (21,681)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      51               112                255               546              (693)           13,640
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                      369               209              3,598             6,866             7,295            32,329
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        486               296              7,871            23,108            27,906            53,958
NET ASSETS AT BEGINNING
   OF PERIOD                         296                 -             51,629            28,521           129,396            75,438
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $            782  $            296  $          59,500  $         51,629  $        157,302  $        129,396
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          35                 -              5,453             4,458            13,146             9,279
      Units issued                    81                52                920             1,406             2,306             4,796
      Units redeemed                 (40)              (17)              (519)             (411)           (1,614)             (929)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   76                35              5,854             5,453            13,838            13,146
                        ================  ================  =================  ================  ================  ================

(f)  Previously known as The Universal Institutional Funds, Inc.
(h)  Previously known as Van Kampen's UIF U.S. Mid Cap Value Class I
(i)  Previously known as AIM Variable Insurance Funds
(j)  Previously known as AIM V. I. Basic Value
(k)  Previously known as AIM V. I. Capital Appreciation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Invesco
                                    Invesco Funds                       Invesco Funds                     Funds (Class II)
                                   Sub-Account (i)                     Sub-Account (i)                     Sub-Account (n)
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                        Invesco V.I.                     Invesco LIT Mid Cap
                            Invesco V.I. Core Equity (l)           Mid Cap Core Equity (m)              Growth (Class II) (o)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009             2010               2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            104  $            156  $             403  $            784  $              -  $              -
Net realized gains
   (losses)                          230                (3)              (529)               18             1,384              (952)
Change in unrealized
   gains (losses)                    755             1,938              9,685            12,622            32,282            32,679
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      1,089             2,091              9,559            13,424            33,666            31,727
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           4,359             4,858             16,119            20,736            11,840            13,267
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (997)             (551)            (1,438)           (1,819)           (1,338)           (1,838)
Loans - net                         (551)                -               (632)                -            (1,211)                -
Policy maintenance
   charge                         (2,052)           (2,431)           (10,375)          (11,596)           (7,010)           (7,608)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     664              (836)            (1,960)            8,957            (4,869)           68,627
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract transactions           1,423             1,040              1,714            16,278            (2,588)           72,448
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,512             3,131             11,273            29,702            31,078           104,175
NET ASSETS AT BEGINNING
   OF PERIOD                       9,179             6,048             67,301            37,599           125,574            21,399
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         11,691  $          9,179  $          78,574  $         67,301  $        156,652  $        125,574
                        ================  ================  =================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         868               734              5,041             3,667             9,793             2,610
      Units issued                   356               272                624             1,624               579             7,523
      Units redeemed                (215)             (138)              (507)             (250)             (773)             (340)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                1,009               868              5,158             5,041             9,599             9,793
                        ================  ================  =================  ================  ================  ================

(i)  Previously known as AIM Variable Insurance Funds
(l)  Previously known as AIM V. I. Core Equity
(m)  Previously known as AIM V. I. MidCap Core Equity
(n)  Previously known as Van Kampen Life Investment Trust (Class II)
(o)  Previously known as LIT Mid Cap Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------

                                                                Janus Aspen
                                  Janus Aspen Series              Series                 Janus Aspen Series
                                      Sub-Account               Sub-Account                 Sub-Account
                        ----------------------------------- ------------------ -----------------------------------
                                       Balanced                 Enterprise                Flexible Bond
                        ----------------------------------- ------------------ -----------------------------------
                               2010             2009              2010               2010              2009
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            143  $             20  $               -  $             44  $             11
Net realized gains
   (losses)                           22                20                  -                34                 -
Change in unrealized
   gains (losses)                    253                71                380               (10)               (2)
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        418               111                380                68                 9
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           7,296             1,863                518             1,692               782
Benefit payments                       -                 -                  -                 -                 -
Payments on termination              (43)               (8)                 -                 -                 -
Loans - net                            -                 -                  -                 -                 -
Policy maintenance
   charge                         (3,331)             (754)              (113)             (735)             (155)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                     941               530              3,036              (189)              119
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    4,863             1,631              3,441               768               746
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      5,281             1,742              3,821               836               755
NET ASSETS AT BEGINNING
   OF PERIOD                       1,742                 -                  -               755                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          7,023  $          1,742  $           3,821  $          1,591  $            755
                        ================  ================  =================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         166                 -                  -                65                 -
      Units issued                   524               199                377               108                67
      Units redeemed                 (72)              (33)                 -               (47)               (2)
                        ----------------  ----------------  -----------------  ----------------  ----------------
   Units outstanding at
      end of period                  618               166                377               126                65
                        ================  ================  =================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                  Janus Aspen Series                 Janus Aspen Series                   Janus Aspen Series
                                      Sub-Account                        Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                           Global
                                    Forty Portfolio                    Life Sciences                       Global Technology
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009             2010 (p)           2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            114  $              8  $               2  $              -  $              -  $              -
Net realized gains
   (losses)                          312              (236)                41                 1                89                19
Change in unrealized
   gains (losses)                  1,923             8,195                (29)               30               458               188
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets
   from operations                 2,349             7,967                 14                31               547               207
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          13,413            14,341                400               510             1,772               738
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,918)             (404)                 -                 -              (324)                -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                         (6,671)           (7,323)              (209)             (169)             (933)             (352)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     326              (488)              (752)              175             1,500               434
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    5,150             6,126               (561)              516             2,015               820
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      7,499            14,093               (547)              547             2,562             1,027
NET ASSETS AT BEGINNING
   OF PERIOD                      27,917            13,824                547                 -             1,027                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         35,416  $         27,917  $               -  $            547  $          3,589  $          1,027
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       1,764             1,274                 58                 -               109                 -
      Units issued                   559               686                 31                65               269               121
      Units redeemed                (220)             (196)               (89)               (7)              (72)              (12)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,103             1,764                  -                58               306               109
                        ================  ================  =================  ================  ================  ================

(p)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Janus Aspen Series                  Janus Aspen Series                   Janus Aspen Series
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                        Mid                                                                    Research
                                     Cap Value                            Overseas                          Core Portfolio
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009            2010 (p)            2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              3  $              -  $              52  $             11  $              1  $              -
Net realized gains
   (losses)                            4                 5                 89                89                 3                 1
Change in unrealized
   gains (losses)                     51                 5              1,469               815                (1)                1
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                         58                10              1,610               915                 3                 2
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             592               122              6,523             2,481                37                29
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (72)               (9)                (1)                -                 -                 -
Loans - net                            -                 -                  -                 -                 -                 -
Policy maintenance
   charge                           (255)              (69)            (2,415)             (890)              (19)              (13)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      91                49              3,172               560               (44)                5
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                      356                93              7,279             2,151               (26)               21
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        414               103              8,889             3,066               (23)               23
NET ASSETS AT BEGINNING
   OF PERIOD                         103                 -              3,290               224                23                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $            517  $            103  $          12,179  $          3,290  $              -  $             23
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          11                 -                391                48                 3                 -
      Units issued                    48                19                809               366                 4                 6
      Units redeemed                 (12)               (8)               (44)              (23)               (7)               (3)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   47                11              1,156               391                 -                 3
                        ================  ================  =================  ================  ================  ================

(p)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Janus Aspen                        Janus Aspen                           Janus Aspen
                              Series (Service Shares)             Series (Service Shares)              Series (Service Shares)
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                          Mid Cap
                             Balanced (Service Shares)            Value (Service Shares)              Overseas (Service Shares)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          3,893  $          3,365  $             396  $            192  $            379  $            198
Net realized gains
   (losses)                          456             3,295                 81              (410)              768              (120)
Change in unrealized
   gains (losses)                  7,584            21,096             10,958            15,717            15,078            25,762
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     11,933            27,756             11,435            15,499            16,225            25,840
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          44,489            56,779             21,647            27,091            22,196            25,882
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (6,181)           (5,427)            (1,608)           (1,856)           (6,580)           (2,631)
Loans - net                       (1,828)           (2,013)              (257)             (397)           (7,052)              (86)
Policy maintenance
   charge                        (25,776)          (31,234)           (12,131)          (14,950)          (13,785)          (13,860)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                  (2,801)           (1,785)            (1,162)            4,899             3,482             3,520
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    7,903            16,320              6,489            14,787            (1,739)           12,825
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     19,836            44,076             17,924            30,286            14,486            38,665
NET ASSETS AT BEGINNING
   OF PERIOD                     144,191           100,115             68,666            38,380            64,464            25,799
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        164,027  $        144,191  $          86,590  $         68,666  $         78,950  $         64,464
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       8,258             7,200              4,618             3,431             7,648             5,481
      Units issued                 1,197             1,788                766             1,778             1,542             2,819
      Units redeemed                (767)             (730)              (335)             (591)           (1,698)             (652)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                8,688             8,258              5,049             4,618             7,492             7,648
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                               Janus Aspen
                                    Janus Aspen                   Series                   Janus Aspen
                              Series (Service Shares)        (Service Shares)        Series (Service Shares)
                                    Sub-Account                Sub-Account                 Sub-Account
                        ----------------------------------- ------------------ -----------------------------------
                                                                  Small
                                    Risk-Managed              Company Value
                               Core (Service Shares)         (Service Shares)      Worldwide (Service Shares)
                        ----------------------------------- ------------------ -----------------------------------
                              2010(p)           2009             2009(aa)              2010              2009
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             75  $             32  $               -  $            160  $            291
Net realized gains
   (losses)                           59              (188)           (14,008)               28              (558)
Change in unrealized
   gains (losses)                    140               850             12,658             4,734             7,526
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        274               694             (1,350)            4,922             7,259
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             806             1,888              6,195             7,662             8,309
Benefit payments                       -                 -                  -                 -                 -
Payments on termination                -               (49)                 -              (870)           (2,305)
Loans - net                            -                 -                  -               (62)              (83)
Policy maintenance
   charge                           (277)             (931)            (2,721)           (3,283)           (3,752)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (4,123)             (186)           (27,174)              (83)            3,952
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   (3,594)              722            (23,700)            3,364             6,121
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     (3,320)            1,416            (25,050)            8,286            13,380
NET ASSETS AT BEGINNING
   OF PERIOD                       3,320             1,904             25,050            29,839            16,459
                        ----------------  ----------------  -----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $              -  $          3,320  $               -  $         38,125  $         29,839
                        ================  ================  =================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         284               200              3,085             2,055             1,557
      Units issued                    56               154                557               308               763
      Units redeemed                (340)              (70)            (3,642)              (90)             (265)
                        ----------------  ----------------  -----------------  ----------------  ----------------
   Units outstanding at
      end of period                    -               284                  -             2,273             2,055
                        ================  ================  =================  ================  ================

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(aa) For the period beginning January 1, 2009, and ended April 30, 2009

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                       Lazard                        Legg Mason Partners                 Legg Mason Partners
                              Retirement Series, Inc.            Variable Portfolios I, Inc.         Variable Portfolios I, Inc.
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                      Emerging                     Legg Mason ClearBridge               Legg Mason ClearBridge
                                   Markets Equity                Variable Investors Class I             Variable Value Class I
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            345  $            597  $             339  $            156  $          1,275  $            724
Net realized gains
   (losses)                          253              (244)               (66)             (219)             (272)           (1,158)
Change in unrealized
   gains (losses)                  5,313             9,788                803             1,988            10,638            14,349
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      5,911            10,141              1,076             1,925            11,641            13,915
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           3,878             4,687              3,204             3,416            18,541            19,011
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,322)             (908)                 -               (72)             (996)           (2,182)
Loans - net                           (4)               (3)               116                (2)             (158)              (25)
Policy maintenance
   charge                         (2,234)           (2,858)            (1,399)           (1,372)          (10,443)          (11,217)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    (365)            3,212               (260)             (242)              621             1,707
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                      (47)            4,130              1,661             1,728             7,565             7,294
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      5,864            14,271              2,737             3,653            19,206            21,209
NET ASSETS AT BEGINNING
   OF PERIOD                      25,925            11,654             10,001             6,348            62,661            41,452
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         31,789  $         25,925  $          12,738  $         10,001  $         81,867  $         62,661
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         577               441                863               682             7,958             6,810
      Units issued                    49               408                175               230             1,341             1,601
      Units redeemed                 (50)             (272)               (33)              (49)             (383)             (453)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  576               577              1,005               863             8,916             7,958
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                 Legg Mason Partners                     MFS Variable                       MFS Variable
                             Variable Portfolios I, Inc.               Insurance Trust                    Insurance Trust
                                     Sub-Account                         Sub-Account                        Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                              Legg Mason Western Assets
                                       Variable                                                             MFS Investors
                                Global High Yield Bond                 MFS High Income                      Growth Stock
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          6,454  $          5,533  $           3,527  $          2,605  $             91  $            103
Net realized gains
   (losses)                          (27)           (1,177)                19              (598)               72              (260)
Change in unrealized
   gains (losses)                  3,261            16,335              3,348            10,552             2,665             5,466
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      9,688            20,691              6,894            12,559             2,828             5,309
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          18,314            19,807             19,377            20,301             8,565             9,221
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,138)           (1,453)              (673)           (1,373)             (884)           (1,339)
Loans - net                         (955)             (466)              (214)                -              (201)                -
Policy maintenance
   charge                        (12,244)          (12,248)           (11,531)          (11,681)           (4,315)           (4,862)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                   1,106             1,643               (124)             (347)              141               (18)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    5,083             7,283              6,835             6,900             3,306             3,002
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     14,771            27,974             13,729            19,459             6,134             8,311
NET ASSETS AT BEGINNING
   OF PERIOD                      62,317            34,343             43,765            24,306            19,417            11,106
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         77,088  $         62,317  $          57,494  $         43,765  $         25,551  $         19,417
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       4,566             3,914              3,378             2,731             1,601             1,278
      Units issued                   650             1,024                657               904               429               524
      Units redeemed                (301)             (372)              (167)             (257)             (156)             (201)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                4,915             4,566              3,868             3,378             1,874             1,601
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    MFS Variable                        MFS Variable                        MFS Variable
                                  Insurance Trust                     Insurance Trust                     Insurance Trust
                                    Sub-Account                         Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                  MFS Investors Trust                  MFS New Discovery                    MFS Total Return
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010               2009             2010               2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             69  $             67  $               -  $              -  $          1,286  $          1,052
Net realized gains
   (losses)                           10              (379)             2,766              (607)             (115)             (448)
Change in unrealized
   gains (losses)                    614             1,418             58,931            54,834             3,722             5,536
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        693             1,106             61,697            54,227             4,893             6,140
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,509             2,274             23,586            24,859            19,218            19,932
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination              (27)             (183)            (1,304)           (2,817)             (503)               82
Loans - net                            -                 -               (216)               (3)               (7)               (7)
Policy maintenance
   charge                         (1,127)           (1,524)           (13,512)          (14,135)           (9,553)          (10,586)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     (11)               33            (12,012)           66,737               791               554
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,344               600             (3,458)           74,641             9,946             9,975
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,037             1,706             58,239           128,868            14,839            16,115
NET ASSETS AT BEGINNING
   OF PERIOD                       5,104             3,398            173,463            44,595            43,684            27,569
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          7,141  $          5,104  $         231,702  $        173,463  $         58,523  $         43,684
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         415               351              8,000             3,356             2,526             1,882
      Units issued                   154               198                449             5,003               674               779
      Units redeemed                 (46)             (134)              (611)             (359)             (122)             (135)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  523               415              7,838             8,000             3,078             2,526
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    MFS Variable                        MFS Variable                          Oppenheimer
                                  Insurance Trust                     Insurance Trust                   Variable Account Funds
                                    Sub-Account                         Sub-Account                          Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                    MFS Utilities                         MFS Value                      Oppenheimer Balanced
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009               2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,410  $          1,540  $             572  $            334  $              7  $              -
Net realized gains
   (losses)                         (193)             (618)                (3)              (54)               10                 3
Change in unrealized
   gains (losses)                  7,447             8,923              4,385             6,084               188                18
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      8,664             9,845              4,954             6,364               205                21
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          10,323            10,569             15,788            16,104             2,849               611
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (1,995)           (1,004)               (21)                -               (43)                -
Loans - net                       (1,829)              (16)                 -                 -                 -                 -
Policy maintenance
   charge                         (6,103)           (5,325)            (7,443)           (7,408)           (1,709)             (378)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  19,204               120                 70               119             1,395               135
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   19,600             4,344              8,394             8,815             2,492               368
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     28,264            14,189             13,348            15,179             2,697               389
NET ASSETS AT BEGINNING
   OF PERIOD                      41,033            26,844             35,827            20,648               389                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         69,297  $         41,033  $          49,175  $         35,827  $          3,086  $            389
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       1,386             1,208              2,749             1,944                55                 -
      Units issued                   869               260                662               832               369                61
      Units redeemed                (198)              (82)               (28)              (27)              (39)               (6)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                2,057             1,386              3,383             2,749               385                55
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Oppenheimer                         Oppenheimer                          Oppenheimer
                               Variable Account Funds              Variable Account Funds               Variable Account Funds
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                     Oppenheimer                        Oppenheimer                    Oppenheimer Main Street
                                     Core Bond                     Global Securities IC                    Small Cap Growth
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009             2010               2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             13  $              -  $               5  $              -  $          1,847  $          1,913
Net realized gains
   (losses)                           47                 4                  7                17               307            (6,380)
Change in unrealized
   gains (losses)                     21                23                144                13            66,675            80,934
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                         81                27                156                30            68,829            76,467
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                             645               161              1,614               301            88,683            99,398
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (426)                -                (82)               (9)          (18,085)          (12,883)
Loans - net                            -                 -                  -                 -            (9,504)             (775)
Policy maintenance
   charge                           (409)             (186)              (659)             (213)          (45,916)          (50,431)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      95               646                161               102             3,001            (9,444)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                      (95)              621              1,034               181            18,179            25,865
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                        (14)              648              1,190               211            87,008           102,332
NET ASSETS AT BEGINNING
   OF PERIOD                         648                 -                211                 -           284,033           181,701
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $            634  $            648  $           1,401  $            211  $        371,041  $        284,033
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          97                 -                 24                 -            14,603            12,788
      Units issued                    65               119                143                50             2,347             3,401
      Units redeemed                 (77)              (22)               (28)              (26)           (1,233)           (1,586)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   85                97                139                24            15,717            14,603
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Oppenheimer                         Oppenheimer                          Oppenheimer
                               Variable Account Funds              Variable Account Funds               Variable Account Funds
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                     Oppenheimer                        Oppenheimer
                              Small & MidCap Fund (q)                 Strategic Bond                       Oppenheimer Value
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $              -  $              -  $              20  $              -  $             15  $              2
Net realized gains
   (losses)                         (287)           (1,192)                 7                 3                76                14
Change in unrealized
   gains (losses)                 12,421            10,511                 45                14               512               161
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     12,134             9,319                 72                17               603               177
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          20,009            22,732                697                49             3,024               589
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (4,197)           (2,565)               (13)                -               (52)                -
Loans - net                       (1,082)                -                  -                 -                 -                 -
Policy maintenance
   charge                        (10,120)          (10,481)              (316)              (57)           (1,291)             (254)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                     410               833                128               194             1,567               100
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    5,020            10,519                496               186             3,248               435
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     17,154            19,838                568               203             3,851               612
NET ASSETS AT BEGINNING
   OF PERIOD                      40,984            21,146                203                 -               612                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         58,138  $         40,984  $             771  $            203  $          4,463  $            612
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       4,676             3,200                 20                 -                65                 -
      Units issued                 1,178             1,847                 60                25               419                70
      Units redeemed                (650)             (370)               (13)               (5)              (87)               (5)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                5,204             4,677                 67                20               397                65
                        ================  ================  =================  ================  ================  ================

(q)  Previously known as Oppenheimer MidCap Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Oppenheimer                                                   PIMCO Advisors
                                  Variable Account                                                    Variable
                                     Funds (SS)                  Panorama Series Fund, Inc.       Insurance Trust
                                  Sub-Account (r)                        Sub-Account                Sub-Account
                        ----------------------------------- ------------------------------------ -----------------
                                     Oppenheimer                         Oppenheimer
                             Global Securities (SS) (s)             International Growth          OpCap Balanced
                        ----------------------------------- ------------------------------------ -----------------
                               2010             2009               2010              2009             2009 (ab)
                        ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          2,597  $          2,629  $           1,204  $            536  $            311
Net realized gains
   (losses)                        1,295              (809)               676               (94)           (4,576)
Change in unrealized
   gains (losses)                 31,536            52,949             13,599            22,990             4,078
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     35,428            54,769             15,479            23,432              (187)
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          88,014            99,529             16,631            16,633               627
Benefit payments                       -                 -                  -                 -                 -
Payments on termination          (22,958)           (4,364)            (2,026)           (1,954)              (83)
Loans - net                       (2,066)             (405)               147              (700)                -
Policy maintenance
   charge                        (45,932)          (50,932)            (8,182)           (8,169)             (406)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                 (13,773)           (3,732)             3,098            37,528            (6,310)
                        ----------------  ----------------  -----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    3,285            40,096              9,668            43,338            (6,172)
                        ----------------  ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     38,713            94,865             25,147            66,770            (6,359)
NET ASSETS AT BEGINNING
   OF PERIOD                     208,314           113,449             95,875            29,105             6,359
                        ----------------  ----------------  -----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        247,027  $        208,314  $         121,022  $         95,875  $              -
                        ================  ================  =================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      15,031            11,408              3,880             1,510               779
      Units issued                 2,947             5,285                843             2,941                44
      Units redeemed              (2,572)           (1,662)              (174)             (571)             (823)
                        ----------------  ----------------  -----------------  ----------------  ----------------
   Units outstanding at
      end of period               15,406            15,031              4,549             3,880                 -
                        ================  ================  =================  ================  ================

(r)  Previously known as Oppenheimer Variable Account Funds (SC)
(s)  Previously known as Oppenheimer Global Securities (SC)
(ab) For period beginning January 1, 2009, and ended April 24, 2009

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                   PIMCO Advisors
                              Variable Insurance Trust         PIMCO Variable Insurance Trust       PIMCO Variable Insurance Trust
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                       Premier
                               VIT NACM Small Cap Class I               Foreign Bond                    Money Market
                        ----------------------------------- ------------------------------------ -----------------------------------
                             2010 (p)            2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             41  $             15  $             818  $          1,271  $             69  $            168
Net realized gains
   (losses)                       (6,419)           (7,088)             1,359             4,480                 -                 -
Change in unrealized
   gains (losses)                 11,609            12,114              1,169                93                 -                 -
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      5,231             5,041              3,346             5,844                69               168
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           3,576            10,514             14,483            15,000            42,974            48,489
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (160)           (1,098)            (1,581)           (1,677)          (31,831)           (3,737)
Loans - net                          116              (179)              (180)             (118)           (2,395)             (171)
Policy maintenance
   charge                         (1,419)           (4,920)            (8,225)           (8,788)          (21,016)          (28,023)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                 (43,566)            1,178              2,358                15            (2,098)          (18,731)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                  (41,453)            5,495              6,855             4,432           (14,366)           (2,173)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                    (36,222)           10,536             10,201            10,276           (14,297)           (2,005)
NET ASSETS AT BEGINNING
   OF PERIOD                      36,222            25,686             38,263            27,987           154,044           156,049
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $              -  $         36,222  $          48,464  $         38,263  $        139,747  $        154,044
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       3,522             2,887              2,647             2,239            13,154            13,340
      Units issued                   283             1,829                632             1,229             2,055             2,479
      Units redeemed              (3,805)           (1,194)              (188)             (821)           (3,281)           (2,665)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    -             3,522              3,091             2,647            11,928            13,154
                        ================  ================  =================  ================  ================  ================

(p)  For period beginning January 1, 2010, and ended April 30, 2010

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                           PIMCO Variable Insurance Trust      PIMCO Variable Insurance Trust      Putnam Variable Trust (Class IA)
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                 PIMCO Real Return                   PIMCO Total Return                VT High Yield (Class IA)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            925  $          1,979  $           3,297  $          7,347  $          3,474  $          4,286
Net realized gains
   (losses)                        1,127             2,233              4,828             6,854                17            (3,163)
Change in unrealized
   gains (losses)                  2,816             6,662              2,133             4,681             3,002            13,679
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      4,868            10,874             10,258            18,882             6,493            14,802
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          24,754            24,913             37,111            40,016            10,634            15,467
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (3,955)             (474)            (4,454)           (7,932)           (2,459)           (3,445)
Loans - net                         (134)                -               (641)           (1,273)               (7)               (6)
Policy maintenance
   charge                        (14,052)          (15,439)           (20,229)          (26,413)           (4,816)           (5,260)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   4,452           (15,970)             2,900           (27,304)              (93)           (7,890)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   11,065            (6,970)            14,687           (22,906)            3,259            (1,134)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     15,933             3,904             24,945            (4,024)            9,752            13,668
NET ASSETS AT BEGINNING
   OF PERIOD                      55,103            51,199            123,171           127,195            43,006            29,338
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         71,036  $         55,103  $         148,116  $        123,171  $         52,758  $         43,006
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       4,059             4,466              7,591             8,942             2,386             2,446
      Units issued                 1,308             2,819              1,406             2,096               351               771
      Units redeemed                (527)           (3,226)              (553)           (3,447)             (181)             (831)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                4,840             4,059              8,444             7,591             2,556             2,386
                        ================  ================  =================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            T. Rowe Price
                          Putnam Variable Trust (Class IA)          Rydex Variable Trust                 Equity Series, Inc.
                                    Sub-Account                          Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                  VT International                    Rydex SGI VT U.S.                      T. Rowe Price
                             Value Fund (Class IA) (t)          Long Short Momentum Fund (u)               Blue Chip Growth
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          1,862  $              -  $               -  $             22  $              -  $              -
Net realized gains
   (losses)                           98            (2,713)               (18)           (1,530)              416              (312)
Change in unrealized
   gains (losses)                  3,702            13,208              2,845             7,287            15,238            24,133
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                      5,662            10,495              2,827             5,779            15,654            23,821
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           4,695             5,904              7,495             8,126            32,940            39,479
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination             (184)           (1,703)            (2,887)           (1,976)           (2,664)           (3,161)
Loans - net                          (61)                5               (908)           (3,124)             (532)             (315)
Policy maintenance
   charge                         (2,476)           (2,742)            (3,300)           (4,077)          (17,978)          (19,068)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   5,430            33,370                 20            (1,338)              (71)             (170)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    7,404            34,834                420            (2,389)           11,695            16,765
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     13,066            45,329              3,247             3,390            27,349            40,586
NET ASSETS AT BEGINNING
   OF PERIOD                      55,202             9,873             25,851            22,461            85,727            45,141
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         68,268  $         55,202  $          29,098  $         25,851  $        113,076  $         85,727
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       2,831               640              1,456             1,610             7,340             5,496
      Units issued                   517             2,683                286               348             1,502             2,323
      Units redeemed                 (88)             (492)              (268)             (502)             (524)             (479)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                3,260             2,831              1,474             1,456             8,318             7,340
                        ================  ================  =================  ================  ================  ================

(t)  Previously known as VT International Growth and Income (Class IA)
(u)  Previously known as Rydex VT All-Cap Opportunity Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    T. Rowe Price                            The                                 The
                                Equity Series, Inc.                   Alger Portfolios                    Alger Portfolios
                                    Sub-Account                        Sub-Account (v)                    Sub-Account (v)
                        ----------------------------------- ------------------------------------ -----------------------------------
                                                                            Alger                          Alger Capital
                            T. Rowe Price Equity Income              Balanced Class I-2                Appreciation Class I-2
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $          4,138  $          3,070  $              42  $              -  $            440  $              -
Net realized gains
   (losses)                       (1,153)           (6,185)                37                 2             2,328              (430)
Change in unrealized
   gains (losses)                 28,706            42,532                107                24            13,591            38,017
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     31,691            39,417                186                26            16,359            37,587
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          69,201            80,411              2,303               323            33,894            38,114
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination           (6,302)           (7,000)              (413)                -            (7,983)           (3,102)
Loans - net                         (779)               (4)                 -                 -            (1,546)           (3,252)
Policy maintenance
   charge                        (33,743)          (39,924)            (1,239)             (189)          (19,529)          (22,052)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (3,787)           (6,747)               466               558             2,499           (13,736)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   24,590            26,736              1,117               692             7,335            (4,028)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     56,281            66,153              1,303               718            23,694            33,559
NET ASSETS AT BEGINNING
   OF PERIOD                     194,145           127,992                718                 -           107,148            73,589
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        250,426  $        194,145  $           2,021  $            718  $        130,842  $        107,148
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                      11,734             9,716                 78                 -             5,094             5,276
      Units issued                 2,108             3,179                249                89             1,029             1,290
      Units redeemed                (683)           (1,161)              (128)              (11)             (550)           (1,472)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               13,159            11,734                199                78             5,573             5,094
                        ================  ================  =================  ================  ================  ================

(v)  Previously known as The Alger American Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                         The                                 The                            The Universal
                                  Alger Portfolios                    Alger Portfolios               Institutional Funds, Inc.
                                   Sub-Account (v)                      Sub-Account (v)                      Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                                  Alger Large Cap                       Alger MidCap                     Morgan Stanley UIF
                                  Growth Class I-2                    Growth Class I-2               Capital Growth Class I (w)
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010              2009              2010              2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            992  $            621  $               -  $              -  $             39  $              -
Net realized gains
   (losses)                        1,012              (896)            (5,441)           (7,661)              566              (833)
Change in unrealized
   gains (losses)                 16,771            39,336             39,656            62,777             6,390            11,874
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     18,775            39,061             34,215            55,116             6,995            11,041
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          42,197            41,756             51,512            58,889             9,382            11,255
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination          (13,019)           (6,017)           (10,680)           (7,125)           (1,396)              (48)
Loans - net                         (902)             (749)            (4,092)             (491)              (19)              (17)
Policy maintenance
   charge                        (21,353)          (23,202)           (26,802)          (27,920)           (6,990)           (7,159)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                   8,665               557                375            (1,213)            1,162            (2,345)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   15,588            12,345             10,313            22,140             2,139             1,686
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     34,363            51,406             44,528            77,256             9,134            12,727
NET ASSETS AT BEGINNING
   OF PERIOD                     124,499            73,093            169,207            91,951            29,112            16,385
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $        158,862  $        124,499  $         213,735  $        169,207  $         38,246  $         29,112
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       9,695             8,361              9,192             7,542             2,167             2,018
      Units issued                 2,272             2,122              1,476             2,374               445               566
      Units redeemed                (997)             (788)              (876)             (724)             (286)             (417)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period               10,970             9,695              9,792             9,192             2,326             2,167
                        ================  ================  =================  ================  ================  ================

(v)  Previously known as The Alger American Fund
(w)  Previously known as Van Kampen's UIF Capital Growth Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     The Universal                      The Universal                     Van Eck Worldwide
                              Institutional Funds, Inc.           Institutional Funds, Inc.                Insurance Trust
                                     Sub-Account                         Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------ -----------------------------------
                             Morgan Stanley UIF Emerging           Morgan Stanley UIF U.S.                Van Eck Worldwide
                              Markets Equity Class I (x)           Real Estate Class I (y)                 Emerging Markets
                        ----------------------------------- ------------------------------------ -----------------------------------
                               2010             2009               2010               2009              2010              2009
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $             16  $              -  $           1,695  $          1,482  $            630  $             70
Net realized gains
   (losses)                           62                54             (1,990)           (3,741)              904            (3,613)
Change in unrealized
   gains (losses)                    569               364             21,157            18,056            24,202            44,028
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   operations                        647               418             20,862            15,797            25,736            40,485
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           2,949               947             21,847            24,077            25,087            27,560
Benefit payments                       -                 -                  -                 -                 -                 -
Payments on termination                -                 -             (5,854)           (1,180)           (1,421)           (2,426)
Loans - net                            -                 -             (2,721)             (679)             (598)                -
Policy maintenance
   charge                         (1,066)             (312)           (13,258)          (11,729)          (16,984)          (14,349)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      80               194                854             4,951           (15,520)           25,032
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                    1,963               829                868            15,440            (9,436)           35,817
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                      2,610             1,247             21,730            31,237            16,300            76,302
NET ASSETS AT BEGINNING
   OF PERIOD                       1,472               225             70,591            39,354           103,861            27,559
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $          4,082  $          1,472  $          92,321  $         70,591  $        120,161  $        103,861
                        ================  ================  =================  ================  ================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                         188                49              3,452             2,470             4,286             2,424
      Units issued                   294               167                437             1,240               539             2,669
      Units redeemed                 (44)              (28)              (415)             (258)             (916)             (807)
                        ----------------  ----------------  -----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                  438               188              3,474             3,452             3,909             4,286
                        ================  ================  =================  ================  ================  ================

(x)  Previously known as Van Kampen's UIF Emerging Markets Equity Class I
(y)  Previously known as Van Kampen's UIF U.S. Real Estate Class I

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                  Van Eck Worldwide                   Van Eck Worldwide
                                   Insurance Trust                     Insurance Trust
                                     Sub-Account                         Sub-Account
                        ----------------------------------- ------------------------------------
                                        Van Eck                       Van Eck Worldwide
                                Worldwide Hard Assets            Multi-Manager Alternatives
                        ----------------------------------- ------------------------------------
                               2010              2009              2010              2009
                        ----------------- ----------------- ------------------ -----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)               $            156  $             72  $               -  $             31
Net realized gains
   (losses)                          848              (530)               (44)              589
Change in unrealized
   gains (losses)                 12,956            15,159                627               949
                        ----------------  ----------------  -----------------  ----------------
Increase (decrease) in
   net assets from
   operations                     13,960            14,701                583             1,569
                        ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          12,109            13,558              2,437             2,490
Benefit payments                       -                 -                  -                 -
Payments on termination           (5,777)             (476)              (418)              (59)
Loans - net                           88               495                (78)                1
Policy maintenance
   charge                         (7,375)           (7,213)            (1,397)           (1,909)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (1,095)            4,311             (1,580)              103
                        ----------------  ----------------  -----------------  ----------------
Increase (decrease) in
   net assets from
   contract
   transactions                   (2,050)           10,675             (1,036)              626
                        ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS                     11,910            25,376               (453)            2,195
NET ASSETS AT BEGINNING
   OF PERIOD                      47,517            22,141             13,397            11,202
                        ----------------  ----------------  -----------------  ----------------
NET ASSETS AT END OF
   PERIOD               $         59,427  $         47,517  $          12,944  $         13,397
                        ================  ================  =================  ================
UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       1,615             1,186              1,204             1,146
      Units issued                   238               600                137               132
      Units redeemed                (290)             (171)              (233)              (74)
                        ----------------  ----------------  -----------------  ----------------
   Units outstanding at
      end of period                1,563             1,615              1,108             1,204
                        ================  ================  =================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. The assets of each sub-account within the Account are legally segregated from each other. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios (collectively the "Funds"):

     ALLIANCEBERNSTEIN FUND                 FRANKLIN TEMPLETON INVESTMENTS
        VPS Growth and Income Class A          (CONTINUED)
        VPS International Growth Class A       VIP Global Communications
        VPS International Value Class A           Securities (For period
        VPS Small Cap Growth Class A              beginning January 1, 2009, and
        VPS Small/Mid Cap Value Class A           ended April 24, 2009)
        VPS Wealth Appreciation Strategy       VIP Global Income Securities
           Class A (For period beginning       VIP High Income Securities
           January 1, 2009, and ended          VIP Income Securities
           September 25, 2009)                 VIP Mutual Global Discovery
     DWS INVESTMENTS VARIABLE INSURANCE           Securities Class 1
        TRUST                                  VIP Mutual Shares Securities
        DWS VIP Equity 500 Index A             VIP Small Cap Value Securities
        DWS VIP Small Cap Index A              VIP Small-Mid Cap Growth
     DWS VARIABLE SERIES II                       Securities
        DWS VIP Balanced A                     VIP Strategic Income Securities
     FIDELITY VARIABLE INSURANCE PRODUCTS      VIP U.S. Government
        FUND                                IBBOTSON FUND
        VIP Asset Manager                      Aggressive Growth ETF Asset
        VIP Contrafund                            Allocation
        VIP Emerging Markets (For period       Balanced ETF Asset Allocation
           beginning April 30, 2010 and        Conservative ETF Asset Allocation
           ended December 31, 2010)            Growth ETF Asset Allocation
        VIP Equity-Income                      Income and Growth ETF Asset
        VIP Growth                                Allocation
        VIP Growth & Income                 INVESCO FUNDS (PREVIOUSLY KNOWN AS
        VIP High Income                        VAN KAMPEN LIFE INVESTMENT TRUST)
        VIP Index 500                          Invesco LIT Government
        VIP Index 500 - Service Class             (Previously known as LIT
        VIP Investment Grade Bond                 Government)
        VIP Mid Cap                            Invesco LIT Growth and Income
        VIP Money Market                          (Previously known as LIT
        VIP Overseas                              Growth and Income)
        VIP Real Estate                     INVESCO FUNDS (PREVIOUSLY KNOWN AS
        VIP Value Strategies                   THE UNIVERSAL INSTITUTIONAL
     FRANKLIN TEMPLETON INVESTMENTS            FUNDS, INC)
        VIP Global Asset Allocation            Invesco UIF High Yield Class I
           (For period beginning                  (Previously known as
           January 1, 2010, and ended             Van Kampen's UIF High Yield
           April 23, 2010)                        Class I)
                                               Invesco UIF U.S. Mid Cap Value
                                                  Class I (Previously known as
                                                  Van Kampen's UIF U.S. Mid Cap
                                                  Value Class I)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESCO FUNDS (PREVIOUSLY KNOWN AS     MFS VARIABLE INSURANCE TRUST
        AIM VARIABLE INSURANCE FUNDS)          MFS High Income
        Invesco V.I. Basic Value               MFS Investors Growth Stock
           (Previously known as AIM V. I.      MFS Investors Trust
           Basic Value)                        MFS New Discovery
        Invesco V.I. Capital Appreciation      MFS Total Return
           (Previously known as AIM V. I.      MFS Utilities
           Capital Appreciation)               MFS Value
        Invesco V.I. Core Equity            OPPENHEIMER VARIABLE ACCOUNT FUNDS
           (Previously known as AIM V. I.      Oppenheimer Balanced
           Core Equity)                        Oppenheimer Core Bond
        Invesco V.I. Mid Cap Core Equity       Oppenheimer Global Securities IC
           (Previously known as AIM V. I.      Oppenheimer Main Street Small Cap
           MidCap Core Equity)                    Growth
     INVESCO FUNDS (CLASS II) (PREVIOUSLY      Oppenheimer Small & MidCap Fund
        KNOWN AS VAN KAMPEN LIFE                  (Previously known as
        INVESTMENT TRUST (CLASS II))              Oppenheimer MidCap Fund)
        Invesco LIT Mid Cap Growth             Oppenheimer Strategic Bond
           (Class II) (Previously known as     Oppenheimer Value
           LIT Mid Cap Growth (Class II))   OPPENHEIMER VARIABLE ACCOUNT FUNDS
     JANUS ASPEN SERIES                        (SS) (PREVIOUSLY KNOWN AS
        Balanced                               OPPENHEIMER VARIABLE ACCOUNT
        Enterprise                             FUNDS (SC))
        Flexible Bond                          Oppenheimer Global Securities
        Forty Portfolio                           (SS) (Previously known as
        Global Life Sciences                      Oppenheimer Global Securities
           (For period beginning                  (SC))
           January 1, 2010, and ended       PANORAMA SERIES FUND, INC.
           April 30, 2010)                     Oppenheimer International Growth
        Global Technology                   PIMCO ADVISORS VARIABLE INSURANCE
        Mid Cap Value                          TRUST
        Overseas                               OpCap Balanced (For period
        Research Core Portfolio                   beginning January 1, 2009,
           (For period beginning                  and ended April 24, 2009)
           January 1, 2010, and ended          Premier VIT NACM Small Cap
           April 30, 2010)                        Class I (For period beginning
     JANUS ASPEN SERIES (SERVICE SHARES)          January 1, 2010, and ended
        Balanced (Service Shares)                 April 30, 2010)
        Mid Cap Value (Service Shares)      PIMCO VARIABLE INSURANCE TRUST
        Overseas (Service Shares)              Foreign Bond
        Risk-Managed Core (Service Shares)     Money Market
           (For period beginning               PIMCO Real Return
           January 1, 2010, and ended          PIMCO Total Return
           April 30, 2010)                  PUTNAM VARIABLE TRUST (CLASS IA)
        Small Company Value                    VT High Yield (Class IA)
           (Service Shares) (For period        VT International Value Fund
           beginning January 1, 2009, and         (Class IA) (Previously known
           ended April 30, 2009)                  as VT International Growth and
        Worldwide (Service Shares)                Income (Class IA))
     LAZARD RETIREMENT SERIES, INC.         RYDEX VARIABLE TRUST
        Emerging Markets Equity                Rydex SGI VT U.S. Long Short
     LEGG MASON PARTNERS VARIABLE                 Momentum Fund (Previously
        PORTFOLIO I, INC.                         known as Rydex VT All-Cap
        Legg Mason ClearBridge Variable           Opportunity Fund)
           Investors Class I                T. ROWE PRICE EQUITY SERIES, INC.
        Legg Mason ClearBridge Variable        T. Rowe Price Blue Chip Growth
           Value Class I                       T. Rowe Price Equity Income
        Legg Mason Western Assets Variable
           Global High Yield Bond

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     THE ALGER PORTFOLIOS (PREVIOUSLY       THE UNIVERSAL INSTITUTIONAL FUNDS,
        KNOWN AS THE ALGER AMERICAN FUND)      INC. (CONTINUED)
        Alger Balanced Class I-2               Morgan Stanley UIF U.S. Real
        Alger Capital Appreciation Class          Estate Class I (Previously
           I-2                                    known as Van Kampen's UIF U.S.
        Alger Large Cap Growth Class I-2          Real Estate Class I)
        Alger MidCap Growth Class I-2       VAN ECK WORLDWIDE INSURANCE TRUST
     THE UNIVERSAL INSTITUTIONAL FUNDS,        Van Eck Worldwide Emerging
        INC.                                      Markets
        Morgan Stanley UIF Capital Growth      Van Eck Worldwide Hard Assets
           Class I (Previously known as        Van Eck Worldwide Multi-Manager
           Van Kampen's UIF Capital Growth        Alternatives
           Class I)
        Morgan Stanley UIF Emerging
           Markets Equity Class I
           (Previously known as
           Van Kampen's UIF Emerging
           Markets Equity Class I)

     The net assets are affected by the investment results of each mutual fund, transactions by policyholders and certain contract expenses (see Note 4). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the contractholder to the fixed account in which the contractholders earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES -Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

     The Account had no liability for unrecognized tax benefits at December 31, 2010. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value on a recurring basis include investments that are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

          LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

          LEVEL 2: Assets whose values are based on the following:
                   (a)  Quoted prices for similar assets in active markets;
                   (b) Quoted prices for identical or similar assets in markets that are not active; or
                   (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

          LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     In determining fair value, the Account uses the market approach which utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the Account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers.

4.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. The amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and gender, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS

The cost of investments purchased during the year ended December 31, 2010 was as follows:

                                                                                          Purchases
                                                                                         ----------
Investments in the AllianceBernstein Fund Sub-Accounts:
   VPS Growth and Income Class A                                                         $    1,549
   VPS International Growth Class A                                                           4,517
   VPS International Value Class A                                                            2,274
   VPS Small Cap Growth Class A                                                               2,182
   VPS Small/Mid Cap Value Class A                                                              855

Investments in the DWS Investments Variable Insurance Trust Sub-Accounts:
   DWS VIP Equity 500 Index A                                                                16,555
   DWS VIP Small Cap Index A                                                                  4,481

Investments in the DWS Variable Series II Sub-Account:
   DWS VIP Balanced A                                                                         7,732

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager                                                                          8,814
   VIP Contrafund                                                                            61,065
   VIP Emerging Markets (a)                                                                   1,527
   VIP Equity-Income                                                                         69,425
   VIP Growth                                                                                53,948
   VIP Growth & Income                                                                        6,311
   VIP High Income                                                                            3,903
   VIP Index 500                                                                             89,107
   VIP Index 500 Service Class                                                               14,260
   VIP Investment Grade Bond                                                                 56,328
   VIP Mid Cap                                                                                3,952
   VIP Money Market                                                                          79,552
   VIP Overseas                                                                              26,428
   VIP Real Estate                                                                            3,738
   VIP Value Strategies                                                                       1,806

Investments in the Franklin Templeton Investments Sub-Accounts:
   VIP Global Asset Allocation (b)                                                              554
   VIP Global Income Securities                                                               2,399
   VIP High Income Securities                                                                 2,932
   VIP Income Securities                                                                      1,693
   VIP Mutual Global Discovery Securities Class 1                                               332
   VIP Mutual Shares Securities                                                                 841

(a)  For period beginning April 30, 2010 and ended December 31, 2010
(b)  For period beginning January 1, 2010, and ended April 23, 2010

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Franklin Templeton Investments Sub-Accounts (continued):
   VIP Small Cap Value Securities                                                        $    6,606
   VIP Small-Mid Cap Growth Securities                                                        2,263
   VIP Strategic Income Securities                                                            1,361
   VIP U.S. Government                                                                        1,542

Investments in the Ibbotson Fund Sub-Accounts:
   Aggressive Growth ETF Asset Allocation                                                    14,993
   Balanced ETF Asset Allocation                                                             15,208
   Conservative ETF Asset Allocation                                                         12,933
   Growth ETF Asset Allocation                                                               24,561
   Income and Growth ETF Asset Allocation                                                     8,297

Investments in the Invesco Funds Sub-Accounts (c):
   Invesco LIT Government (d)                                                                 5,886
   Invesco LIT Growth and Income (e)                                                         18,367

Investments in the Invesco Funds Sub-Accounts (f):
   Invesco UIF High Yield Class I (g)                                                         5,445
   Invesco UIF U.S.  Mid Cap Value Class I (h)                                                  744

Investments in the Invesco Funds Sub-Accounts (i):
   Invesco V.I. Basic Value (j)                                                               8,836
   Invesco V.I. Capital Appreciation (k)                                                     24,128
   Invesco V.I. Core Equity (l)                                                               3,851
   Invesco V.I. Mid Cap Core Equity (m)                                                       8,968

Investments in the Invesco Funds (Class II) Sub-Account (n):
   Invesco LIT Mid Cap Growth (Class II) (o)                                                  7,902

Investments in the Janus Aspen Series Sub-Accounts:
   Balanced                                                                                   5,787
   Enterprise                                                                                 3,441

(c)  Previously known as Van Kampen Life Investment Trust
(d)  Previously known as LIT Government
(e)  Previously known as LIT Growth and Income
(f)  Previously known as The Universal Institutional Funds, Inc.
(g)  Previously known as Van Kampen's UIF High Yield Class I
(h)  Previously known as Van Kampen's UIF U.S. Mid Cap Value Class I
(i)  Previously known as AIM Variable Insurance Funds
(j)  Previously known as AIM V. I. Basic Value
(k)  Previously known as AIM V. I. Capital Appreciation
(l)  Previously known as AIM V. I. Core Equity
(m)  Previously known as AIM V. I. MidCap Core Equity
(n)  Previously known as Van Kampen Life Investment Trust (Class II)
(o)  Previously known as LIT Mid Cap Growth (Class II)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Janus Aspen Series Sub-Accounts (continued):
   Flexible Bond                                                                         $    1,395
   Forty Portfolio                                                                            8,744
   Global Life Sciences (p)                                                                     312
   Global Technology                                                                          2,717
   Mid Cap Value                                                                                478
   Overseas                                                                                   7,766
   Research Core Portfolio (p)                                                                   35

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Balanced (Service Shares)                                                                 25,285
   Mid Cap Value (Service Shares)                                                            12,132
   Overseas (Service Shares)                                                                 14,238
   Risk-Managed Core (Service Shares) (p)                                                       741
   Worldwide (Service Shares)                                                                 4,871

Investments in the Lazard Retirement Series, Inc. Sub-Account:
   Emerging Markets Equity                                                                    2,688

Investments in the Legg Mason Partners Variable Portfolios I, Inc. Sub-Accounts:
   Legg Mason ClearBridge Variable Investors Class I                                          2,380
   Legg Mason ClearBridge Variable Value Class I                                             12,037
   Legg Mason Western Assets Variable Global High Yield Bond                                 15,967

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS High Income                                                                           12,652
   MFS Investors Growth Stock                                                                 5,304
   MFS Investors Trust                                                                        1,986
   MFS New Discovery                                                                         10,728
   MFS Total Return                                                                          13,371
   MFS Utilities                                                                             26,874
   MFS Value                                                                                  9,339

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Balanced                                                                       2,788
   Oppenheimer Core Bond                                                                        485
   Oppenheimer Global Securities IC                                                           1,291
   Oppenheimer Main Street Small Cap Growth                                                  46,368
   Oppenheimer Small & MidCap Fund (q)                                                       10,931

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(q)  Previously known as Oppenheimer MidCap Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Oppenheimer Variable Account
   Funds Sub-Accounts (continued):
   Oppenheimer Strategic Bond                                                            $      653
   Oppenheimer Value                                                                          4,138

Investments in the Oppenheimer Variable Account Funds
   (SS) Sub-Account (r):
   Oppenheimer Global Securities (SS) (s)                                                    44,351

Investments in the Panorama Series Funds, Inc. Sub-Accounts:
   Oppenheimer International Growth                                                          15,193

Investments in the PIMCO Advisors Variable Insurance Trust Sub-Account:
   Premier VIT NACM Small Cap Class I (p)                                                     3,198

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond                                                                              11,874
   Money Market                                                                              24,136
   PIMCO Real Return                                                                         20,251
   PIMCO Total Return                                                                        31,562

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
   VT High Yield (Class IA)                                                                  10,184
   VT International Value Fund (Class IA) (t)                                                10,971

Investments in the Rydex Variable Trust Sub-Accounts:
   Rydex SGI VT U.S. Long Short Momentum Fund (u)                                             5,156

Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
   T. Rowe Price Blue Chip Growth                                                            17,951
   T. Rowe Price Equity Income                                                               40,302

Investments in the The Alger Portfolios Sub-Accounts (v):
   Alger Balanced Class I-2                                                                   2,394
   Alger Capital Appreciation Class I-2                                                      20,573
   Alger Large Cap Growth Class I-2                                                          30,514

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(r)  Previously known as Oppenheimer Variable Account Funds (SC)
(s)  Previously known as Oppenheimer Global Securities (SC)
(t)  Previously known as VT International Growth and Income (Class IA)
(u)  Previously known as Rydex VT All-Cap Opportunity Fund
(v)  Previously known as The Alger American Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the The Alger Portfolios Sub-Accounts (v) (continued):
   Alger MidCap Growth Class I-2                                                         $   27,730

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Morgan Stanley UIF Capital Growth Class I (w)                                              6,163
   Morgan Stanley UIF Emerging Markets Equity Class I (x)                                     2,336
   Morgan Stanley UIF U.S. Real Estate Class I (y)                                           11,944

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
   Van Eck Worldwide Emerging Markets                                                        14,286
   Van Eck Worldwide Hard Assets                                                              7,228
   Van Eck Worldwide Multi-Manager Alternatives                                               1,557
                                                                                         ----------
                                                                                         $1,328,727
                                                                                         ==========

(v)  Previously known as The Alger American Fund
(w)  Previously known as Van Kampen's UIF Capital Growth Class I
(x)  Previously known as Van Kampen's UIF Emerging Markets Equity Class I
(y)  Previously known as Van Kampen's UIF U.S. Real Estate Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2010.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

     ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   DWS Investments Variable Insurance Trust
   Sub-Accounts:
      DWS VIP Equity 500 Index A
         2010                                      7,015  $      17.42  $  122,194           1.82%      14.70%
         2009                                      6,397         15.19      97,145           2.31       26.32
         2008                                      4,502         12.02      54,123           2.48      -37.15
         2007                                      4,087         19.13      78,180           1.54        5.30
         2006                                      3,683         18.16      66,895           1.14       15.52
      DWS VIP Small Cap Index A
         2010                                      2,543         23.36      59,386           0.84       26.39
         2009                                      2,432         18.48      44,937           1.52       26.57
         2008                                      1,879         14.60      27,439           1.85      -34.12
         2007                                      1,950         22.16      43,218           0.88       -1.90
         2006                                      1,733         22.59      39,141           0.64       17.49
Investments in the
   DWS Variable Series II
   Sub-Account:
      DWS VIP Balanced A
         2010                                      4,989         12.33      61,503           2.98       11.22
         2009                                      4,703         11.08      52,124           3.44       23.43
         2008                                      4,142          8.98      37,191           3.99      -27.33
         2007                                      3,662         12.36      45,245           3.10        4.84
         2006                                      3,197         11.79      37,674           4.12       10.24
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Asset Manager
         2010                                      3,282         17.11      56,166           1.76       14.26
         2009                                      3,050         14.98      45,679           2.56       29.11
         2008                                      2,538         11.60      29,435           3.03      -28.72
         2007                                      2,290         16.27      37,267           6.61       15.50
         2006                                      1,267         14.09      17,843           1.17        7.32

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Contrafund
         2010                                     26,014  $      22.14  $  576,003           1.24%      17.22%
         2009                                     25,304         18.89     477,986           1.60       35.71
         2008                                     15,800         13.92     219,920           1.20      -42.51
         2007                                     12,045         24.21     291,639           1.07       17.59
         2006                                      9,128         20.59     187,947           1.38       11.72
      VIP Equity-Income
         2010                                     24,332         15.99     389,013           1.91       15.15
         2009                                     21,827         13.88     303,058           2.45       30.21
         2008                                     17,091         10.66     182,241           3.20      -42.65
         2007                                     12,546         18.59     233,281           2.19        1.53
         2006                                      8,963         18.31     164,156           3.24       20.19
      VIP Growth
         2010                                     30,578         13.64     417,171           0.28       24.17
         2009                                     28,577         10.99     313,983           0.47       28.29
         2008                                     23,541          8.56     201,617           1.00      -47.17
         2007                                     18,772         16.21     304,302           0.77       26.96
         2006                                     14,114         12.77     180,207           0.29        6.85
      VIP Index 500
         2010                                     31,399         14.21     446,242           2.06       15.02
         2009                                     28,131         12.36     347,587           2.17       26.61
         2008                                     39,491          9.76     385,403           2.88      -37.00
         2007                                     25,589         15.49     396,389           3.80        5.44
         2006                                     13,708         14.69     201,390           0.39       15.73
      VIP Investment Grade Bond
         2010                                     14,489         14.56     210,984           3.92        7.80
         2009                                     12,542         13.51     169,411           8.69       15.72
         2008                                     11,828         11.67     138,067           3.80       -3.25
         2007                                      9,405         12.06     113,464           3.30        4.35
         2006                                      5,676         11.56      65,622           2.87        4.35
      VIP Money Market
         2010                                     12,459         14.60     181,940           0.19        0.24
         2009                                      8,555         14.57     124,632           0.73        0.72
         2008                                      7,574         14.46     109,546           2.94        3.02
         2007                                      4,723         14.04      66,300           4.67        5.22
         2006                                      2,725         13.34      36,363           6.02        4.88
      VIP Overseas
         2010                                     10,188         16.52     168,343           1.43       13.11
         2009                                      9,091         14.61     132,802           2.29       26.53
         2008                                      7,397         11.54      85,397           3.44      -43.80
         2007                                      5,042         20.54     103,585           3.48       17.31
         2006                                      3,478         17.51      60,912           0.62       18.08

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2010                                        478  $      14.98  $    7,162           0.49%      15.58%
         2009                                        477         12.96       6,185           0.77       29.62
      Conservative ETF Asset Allocation
         2010                                        251         11.68       2,933           1.84        6.67
      Growth ETF Asset Allocation
         2010                                      1,276         14.48      18,464           0.56       14.19
         2009                                      1,163         12.68      14,747           1.07       26.77
Investments in the Invesco Funds (c)
   Sub-Accounts:
      Invesco LIT Government (d)
         2010                                      2,122         12.91      27,410           0.19        5.23
         2009                                      1,914         12.27      23,487           6.66        0.98
         2008                                      1,613         12.15      19,608           4.74        1.81
         2007                                      1,709         11.94      20,400           3.90        7.33
         2006                                      1,093         11.12      12,153           3.45        3.34
      Invesco LIT Growth and Income (e)
         2010                                      6,232         19.37     120,682           0.09       12.51
         2009                                      5,923         17.21     101,954           3.93       24.37
         2008                                      5,187         13.84      71,789           1.88      -32.03
         2007                                      3,901         20.36      79,429           1.51        2.80
         2006                                      3,187         19.81      63,133           1.06       16.23
Investments in the Invesco Funds (f)
   Sub-Account:
      Invesco UIF High Yield Class I (g)
         2010                                      1,419         18.58      26,373           9.84       12.11
         2009                                      1,307         16.58      21,668           8.30       42.08
         2008                                      1,136         11.67      13,253           8.81      -22.86
         2007                                      1,089         15.12      16,467           8.73        4.01
         2006                                        896         14.54      13,030           8.37        8.62
Investments in the Invesco Funds (i)
   Sub-Accounts:
      Invesco V.I. Basic Value (j)
         2010                                      5,854         10.16      59,500           0.60        7.35
         2009                                      5,453          9.47      51,629           1.84       48.00
         2008                                      4,458          6.40      28,521           1.16      -51.77
         2007                                      3,321         13.26      44,043           0.78        1.54
         2006                                      1,792         13.06      23,409           0.51       13.20

(c)  Previously known as Van Kampen Life Investment Trust
(d)  Previously known as LIT Government
(e)  Previously known as LIT Growth and Income
(f)  Previously known as The Universal Institutional Funds, Inc.
(g)  Previously known as Van Kampen's UIF High Yield Class I
(i)  Previously known as AIM Variable Insurance Funds
(j)  Previously known as AIM V. I. Basic Value

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Invesco Funds (i)
   Sub-Accounts (continued):
      Invesco V.I. Capital Appreciation (k)
         2010                                     13,837  $      11.37  $  157,302           0.73%      15.49%
         2009                                     13,146          9.84     129,396           0.68       21.08
         2008                                      9,279          8.13      75,438           0.00      -42.49
         2007                                      6,498         14.14      91,863           0.00       12.01
         2006                                      4,506         12.62      56,862           0.10        6.30
      Invesco V.I. Core Equity (l)
         2010                                      1,009         11.59      11,691           0.99        9.56
         2009                                        868         10.58       9,179           2.05       28.30
         2008                                        734          8.24       6,048           2.34      -30.14
         2007                                        179         11.80       2,113           1.20        8.12
         2006 (ac)                                   185         10.92       2,016           0.89        9.16
      Invesco V.I. Mid Cap Core Equity (m)
         2010                                      5,157         15.23      78,574           0.55       14.11
         2009                                      5,041         13.35      67,301           1.50       30.21
         2008                                      3,667         10.25      37,599           1.77      -28.52
         2007                                      3,378         14.34      48,456           0.28        9.55
         2006                                      1,911         13.09      25,023           1.31       11.24
Investments in the
   Invesco Funds (Class II) (n)
   Sub-Account:
      Invesco LIT Mid Cap Growth (Class II) (o)
         2010                                      9,599         16.32     156,652           0.00       27.27
         2009                                      9,793         12.82     125,574           0.00       56.37
         2008                                      2,610          8.20      21,399           0.00      -46.83
         2007                                      1,785         15.42      27,533           0.00       17.60
         2006                                      1,341         13.12      17,582           0.00        4.92
Investments in the
   Janus Aspen Series
   Sub-Account:
      Forty Portfolio
         2010                                      2,074         16.96      35,170           0.36        6.75
         2009                                      1,751         15.88      27,809           0.04       46.33
         2008                                      1,274         10.85      13,824           0.17      -44.15
         2007                                      1,009         19.43      19,602           0.37       36.99
         2006                                        740         14.19      10,499           0.41        9.35

Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2010                                      8,688         18.88     164,027           2.53        8.12
         2009                                      8,258         17.46     144,191           2.75       25.58
         2008                                      7,200         13.90     100,115           2.63      -16.06
         2007                                      5,913         16.56      97,944           2.41       10.29
         2006                                      4,828         15.02      72,521           2.13       10.41

(i)  Previously known as AIM Variable Insurance Funds
(k)  Previously known as AIM V. I. Capital Appreciation
(l)  Previously known as AIM V. I. Core Equity
(m)  Previously known as AIM V. I. Mid Cap Core Equity
(n)  Previously known as Van Kampen Life Investment Trust (Class II)
(o)  Previously known as LIT Mid Cap Growth (Class II)
(ac) For period beginning April 28, 2006 and ended December 31, 2006

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts (continued):
      Mid Cap Value (Service Shares)
         2010                                      5,049  $      17.15  $   86,590           0.51%      15.36%
         2009                                      4,619         14.87      68,666           0.36       32.92
         2008                                      3,431         11.18      38,380           3.72      -27.90
         2007                                      2,648         15.51      41,082           3.67        7.17
         2006                                      1,029         14.47      14,894           2.89       15.06
      Overseas (Service Shares)
         2010                                      7,493         10.54      78,950           0.53       25.02
         2009 (ad)                                 7,648          8.43      64,464           0.44       79.07
         2008 (ae) (af)                            5,481          4.71      25,799           7.07      -52.93
      Risk-Managed Core (Service Shares)
         2010 (p)                                      -           N/A           -           2.23        7.83
         2009                                        284         11.70       3,320           1.24       22.55
         2008                                        200          9.54       1,904           0.88      -36.24
         2007                                        137         14.97       2,056           0.60        6.13
         2006                                         75         14.10       1,061           0.11       10.77
      Small Company Value (Service Shares)
         2009 (aa)                                     -           N/A           -           0.00       -4.80
         2008                                      3,085          8.12      25,050           0.00      -35.92
         2007                                      1,989         12.67      25,202           1.50       -6.11
         2006                                        354         13.50       4,778           0.00       21.87
      Worldwide (Service Shares)
         2010                                      2,273         16.77      38,125           0.47       15.52
         2009                                      2,055         14.52      29,839           1.26       37.40
         2008                                      1,557         10.57      16,459           1.11      -44.81
         2007                                      1,226         19.15      23,480           0.61        9.36
         2006                                        995         17.51      17,427           1.66       17.94
Investments in the
   Lazard Retirement Series, Inc.
   Sub-Account:
      Emerging Markets Equity
         2010                                        577         55.10      31,789           1.20       22.69
         2009                                        577         44.91      25,925           3.17       69.85
         2008                                        441         26.44      11,654           2.22      -48.72
         2007                                        529         51.57      27,273           1.27       33.30
         2006                                        353         38.68      13,647           0.49       29.95

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(aa) For the period beginning January 1, 2009, and ended April 30, 2009
(ad) Previously known as Janus Aspen Series International Growth (Service Shares)
(ae) On May 1, 2008 Foreign Stock (Service Shares) merged into Overseas (Services Shares)
(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Legg Mason Partners Variable
   Portfolios I, Inc
   Sub-Accounts:
      Legg Mason ClearBridge
      Variable Investors Class I
         2010                                      1,005  $      12.69  $   12,738           2.98%       9.46%
         2009                                        863         11.59      10,001           1.91       24.50
         2008                                        682          9.31       6,348           1.57      -35.62
         2007                                        589         14.46       8,523           2.05        3.90
         2006                                        145         13.92       2,011           2.12       18.26
      Legg Mason ClearBridge
      Variable Value Class I
         2010                                      8,916          9.18      81,867           1.76       16.60
         2009                                      7,958          7.87      62,661           1.39       29.36
         2008                                      6,810          6.09      41,452           2.06      -36.58
         2007 (ag)                                 5,568          9.60      53,434           2.47       -4.03
      Legg Mason Western Asset
      Variable Global High Yield Bond
         2010                                      4,915         15.69      77,088           9.26       14.92
         2009                                      4,566         13.65      62,317          11.45       55.55
         2008                                      3,914          8.77      34,343          13.95      -30.82
         2007                                      2,902         12.68      36,805           8.51       -0.07
         2006                                      2,015         12.69      25,572           7.73       10.64
Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts:
      MFS High Income
         2010                                      3,868         14.86      57,494           6.97       14.73
         2009                                      3,378         12.95      43,765           7.65       45.55
         2008                                      2,731          8.90      24,306           9.55      -28.49
         2007                                      1,443         12.45      17,966           5.14        1.77
         2006                                        552         12.23       6,750           3.73       10.37
      MFS Investors Growth Stock
         2010                                      1,874         13.64      25,551           0.40       12.47
         2009                                      1,602         12.12      19,417           0.67       39.55
         2008                                      1,278          8.69      11,106           0.61      -36.87
         2007                                        996         13.76      13,708           0.31       11.36
         2006                                        672         12.36       8,302           0.00        7.58
      MFS Investors Trust
         2010                                        523         13.66       7,141           1.12       11.10
         2009                                        415         12.30       5,104           1.57       26.90
         2008                                        351          9.69       3,398           0.90      -33.08
         2007                                        224         14.48       3,243           0.82       10.31
         2006                                        167         13.13       2,195           0.42       12.99
      MFS New Discovery
         2010                                      7,838         29.56     231,702           0.00       36.34
         2009                                      8,000         21.68     173,463           0.00       63.18
         2008                                      3,356         13.29      44,595           0.00      -39.33
         2007                                      2,528         21.90      55,374           0.00        2.52
         2006                                      1,860         21.36      39,730           0.00       13.22

(ag) For period beginning April 27, 2007 and ended December 31, 2007

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts (continued):
      MFS Total Return
         2010                                      3,078  $      19.01  $   58,523           2.52%       9.93%
         2009                                      2,526         17.29      43,684           2.95       18.03
         2008                                      1,882         14.65      27,569           3.36      -22.13
         2007                                      1,783         18.81      33,555           2.27        4.21
         2006                                      1,099         18.05      19,845           1.78       11.89
      MFS Utilities
         2010                                      2,057         33.69      69,297           2.56       13.81
         2009                                      1,386         29.60      41,033           4.54       33.22
         2008                                      1,208         22.22      26,844           1.82      -37.67
         2007                                      1,084         35.65      38,650           0.95       27.90
         2006                                      1,038         27.88      28,949           1.91       31.26
      MFS Value
         2010                                      3,383         14.53      49,175           1.34       11.53
         2009                                      2,749         13.03      35,827           1.18       22.71
         2008                                      1,944         10.62      20,648           1.20      -32.58
         2007                                      1,282         15.75      20,197           0.92        7.91
         2006                                        898         14.60      13,102           1.05       20.84
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Main Street Small Cap Growth
         2010                                     15,179         24.06     365,132           0.56       23.41
         2009                                     14,544         19.49     283,513           0.82       37.20
         2008                                     12,788         14.21     181,701           0.49      -37.83
         2007                                      9,509         22.85     217,321           0.31       -1.21
         2006                                      6,948         23.13     160,723           0.13       15.00
      Oppenheimer Small & MidCap Fund (q)
         2010                                      5,204         11.17      58,138           0.00       27.46
         2009                                      4,676          8.76      40,984           0.00       32.61
         2008                                      3,200          6.61      21,146           0.00      -49.07
         2007                                      1,613         12.98      20,934           0.00        6.33
         2006                                        824         12.20      10,054           0.00        2.96
   Oppenheimer Variable Account Funds (SS) (r)
   Sub-Accounts:
      Oppenheimer Global Securities (SS) (s)
         2010                                     15,406         16.03     247,027           1.14       15.70
         2009                                     15,031         13.86     208,314           1.63       39.35
         2008                                     11,408          9.94     113,449           1.15      -40.33
         2007                                      7,085         16.67     118,087           0.99        6.08
         2006                                      4,692         15.71      73,719           0.64       17.36

(q)  Previously known as Oppenheimer MidCap Fund
(r)  Previously known as Oppenheimer Variable Account Funds (SC)
(s)  Previously known as Oppenheimer Global Securities (SC)

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2010                                      3,556  $      31.37  $  111,569           1.11%      14.76%
         2009                                      3,345         27.34      91,433           0.86       39.24
         2008                                      1,471         19.63      28,874           1.07      -42.64
         2007                                      1,240         34.22      42,441           0.86       12.61
         2006                                      1,035         30.39      31,469           0.54       30.78
Investments in the
   PIMCO Advisors Variable Insurance
   Sub-Accounts:
      OpCap Balanced
         2009 (ab)                                     -           N/A           -           4.97       -0.75
         2008                                        779          8.16       6,359           2.74      -31.18
         2007                                        693         11.86       8,222           1.40       -4.44
         2006                                        573         12.41       7,115           0.11       10.80
      Premier VIT NACM Small Cap Class I
         2010 (p)                                      -           N/A           -           0.12       16.52
         2009                                      3,522         10.28      36,222           0.05       15.58
         2008                                      2,887          8.90      25,686           0.00      -41.63
         2007                                      2,612         15.24      39,819           0.00        0.58
         2006                                      2,306         15.16      34,961           0.00       24.08
Investments in the
   PIMCO Variable Insurance Trust
   Sub-Accounts:
      Foreign Bond
         2010                                      3,091         15.68      48,464           1.89        8.49
         2009                                      2,647         14.45      38,263           3.84       15.64
         2008                                      2,239         12.50      27,987           3.18       -2.39
         2007                                      1,968         12.80      25,200           3.47        3.63
         2006                                      1,248         12.36      15,418           3.47        2.19
      Money Market
         2010                                     11,928         11.72     139,747           0.05        0.05
         2009                                     13,154         11.71     154,044           0.11        0.12
         2008                                     13,341         11.70     156,049           2.17        2.25
         2007                                     10,433         11.44     119,360           4.72        4.88
         2006                                      8,151         10.91      88,908           4.69        4.62

(p)  For period beginning January 1, 2010, and ended April 30, 2010
(ab) For period beginning January 1, 2009, and ended April 24, 2009

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   PIMCO Variable Insurance Trust
   Sub-Accounts (continued):
      PIMCO Real Return
         2010                                      4,840  $      14.67  $   71,036           1.47%       8.11%
         2009                                      4,059         13.57      55,103           3.72       18.39
         2008                                      4,466         11.47      51,199           3.50       -7.04
         2007                                      1,820         12.33      22,453           4.05       10.68
         2006                                        843         11.14       9,398           3.93        0.71
      PIMCO Total Return
         2010                                      8,444         17.54     148,116           2.43        8.10
         2009                                      7,591         16.23     123,171           5.87       14.09
         2008                                      8,943         14.22     127,195           4.54        4.80
         2007                                      7,792         13.57     105,753           4.65        8.77
         2006                                      5,741         12.48      71,630           4.50        3.86
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
         2010                                      2,556         20.65      52,758           7.26       14.54
         2009                                      2,386         18.03      43,006          11.85       50.31
         2008                                      2,446         11.99      29,338           9.75      -26.01
         2007                                      2,103         16.21      34,086           7.59        3.31
         2006                                      1,817         15.69      28,507           7.47       10.60
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts (continued):
      VT International Value Fund
      (Class IA) (t)
         2010                                      3,260         20.95      68,268           3.02        7.42
         2009                                      2,831         19.50      55,202           0.00       26.39
         2008                                        640         15.43       9,873           2.10      -45.85
         2007                                        477         28.49      13,588           1.72        7.29
         2006                                        386         26.56      10,246           1.22       27.63
Investments in the
   Rydex Variable Trust
   Sub-Account:
      Rydex SGI VT U.S. Long Short Momentum
      Fund (u)
         2010                                      1,474         19.75      29,098           0.00       11.21
         2009                                      1,456         17.76      25,851           0.09       27.29
         2008                                      1,610         13.95      22,461           0.00      -40.73
         2007                                      1,250         23.54      29,417           0.00       22.75
         2006                                      1,057         19.18      20,276           0.00       11.39

(t)  Previously known as VT International Growth and Income (Class IA)
(u)  Previously known as Rydex VT All-Cap Opportunity Fund

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2010                                      8,318  $      13.59  $  113,076           0.00%      16.39%
         2009                                      7,340         11.68      85,727           0.00       42.18
         2008                                      5,496          8.21      45,141           0.13      -42.51
         2007                                      3,715         14.29      53,071           0.51       12.74
         2006                                      2,685         12.67      34,025           0.38        9.67
      T. Rowe Price Equity Income
         2010                                     13,159         19.03     250,426           1.86       15.02
         2009                                     11,734         16.55     194,145           1.91       25.60
         2008                                      9,716         13.17     127,992           2.60      -36.11
         2007                                      6,872         20.62     141,692           1.82        3.26
         2006                                      5,238         19.97     104,590           1.64       18.97
Investments in the
   The Alger Portfolios (v)
   Sub-Accounts:
      Alger Capital Appreciation Class I-2
         2010                                      5,344         24.03     128,428           0.37       14.03
         2009                                      5,075         21.08     106,976           0.00       51.10
         2008                                      5,276         13.95      73,589           0.00      -45.13
         2007                                      5,044         25.42     128,238           0.00       33.53
         2006                                      3,837         19.04      73,051           0.00       19.26
      Alger Large Cap Growth Class I-2
         2010                                     10,598         14.65     155,240           0.70       13.39
         2009                                      9,523         12.92     123,017           0.63       47.57
         2008                                      8,327          8.75      72,895           0.23      -46.15
         2007                                      6,934         16.26     112,734           0.33       19.94
         2006                                      5,533         13.55      74,995           0.11        5.15
      Alger MidCap Growth Class I-2
         2010                                      9,558         22.15     211,696           0.00       19.38
         2009                                      9,074         18.55     168,346           0.00       51.70
         2008                                      7,504         12.23      91,766           0.16      -58.36
         2007                                      5,921         29.37     173,868           0.00       31.56
         2006                                      5,238         22.32     116,923           0.00       10.14
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Capital
      Growth Class I (w)
         2010                                      2,298         16.51      37,951           0.12       22.86
         2009                                      2,165         13.44      29,092           0.00       65.55
         2008                                      2,018          8.12      16,385           0.21      -49.19
         2007                                      1,617         15.98      25,828           0.00       21.91
         2006                                      1,273         13.11      16,688           0.00        4.11

(v)  Previously known as The Alger American Fund
(w)  Previously known as Van Kampen's UIF Capital Growth Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts (continued):
      Morgan Stanley UIF U.S. Real
      Estate Class I (y)
         2010                                      3,474  $      26.58  $   92,321           2.08%      29.96%
         2009                                      3,452         20.45      70,591           2.70       28.36
         2008                                      2,470         15.93      39,354           3.79      -37.89
         2007                                      1,677         25.65      43,022           1.10      -17.07
         2006                                      1,206         30.93      37,308           1.04       38.04
Investments in the
   Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Emerging Markets
         2010                                      3,909         30.74     120,161           0.56       26.84
         2009                                      4,286         24.23     103,861           0.11      113.17
         2008                                      2,424         11.37      27,559           0.00      -64.78
         2007                                      1,471         32.28      47,464           0.22       37.61
         2006                                        555         23.45      13,014           0.41       39.49
      Van Eck Worldwide Hard Assets
         2010                                      1,563         38.01      59,427           0.29       29.23
         2009                                      1,615         29.41      47,517           0.21       57.54
         2008                                      1,186         18.67      22,141           0.26      -46.12
         2007                                        617         34.66      21,367           0.09       45.36
         2006                                        436         23.84      10,384           0.01       24.49
      Van Eck Worldwide
      Multi-Manager Alternatives
         2010                                      1,108         11.68      12,944           0.00        4.97
         2009                                      1,204         11.13      13,397           0.25       13.87
         2008                                      1,146          9.78      11,202           0.05      -13.10
         2007                                        386         11.25       4,340           0.65        4.05
         2006                                        291         10.81       3,142           0.58        8.65

(y)  Previously known as Van Kampen's UIF U.S. Real Estate Class I

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   AllianceBernstein Fund
   Sub-Accounts:
      VPS Growth & Income Class A
         2010                                        309  $       8.80  $    2,718           0.00%      13.09%
         2009                                        149          7.79       1,158           3.99       20.82
         2008 (af)                                    51          6.44         329           0.00      -35.56
      VPS International Growth Class A
         2010                                        784          8.30       6,501           2.09       12.90
         2009                                        264          7.35       1,939           1.55       39.58
         2008 (af)                                    37          5.26         197           0.00      -47.35
      VPS International Value Class A
         2010                                        467          6.78       3,165           4.39        4.59
         2009                                        162          6.48       1,052           1.97       34.68
         2008 (af)                                    47          4.81         224           0.00      -51.89
      VPS Small Cap Growth Class A
         2010                                        444         11.82       5,246           0.00       36.90
         2009                                        315          8.63       2,720           0.00       41.76
      VPS Small/Mid Cap Value Class A
         2010                                         86         11.35         972           0.11       26.91
         2009                                          8          8.95          74           0.35       42.86
      VPS Wealth Appreciation Strategy Class A
         2009 (z)                                      -           N/A           -           0.00       25.43
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Contrafund
         2010                                        978          9.63       9,419           1.24       17.22
         2009                                        254          8.21       2,090           1.60       35.71
         2008 (af)                                    34          6.05         207           1.20      -39.47
      VIP Emerging Markets
         2010 (a)                                    140         11.43       1,603           1.50       14.35
      VIP Equity-Income
         2010                                      1,089          8.82       9,606           1.91       15.15
         2009                                        256          7.66       1,958           2.45       30.21
         2008 (af)                                    70          5.88         413           3.20      -41.16
      VIP Growth
         2010                                      1,602          9.13      14,623           0.28       24.17
         2009                                        810          7.35       5,952           0.47       28.29
         2008 (af)                                    51          5.73         293           1.00      -42.70
      VIP Growth & Income
         2010                                        857          8.90       7,627           1.14       14.87
         2009                                         97          7.75         754           1.78       27.20
      VIP High Income
         2010                                        346         12.13       4,192          12.54       13.82
         2009                                         65         10.66         688          13.47       43.96

(a)  For period beginning April 30, 2010 and ended December 31, 2010
(z)  For period beginning January 1, 2009, and ended September 25, 2009
(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Index 500 - Service Class
         2010                                      2,796  $       9.48  $   26,496           2.38%      14.91%
         2009                                      1,376          8.25      11,343           3.43       26.48
         2008 (af)                                   217          6.52       1,417           5.31      -34.81
      VIP Investment Grade Bond
         2010                                        689         11.97       8,242           3.92        7.80
         2009                                        215         11.10       2,389           8.69       15.72
         2008 (af)                                    19          9.59         178           3.80       -4.05
      VIP Mid Cap
         2010                                        499         11.45       5,714           0.53       28.83
         2009                                        131          8.88       1,163           0.88       40.09
         2008 (af)                                    16          6.34         100           0.80      -36.58
      VIP Money Market
         2010                                      1,728         10.28      17,759           0.19        0.24
         2009                                        797         10.25       8,167           0.73        0.72
         2008 (af)                                   203         10.18       2,064           2.94        1.77
      VIP Real Estate
         2010                                        585          9.61       5,624           1.75       30.42
         2009                                        250          7.37       1,838           3.43       37.69
         2008 (af)                                    61          5.35         329           7.34      -46.51
      VIP Value Strategies
         2010                                        206         10.31       2,127           0.88       26.63
         2009                                         26          8.14         215           0.89       57.59
Investments in the
   Franklin Templeton Investments
   Sub-Accounts:
      VIP Global Asset Allocation
         2010 (b)                                      -           N/A           -           7.80        4.00
         2009                                         25          9.28         236           0.00       22.21
      VIP Global Income Securities
         2010                                        207         13.81       2,857           1.16       14.71
         2009                                         83         12.04       1,005           6.43       18.98
         2008 (af)                                    12         10.12         124           0.00        1.17
      VIP High Income Securities
         2010                                        251         12.26       3,078           5.85       13.71
         2009                                         42         10.78         450           0.82       42.99
      VIP Income Securities
         2010                                        221         10.72       2,365           7.95       12.87
         2009                                         79          9.50         750           7.01       35.88
         2008 (af)                                    31          6.99         213           0.00      -30.12
      VIP Mutual Global Discovery Securities
      Class 1
         2010                                         43         10.38         443           1.56       12.24
         2009                                         10          9.25          90           1.08       23.63

(b)  For period beginning January 1, 2010, and ended April 23, 2010
(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Franklin Templeton Investments Fund
   Sub-Accounts (continued):
      VIP Mutual Shares Securities
         2010                                        148  $       9.34  $    1,383           2.22%      11.47%
         2009                                         60          8.38         507           2.57       26.35
      VIP Small Cap Value Securities
         2010                                        941         10.94      10,300           0.82       28.49
         2009                                        304          8.52       2,588           1.42       29.54
         2008 (af)                                    83          6.57         548           0.00      -34.27
      VIP Small-Mid Cap Growth Securities
         2010                                        399         11.22       4,481           0.00       27.94
         2009                                        215          8.77       1,885           0.00       43.95
      VIP Strategic Income Securities
         2010                                        137         12.16       1,676           3.63       11.21
         2009                                         47         10.94         518           5.09       26.11
         2008 (af)                                    13          8.67         114           0.00      -13.27
      VIP U.S. Government
         2010                                        163         11.48       1,866           3.18        5.56
         2009                                         55         10.87         593           1.40        3.34
Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2010                                      2,581          9.67      24,973           0.49       15.58
         2009                                      1,908          8.37      15,970           0.77       27.79
         2008 (af)                                   227          6.55       1,485           1.09      -34.50
      Balanced ETF Asset Allocation
         2010                                      3,258         10.26      33,442           0.81       11.85
         2009                                      2,973          9.18      27,280           1.53       19.74
         2008 (af)                                   144          7.66       1,103           2.89      -23.37
      Conservative ETF Asset Allocation
         2010                                      1,082         10.80      11,684           1.84        6.67
         2009                                        496         10.12       5,018           0.99        8.57
         2008 (af)                                    90          9.32         837           1.71       -6.75
      Growth ETF Asset Allocation
         2010                                      5,683          9.95      56,537           0.56       14.19
         2009                                     10,926          8.71      95,193           1.07       24.94
         2008 (af)                                 2,767          6.97      19,294           0.21      -30.27
      Income & Growth ETF Asset Allocation
         2010                                      1,196         10.55      12,612           0.94        9.04
         2009                                        697          9.67       6,739           1.57       13.72
         2008 (af)                                   183          8.50       1,558           6.99      -14.95

(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Invesco Funds (c)
   Sub-Accounts:
      Invesco LIT Government (d)
         2010                                         22  $      10.81  $      242           0.19%       5.23%
         2009                                          4         10.27          39           6.66        0.98
      Invesco LIT Growth and Income (e)
         2010                                        272          9.84       2,679           0.09       12.51
         2009                                        104          8.75         908           3.93       24.37
         2008 (af)                                    15          7.03         106           1.88      -29.68
Investments in the
   Invesco Funds (f)
   Sub-Accounts:
      Invesco UIF U.S. Mid Cap
      Value Class I (h)
         2010                                         75         10.36         782           0.76       22.24
         2009                                         35          8.47         296           1.26       39.21
Investments in the
   Janus Aspen Series
   Sub-Accounts:
      Balanced
         2010                                        618         11.37       7,023           3.27        8.39
         2009                                        166         10.49       1,742           2.28       25.89
      Enterprise
         2010                                        377         10.13       3,821           0.00       25.85
      Flexible Bond
         2010                                        126         12.62       1,591           3.73        7.97
         2009                                         65         11.69         755           3.02       13.22
      Forty Portfolio
         2010                                         29          8.51         246           0.36        6.75
         2009                                         14          7.97         109           0.04       46.33
      Global Life Sciences
         2010 (p)                                      -           N/A           -           0.31        1.94
         2009                                         58          9.48         547           0.00       25.79
      Global Technology
         2010                                        306         11.72       3,589           0.00       24.83
         2009                                        109          9.39       1,027           0.00       57.09
      Mid Cap Value
         2010                                         47         11.01         517           0.87       15.66
         2009                                         11          9.51         103           0.51       33.69
      Overseas
         2010                                      1,155         10.54      12,179           0.68       25.31
         2009                                        391          8.41       3,290           0.61       79.56
         2008 (af)                                    48          4.69         224           0.00      -53.15
      Research Core Portfolio
         2010 (p)                                      -           N/A           -           1.43        6.85
         2009                                          3          8.29          23           0.26       35.80

(c)  Previously known as Van Kampen Life Investment Trust
(d)  Previously known as LIT Government
(e)  Previously known as LIT Growth and Income
(f)  Previously known as The Universal Institutional Funds, Inc.
(h)  Previously known as Van Kampen's UIF U.S. Mid Cap Value Class I
(p)  For period beginning January 1, 2010, and ended April 30, 2010
(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Oppenheimer Variable
   Account Funds
   Sub-Accounts:
      Oppenheimer Balanced
         2010                                        385  $       8.02  $    3,086           0.38%      12.91%
         2009                                         55          7.10         389           0.00       21.89
         2008 (af)                                     -          5.83           -           0.00      -41.72
      Oppenheimer Core Bond
         2010                                         85          7.44         634           1.99       11.41
         2009                                         97          6.68         648           0.00        9.61
      Oppenheimer Global Securities IC
         2010                                        139         10.11       1,401           0.68       15.96
         2009                                         24          8.72         211           0.00       39.77
         2008 (af)                                     -          6.24           -           0.00      -37.60
      Oppenheimer Main Street Small Cap Growth
         2010                                        538         10.99       5,910           0.56       23.41
         2009                                         58          8.91         520           0.82       37.20
      Oppenheimer Strategic Bond
         2010                                         67         11.36         771           4.08       14.97
         2009                                         20          9.88         203           0.00       18.83
      Oppenheimer Value
         2010                                        397         11.26       4,463           0.58       18.85
         2009                                         65          9.47         612           0.55       45.08

Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2010                                        993          9.52       9,453           1.11       14.76
         2009                                        535          8.30       4,442           0.86       39.24
         2008 (af)                                    39          5.96         231           1.07      -40.39

Investments in the
   The Alger Portfolios (v)
   Sub-Accounts:
      Alger Balanced Portfolio Class I-2
         2010                                        199         10.14       2,021           3.09       10.33
         2009                                         78          9.19         718           0.00       29.25
      Alger Cap Appreciation Class I-2
         2010                                        229         10.53       2,413           0.37       14.03
         2009                                         19          9.23         171           0.00       51.10
      Alger Large Cap Growth Class I-2
         2010                                        371          9.75       3,622           0.70       13.39
         2009                                        172          8.60       1,482           0.63       47.57
         2008                                         34          5.83         198           0.23      -41.72
      Alger MidCap Growth Class I-2
         2010                                        234          8.71       2,039           0.00       19.38
         2009                                        118          7.29         861           0.00       51.70
         2008 (af)                                    39          4.81         185           0.16      -51.92

(v)  Previously known as The Alger American Fund
(af) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Total Accumulator Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Capital Growth
      Class I (w)
         2010                                         28  $      10.65  $      295           0.12%      22.86%
         2009                                          2          8.67          21           0.00       65.55
      Morgan Stanley UIF Emerging Markets
      Equity Class I (x)
         2010                                        438          9.31       4,082           0.57       19.02
         2009                                        188          7.83       1,472           0.00       69.84
         2008 (af)                                    49          4.61         225           0.00      -53.93

(w)  Previously known as Van Kampen's UIF Capital Growth Class I
(x)  Previously known as Van Kampen's UIF Emerging Markets Equity Class I
(af) For period beginning May 1, 2008 and ended December 31, 2008

                                     PART C

PART C

OTHER INFORMATION





Item 26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not Applicable

     (c)(i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

     (iii) Form of Schedule of Sales Commissions. /(filed herewith)

(d) Form of the TotalAccumulator Flexible Premium Variable Adjustable Life Policy. /3

(e) Form of Application for the TotalAccumulator Flexible Premium Variable Adjustable Life Policy /3

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Contracts of Reinsurance - Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement between The Alger American Fund and Allstate Life Insurance Company of New York /1

     (2) Form of Participation Agreement between Alliance Bernstein Variable Products Series Fund, Inc. and Allstate Life Insurance Company of New York /4

     (3) Form of Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Life Insurance Company of New York /7

     (4) Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust and Allstate Life Insurance Company of New York /5 (5) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York /7

     (6) Form of Participation Agreement between Janus Aspen Series and Allstate Life Insurance Company of New York /1

     (7) Form of Participation Agreement between Oppenheimer Variable Account Funds and Allstate Life Insurance Company of New York /1

     (8) Form of Participation Agreement between Panorama Series Funds, Inc. and Allstate Life Insurance Company of New York /1

     (9) Form of Participation Agreement between Van Kampen Life Investment Trust and Allstate Life Insurance Company of New York /1

     (10) Form of Participation Agreement between The Universal Institutional Funds, Inc. and Allstate Life Insurance Company of New York /1

(i)  Administrative Contracts - Not Applicable

(j)  Other Material Contracts - Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York./6

(l) Actuarial Opinion and Consent. /6

(m) Sample Calculation. /3

(n) Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

(o) Omitted Financial Statements - Not Applicable

(p) Initial Capital Arrangements - Not Applicable

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /3

(99)(a) Powers of Attorney for Samuel H. Pilch, Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, John R. Raben, Jr., Phyllis Hill Slater, Kevin R. Slawin, John C. Pintozzi, James
     E. Hohmann, Michael B. Boyle, Douglas B. Welch, and Michael J. Velotta /8

(99)(b) Powers of Attorney for Robert K. Becker, Mark A. Green, and Matthew E. Winter /9

(99)(c) Powers of Attorney for Anurag Chandra and Larry M. Sedillo (filed herewith)


/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-100935, dated June 30, 2003.

/3 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-148225, 811-21250, filed December 12, 2007.

/4 Incorporated by reference from Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000

/5 Incorporated by reference from Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-74411) dated October 31, 2002.)

/6 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed March 21, 2008 (File No. 333-148225, 811-21250).

/7 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 25, 2008 (File No. 333-148225, 811-21250).

/8 Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 20, 2009 (File No. 333-148225, 811-21250).

/9 Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 16, 2010 (File No. 333-148225, 811-21250)

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                       POSITION AND OFFICE WITH
BUSINESS ADDRESS*                        DEPOSITOR OF THE ACCOUNT

MARCIA D. ALAZRAKI                          DIRECTOR
ROBERT K. BECKER                            DIRECTOR AND SENIOR VICE PRESIDENT
MICHAEL B. BOYLE                            DIRECTOR AND SENIOR VICE PRESIDENT
ANURAG CHANDRA                              DIRECTOR AND EXECUTIVE VICE PRESIDENT
CLEVELAND JOHNSON, JR.                      DIRECTOR
SUSAN L. LEES                               DIRECTOR, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
KENNETH R. O'BRIEN                          DIRECTOR
SAMUEL H. PILCH                             DIRECTOR, SENIOR GROUP VICE PRESIDENT AND CONTROLLER
JOHN C. PINTOZZI                            DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
JOHN RICHARD RABEN, JR.                     DIRECTOR
LARRY M. SEDILLO                            DIRECTOR, VICE PRESIDENT AND CHIEF
                                                 OPERATIONS OFFICER
PHYLLIS HILL SLATER                         DIRECTOR
MATTHEW E. WINTER                           DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
RICHARD C. CRIST, JR.                       SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARK W. DAVIS                               SENIOR VICE PRESIDENT
MARK A. GREEN                               SENIOR VICE PRESIDENT
JUDITH P. GREFFIN                           EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
SCOTT D. HARPER                             SENIOR VICE PRESIDENT
JEFFREY J. MCRAE                            SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
STEVEN C. VERNEY                            SENIOR VICE PRESIDENT AND ASSISTANT
                                                 TREASURER
MARIO RIZZO                                 SENIOR VICE PRESIDENT AND TREASURER
PERUVEMBA K. SATISH                         SENIOR VICE PRESIDENT AND INVESTMENT
                                                 RISK MANAGER
DARRYL L. BALTIMORE                         VICE PRESIDENT
ERROL CRAMER                                VICE PRESIDENT
LAWRENCE W. DAHL                            VICE PRESIDENT
SARAH R. DONAHUE                            VICE PRESIDENT
LISA J. FLANARY                             VICE PRESIDENT
KEITH A. HAUSCHILDT                         VICE PRESIDENT AND CHIEF
COMPLIANCE OFFICER
ATIF (A.J.) IJAZ                            VICE PRESIDENT
ROBERT E. TRANSON                           VICE PRESIDENT
TIMOTHY N. VANDER PAS                       VICE PRESIDENT
DEAN M. WAY                                 VICE PRESIDENT AND ILLUSTRATION ACTUARY
RICHARD ZAHARIAS                            VICE PRESIDENT
ROBERT WILLIAM BIRMAN                       ASSISTANT SECRETARY
JENNIFER M. HAGER                           ASSISTANT SECRETARY
PAUL N. KIERIG                              ASSISTANT SECRETARY
ELLIOT A. STULTZ                            ASSISTANT SECRETARY
LYNN M. CIRRINCIONE                         ASSISTANT TREASURER
FRANK R. FLARITO                            ASSISTANT TREASURER
RAYMOND P. THOMAS                           ASSISTANT TREASURER
THERESA M. RESNICK                          APPOINTED ACTUARY
KEVIN TIERNAN                               CHIEF ADMINISTRATIVE OFFICER

*    The principal business address of Ms. Alazraki is 7 Times Square, New
     York, New York, 10036. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 20 Linwood Avenue, Riverside, Connecticut 06878. The principal business address of Ms. Slater is 14 Bond Street, Suite 410, Great neck, Long Island, New York, 11021. The principal business address of Mr. Sedillo is 100 Motor Parkway, Happauge, New York 11788. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.


Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 24, 2011.

Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS

Effective April 29, 2011 (pending regulatory approval), our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance Company.

Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ADLLC also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A


The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name                         Position with Distributor

ROBERT K. BECKER             DIRECTOR  MANAGER AND CHAIRMAN OF THE BOARD
LISA J. FLANARY              MANAGER AND PRESIDENT
MARIBEL V. GERSTNER          VICE PRESIDENT
RICHARD C. CRIST, JR         VICE PRESIDENT AND CHIEF PRIVACY OFFICER
JEFFREY J. MCRAE             VICE PRESIDENT AND ASSISTANT TREASURER
ALLEN R. REED                VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
RICK EELS                    SENIOR VICE PRESIDENT
THOMAS MAHONEY               SENIOR VICE PRESIDENT
STAN SHELLEY                 SENIOR VICE PRESIDENT
MARK SUTTON                  SENIOR VICE PRESIDENT
SARAH R. DONAHUE             VICE PRESIDENT
D. SCOTT HARPER              VICE PRESIDENT
WILLIAM D. WEBB              VICE PRESIDENT AND TREASURER
STEVEN C. VERNEY             VICE PRESIDENT AND ASSISTANT TREASURER
SUSAN L. LEES                MANAGER AND ASSISTANT SECRETARY
TIMOTHY N. VANDERPAS         MANAGER
MATTHEW E. WINTER            MANAGER
DANA GOLDSTEIN               CHIEF COMPLIANCE OFFICER
MARY J. MCGINN               ASSISTANT SECRETARY
MARIO RIZZO                  VICE PRESIDENT AND ASSISTANT TREASURER


Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ADLLC, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32. MANAGEMENT SERVICES

         None.


Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on April 14, 2011.


           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                                  (REGISTRANT)



                BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                  (DEPOSITOR)



                             By: /s/ SUSAN L. LEES
                           --------------------------
          Susan L. Lees Vice President, Secretary, and General Counsel



Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on April 14, 2011.

*/MARCIA D. ALAZRAKI                 Director
--------------------
Marcia D. Alazraki

*/ROBERT K. BECKER                   Director and Senior Vice President
------------------
Robert K. Becker

*/MICHAEL B. BOYLE                   Director and Senior Vice President
------------------
Michael B. Boyle

*/ANURAG CHANDRA                     Director and Executive Vice President
------------------
Anurag Chandra

*/CLEVELAND JOHNSON, JR.             Director
------------------------
Cleveland Johnson, Jr.

/s/SUSAN L. LEES                     Director, Senior Vice President, General Counsel and
----------------                             Secretary
Susan L. Lees

*/KENNETH R. O'BRIEN                 Director
--------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                    Director, Controller and Senior Group Vice President
-----------------                            (Principal Accounting Officer)
Samuel H. Pilch


*/JOHN C. PINTOZZI                   Director, Senior Vice President and Chief Financial Officer
------------------                           (Principal Financial Officer)
John C. Pintozzi

*/JOHN R. RABEN, JR.                 Director
--------------------
John R. Raben, Jr.

*/LARRY M. SEDILLO                   Director, Vice President and Chief Operations Officer
--------------------------
Larry M. Sedillo


*/PHYLLIS HILL SLATER                Director
---------------------
Phyllis Hill Slater

*/MATTHEW E. WINTER                  Director, Chairman of the Board, President and Chief
-------------------                            Executive Officer (Principal Executive Officer)
Matthew E. Winter

*/ By Susan L. Lees, pursuant to Power of Attorney, previously filed or filed herewith.




                                  EXHIBIT INDEX

Exhibit No.                 Description

 (n)(1)                     Consent of Independent Registered Public Accounting Firm
(99)(c)                     Power of Attorney for Anurag Chandra and Larry M. Sedillo